As filed with the Securities and Exchange Commission on January 5, 2012

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03802

NEUBERGER BERMAN INCOME FUNDS
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Robert Conti
Chief Executive Officer and President
Neuberger Berman Income Funds
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York  10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: October 31, 2011

Date of reporting period: October 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders.

Neuberger Berman Income Funds

Investor Class Shares	Class A Shares
Trust Class Shares	Class C Shares
Institutional Class Shares	Class R3 Shares

Core Bond Fund	Municipal Intermediate Bond Fund
Floating Rate Income Fund	Short Duration Bond Fund
High Income Bond Fund	Strategic Income Fund

Annual Report

October 31, 2011

Contents
THE FUNDS
President's Letter	1

PORTFOLIO COMMENTARY
Core Bond Fund	2

Floating Rate Income Fund	5

High Income Bond Fund	8

Municipal Intermediate Bond Fund	11

Short Duration Bond Fund	14

Strategic Income Fund	17

FUND EXPENSE INFORMATION	25

SCHEDULE OF INVESTMENTS
Core Bond Fund	27

Floating Rate Income Fund	33

High Income Bond Fund	40

Municipal Intermediate Bond Fund	49

Short Duration Bond Fund	54

Strategic Income Fund	58

FINANCIAL STATEMENTS	90

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2011 Neuberger Berman Management LLC. All rights reserved.

FINANCIAL HIGHLIGHTS (ALL CLASSES)/PER SHARE DATA

Core Bond Fund	110

Floating Rate Income Fund	110

High Income Bond Fund	112

Municipal Intermediate Bond Fund	114

Short Duration Bond Fund	114

Strategic Income Fund	116

Reports of Independent Registered Public Accounting Firms	122

Directory	124

Trustees and Officers	125

Proxy Voting Policies and Procedures	134

Quarterly Portfolio Schedule	134

Notice to Shareholders	134

Board Consideration of the Management and Sub-Advisory Agreements	135

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2011 Neuberger Berman Management LLC. All rights reserved.

President's Letter (Unaudited)

Dear Fellow Shareholder,

The fixed income market was often driven by macro factors that caused investor sentiment to shift during the 12 months ended October 31, 2011. This, in turn, triggered periods of heightened volatility and mixed results for non-Treasury securities.

Despite several flights to quality, Treasury yields rose and non-Treasury securities generated solid results over the first half of the reporting period. Fundamentals for non-Treasuries did not meaningfully change during the second half of the period, as the economy continued to expand, corporate balance sheets were generally flush with cash and profits remained strong. However, this was overshadowed at times by concerns regarding the global economy, the ongoing European sovereign debt crisis and the downgrade of U.S. debt by Standard & Poor's. Collectively, this sparked risk aversion as investors sold non-Treasuries in favor of the safety of U.S. government securities. At one point in September 2011, the yield on the 10-year Treasury fell to a level not seen since the 1940s. All told, Treasury yields moved lower over the 12 months ended October 31, 2011. While non-Treasuries produced positive results over that period, they generally lagged equal duration Treasuries.

Overall, our Fixed Income Funds were overweighted in non-Treasuries. This was largely beneficial during the first half of the fiscal year given spread tightening (the difference in yield between Treasuries and other securities). However, the aforementioned macro issues caused this strategy to produce mixed results during the second half of the fiscal year.

Looking ahead, we anticipate growth to remain modest, but positive, as the economy adjusts to tighter fiscal conditions. Easy monetary conditions, ample liquidity and stronger balance sheets for both consumers and corporations should, in our view, provide an improved environment for consumer spending and, thus, U.S. growth.

Given our expectations for the economy, relatively benign inflation and generally positive underlying fundamentals, we continue to favor certain non-Treasury securities. That being said, the financial markets could experience periods of volatility given the uncertain macro environment. However, with the Federal Reserve vowing to keep short term interest rates anchored at a historically low range between zero and 0.25% until mid-2013, we believe that investor demand for non-Treasuries will generally be strong. We also anticipate overall solid demand for tax-free bonds given their relatively attractive yields.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman Mutual Funds

Core Bond Fund Commentary (Unaudited)

Neuberger Berman Core Bond Fund Institutional Class generated a 4.82% total return for the 12 months ended October 31, 2011 and underperformed its benchmark, the Barclays Capital U.S. Aggregate Index, which provided a 5.00% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The fixed income market experienced periods of heightened volatility during the reporting period. These were often triggered by macro events, such as the sovereign debt crisis in Europe, Standard & Poor's downgrade of U.S. debt, natural disasters and geopolitical unrest. During the spikes in market volatility, investors typically sought refuge in Treasury securities. However, increased risk aversion was often quickly replaced with renewed risk appetite as investors looked for ways to generate incremental yield in the low interest rate environment. Overall, non-Treasury securities generated solid returns during the reporting period, but many sectors lagged equal-duration Treasuries.

While the Fund benefited from an overweight in non-Treasuries during the first half of the Fund's fiscal year, this positioning produced mixed results as the reporting period progressed. A portion of the Fund's non-Treasury gains were negated in August and September 2011, as concerns regarding a double-dip recession and the escalating European debt crisis caused credit spreads (the difference in yield between Treasuries and other bond sectors) to widen. For the 12-month period as a whole, the Fund's investment grade corporate bonds detracted from results. In particular, the Fund's overweight to the financials subsector and lower-rated industries were not rewarded. Additive to performance was the Fund's exposure to commercial mortgage-backed securities (CMBS), as their spreads narrowed during the 12-month reporting period. The Fund's allocation to Treasury Inflation Protected Securities (TIPS) also contributed to performance. They were supported by periods of increased inflation expectations and the flight to quality that occurred during the second half of the reporting period.

A number of adjustments were made to the portfolio during the reporting period. The Fund's allocation to U.S. government agency mortgages was increased as we found them to be attractively valued. While we maintained an overweight to the investment grade corporate bond sector, we pared our exposure given macro uncertainties. The Fund sold Treasury futures during the reporting period to assist in managing its duration positioning, which detracted slightly from returns.

Looking ahead, we believe the economy will avert a recession. However, given ongoing headwinds, such as elevated unemployment and weakness in the housing market, growth could remain modest. We anticipate maintaining our overweight exposure to non-Treasuries given our expectations for continued economic growth, benign inflation and solid investor demand.

Sincerely,

Thanos Bardas, David M. Brown, Andrew A. Johnson and Bradley C. Tank
Portfolio Co-Managers

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Core Bond Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NCRIX
Institutional Class	NCRLX
Class A	NCRAX
Class C	NCRCX

PORTFOLIO BY TYPE OF SECURITY
(as a % of Total Net Assets)
Asset-Backed Securities	0.5%
Corporate Debt Securities	24.0
Mortgage-Backed Securities	51.7
U.S. Treasury Securities	18.7
Short-Term Investments	24.6
Liabilities, less cash, receivables and other assets	(19.5)
Total	100.0%

PERFORMANCE HIGHLIGHTS3,10
	Inception	Average Annual Total Return Ended 10/31/2011
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	02/01/1997	4.41%	6.23%	5.20%	5.72%
Institutional Class	10/01/1995	4.82%	6.67%	5.63%	6.12%
Class A15	12/20/2007	4.32%	6.28%	5.44%	6.00%
Class C15	12/20/2007	3.54%	5.69%	5.14%	5.81%
With Sales Charge
Class A15		-0.10%	5.37%	4.98%	5.71%
Class C15		2.54%	5.69%	5.14%	5.81%
Index
Barclays Capital U.S. Aggregate Index13,14		5.00%	6.41%	5.46%	6.33%

Performance data quoted represent past performance and do not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

For the period ended October 31, 2011, the 30-day SEC yield was 2.07%, 2.47%, 1.98% and 1.32% for Investor Class, Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC currently absorbs certain expenses of the Fund. Absent such arrangements, the 30-day SEC yield would have been 2.00%, 2.40%, 1.92% and 1.26% for Investor Class, Institutional Class, Class A and Class C shares, respectively, and average annual returns may have been lower.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal 2010 were 1.21%, 0.72%, 1.11% and 1.86% for Investor Class, Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers and/or expense reimbursements, if any). The expense ratios net of waivers and/or reimbursements were 0.87%, 0.47%, 0.87% and 1.62% for Investor Class, Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 10/31/2021 for Investor Class, Institutional Class, Class A and Class C shares. Absent these caps, returns may have been lower.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

The results shown in the table do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares.

Core Bond Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT
(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years or, if the Fund has operated for less than 10 fiscal years, since the Fund's inception. The graph is based on the Fund's Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see the Performance Highlights table on the previous page). The graph also shows how a broad-based market index and, if applicable, a more narrowly-based index performed over the same period. The index results have not been reduced to reflect any fees or expenses. The results shown in the graph include the reinvestment of income dividends and distributions, but do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Floating Rate Income Fund Commentary (Unaudited)

Neuberger Berman Floating Rate Income Fund Institutional Class generated a 3.16% total return for the 12 months ended October 31, 2011 and outperformed its benchmark, the S&P/LSTA Leveraged Loan Index, which provided a 3.12% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

During the Fund's fiscal year, the performance of the floating rate bank loan market, not unlike other markets, was quite volatile. Throughout the reporting period, there were several occasions of robust investor risk appetite, followed by periods of increased risk aversion. The unusually high level of volatility in the floating rate loan market was, typically, not due to underlying fundamentals, but rather to investor emotions and macro events, such as fears of a double-dip recession and the sovereign debt crisis in Europe. In fact, fundamentals in the market remained quite strong, as corporate earnings were generally solid, corporate balance sheets were often flush with cash, and floating rate loan defaults declined. During the reporting period, the default rate among the securities in the benchmark fell from approximately 2.3% to 0.3%. Higher-quality securities outperformed their lower-quality counterparts. For the 12 months ended October 31, 2011, BB rated securities in the index gained 3.56% and CCC rated securities rose 2.90%.

The Fund continued to allocate a portion of its assets to non-floating rate securities. We have the flexibility to allocate up to 20% of the portfolio in these securities, usually fixed-rate senior secured bonds, as they may help the Fund generate incremental yield. The Fund's non-floating rate allocation was approximately 15% midway through the reporting period. We started reducing this allocation in August 2011 and ended the fiscal year at approximately 8% of total net assets. This adjustment was made when floating rate loan yields became more attractive on a relative basis as their rates moved higher when investor risk aversion increased.

We continued to actively participate in the new issuance market. For much of the period, we emphasized securities in the primary rather than the secondary bank loan market due to the former's higher current yields. However, during the second half of the period we increased our purchases in the secondary market as those yields became increasingly attractive and the primary market saw limited issuance.

Throughout the Fund's fiscal year, the portfolio was overweighted in single B rated securities and underweighted in BB and CCC rated securities relative to the benchmark. We thought this positioning was appropriate given the solid fundamental environment and certain company-specific concerns we had regarding CCC rated issuers. Overall, the Fund's B rated overweight benefited performance.

From a sector perspective, security selection in publishing, business equipment and financials was the largest contributor to performance. In contrast, an overweight in radio and television, coupled with security selection in autos and gaming, detracted the most from results.

Looking ahead, we continue to have a positive outlook for the floating rate loan market. As we saw during the reporting period, the market is not immune to macro events. However, over the longer-term, we feel that fundamentals, which we view generally as being positive, will support floating rate loan prices. Despite recent moderating economic growth, corporate profits have remained solid, balance sheets are often cash-rich and default rates have remained well below their annual 4% average. Furthermore, we believe that the U.S. economy has enough momentum to avert a recession. We also feel that supply and demand for bank loans technicals is largely balanced. However, with the Federal Reserve vowing to keep short-term rates at a historically low range until at least mid-2013, overall demand for higher yielding floating rate loans should, in our view, be solid as investors search for income and securities with defensive characteristics.

Sincerely,

Stephen J. Casey, Ann H. Benjamin, Thomas P. O'Reilly and Joseph P. Lynch
Portfolio Co-Managers

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Floating Rate Income Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NFIIX
Class A	NFIAX
Class C	NFICX

PORTFOLIO BY MATURITY DISTRIBUTION
(as a % of Total Investments)
Less than One Year	7.2%
One to less than Five Years	36.7
Five to less than Ten Years	56.1
Total	100.0%

PERFORMANCE HIGHLIGHTS6
	Inception	Average Annual Total Return Ended 10/31/2011
	Date	1 Year	Life of Fund
At NAV
Institutional Class17	12/30/2009	3.16%	5.10%
Class A	12/29/2009	2.77%	4.68%
Class C17	12/30/2009	1.98%	3.99%
With Sales Charge
Class A		-1.59%	2.26%
Class C17		1.00%	3.99%
Index
S&P/LSTA Leveraged Loan Index13,14		3.12%	6.45%

Performance data quoted represent past performance and do not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

For the period ended October 31, 2011, the 30-day SEC yield was 5.68%, 5.08% and 4.58% for Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC currently absorbs certain expenses of the Fund. Absent such arrangements, the 30-day SEC yield would have been 5.59%, 4.99% and 4.42% for Institutional Class, Class A and Class C shares, respectively, and average annual returns may have been lower.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2010 were 1.66%, 2.04% and 3.19% for Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers and/or expense reimbursements, if any). The expense ratios net of waivers and/or reimbursements were 0.71%, 1.08% and 1.83% for Institutional Class, Class A and Class C, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 10/31/2014 for Institutional Class shares and through 10/31/2021 for Class A and Class C shares. Absent these caps, returns may have been lower.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

The results shown in the table do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares.

Floating Rate Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT
(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years or, if the Fund has operated for less than 10 fiscal years, since the Fund's inception. The graph is based on the Fund's Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see the Performance Highlights table on the previous page). The graph also shows how a broad-based market index and, if applicable, a more narrowly-based index performed over the same period. The index results have not been reduced to reflect any fees or expenses. The results shown in the graph include the reinvestment of income dividends and distributions, but do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

High Income Bond Fund Commentary (Unaudited)

Neuberger Berman High Income Bond Fund Investor Class generated a 3.09% total return for the 12 months ended October 31, 2011 and lagged its benchmark, the BofA Merrill Lynch U.S. High Yield Master II Constrained Index, which provided a 4.82% return for the period. The Fund also underperformed its previous benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index, which returned 5.16% for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The high yield market experienced periods of heightened volatility during the Fund's fiscal year. There were several occasions of robust investor risk appetite, followed by periods of increased risk aversion. These gyrations were typically not due to underlying fundamentals, but rather to investor emotions and macro events, such as fears of a double-dip recession and the sovereign debt crisis in Europe. In fact, credit fundamentals in the market remained quite strong, as corporate earnings were generally solid, corporate balance sheets were often flush with cash and high yield defaults declined (according to JPMorgan, the high yield default rate fell from approximately 2.4% to 1.0% during the reporting period). Overall, the high yield market generated a positive return during the reporting period, but lagged equal-duration Treasuries. Higher-quality securities outperformed their lower-quality counterparts. For the 12 months ended October 31, 2011, BB rated (rated higher) and CCC (a relatively low rating) rated securities in the benchmark returned 5.03% and 2.93%, respectively.

For the Fund, underweight positions in banking and paper, along with security selection in packaging, provided the largest positive contributions to performance relative to the benchmark. In contrast, security selection in telecommunications, technology and broadcasting detracted the most from relative results.

We made several adjustments to the portfolio during the Fund's fiscal year. At the beginning of the period, the Fund's overall credit quality was similar to that of its index. Following the December 2010 extension of the Bush-era tax cuts, we became more optimistic about the overall economy. Against this backdrop, we increased the Fund's exposure to CCC rated securities. We also increased our allocation to more cyclical sectors of the market, as we thought they would be beneficiaries of the ongoing economic expansion. Conversely, we pared the Fund's exposure to areas of the market that we felt had become less attractively valued. In August, however, expectations for the U.S. economy became bleaker and we took a number of actions to protect the portfolio. These included moving to an underweight in CCC rated securities and paring our exposure to those issuers who we thought might be more vulnerable in a weaker economic environment. We also shifted to an overweight position in higher quality BB rated securities. From a sector perspective, we cut back our exposure to more cyclical parts of the media, telecommunication and technology sectors, while increasing our allocation to more defensive industries, such as energy. Finally, we sold positions in issuers that we identified as having significant currency exposure to a weakening euro.

Given the underlying fundamentals and current valuations, we have a positive outlook for the high yield market. From a fundamental perspective, despite moderating economic growth, corporate profits have generally been solid and leverage levels are manageable. Furthermore, in our view, most companies have significant liquidity on their balance sheets, which provides something of a cushion if economic growth weakens further. We also believe that implied default levels are overstated. In our opinion, the supply and demand for high income bonds is supportive. From a new supply perspective, by and large we think issuers will be opportunistic—not forced—borrowers, as they'll tap the market when rates are favorable. To a great extent, we expect new issuance to be driven by refinancing to extend maturities at attractive rates. We're also optimistic about investor demand. To be sure, the high yield market is not immune to macro issues, such as those that impacted the financial markets at times during the reporting period. However, when and if some of the clouds surrounding the economy and the crisis in Europe lift, we anticipate seeing generally solid demand, especially in light of the Federal Reserve's vow to keep short-term rates on hold until at least mid-2013.

Sincerely,

Ann H. Benjamin, Thomas P. O'Reilly and Russ Covode
Portfolio Co-Managers

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

High Income Bond Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NHINX
Institutional Class	NHILX
Class A	NHIAX
Class C	NHICX
Class R3	NHIRX

PORTFOLIO BY MATURITY DISTRIBUTION
(as a % of Total Investments)
Less than One Year	1.3%
One to less than Five Years	47.1
Five to less than Ten Years	48.1
Ten Years or Greater	3.5
Total	100.0%

PERFORMANCE HIGHLIGHTS2,9
	Inception	Average Annual Total Return Ended 10/31/2011
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	02/01/1992	3.09%	8.52%	7.83%	8.01%
Institutional Class12	05/27/2009	3.23%	8.64%	7.89%	8.04%
Class A12	05/27/2009	2.83%	8.41%	7.77%	7.98%
Class C12	05/27/2009	2.06%	8.03%	7.59%	7.89%
Class R312	05/27/2009	2.58%	8.29%	7.71%	7.95%
With Sales Charge
Class A12		-1.53%	7.47%	7.31%	7.74%
Class C12		1.10%	8.03%	7.59%	7.89%
Index
Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index13,14		5.16%	8.22%	9.26%	N/A
BofA Merrill Lynch U.S. High Yield Master II Constrained Index13,14		4.82%	8.05%	9.01%	N/A

Performance data quoted represent past performance and do not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

The Fund's broad-based index used for comparison purposes has been changed from Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index to the BofA Merrill Lynch U.S. High Yield Master II Constrained Index because the new index more closely resembles the characteristics for the Fund's investments.

For the period ended October 31, 2011, the 30-day SEC yield was 6.35%, 6.41%, 5.87%, 5.36% and 5.85% for Investor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively. Neuberger Berman Management LLC currently absorbs certain expenses of the Fund. Absent such arrangements, the 30-day SEC yield would have been 6.35%, 6.41%, 5.87%, 5.38% and 5.81% for Investor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, and average annual returns may have been lower.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2010 were 0.96%, 0.78%, 1.17%, 1.94% and 1.73% for Investor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers and/or expense reimbursements, if any). The expense ratios net of waivers and/or reimbursements were 0.96%, 0.76%, 1.13%, 1.88% and 1.38% for Investor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 10/31/2014 for Investor Class, Institutional Class, Class A, Class C and Class R3 shares. Absent these caps, returns may have been lower.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

The results shown in the table do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares.

High Income Bond Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years or, if the Fund has operated for less than 10 fiscal years, since the Fund's inception. The graph is based on the Fund's Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see the Performance Highlights table on the previous page). The graph also shows how a broad-based market index and, if applicable, a more narrowly-based index performed over the same period. The index results have not been reduced to reflect any fees or expenses. The results shown in the graph include the reinvestment of income dividends and distributions, but do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Municipal Intermediate Bond Fund Commentary (Unaudited)

Neuberger Berman Municipal Intermediate Bond Fund Investor Class generated a 3.53% total return for the 12 months ended October 31, 2011 and lagged its benchmark, the Barclays Capital 7-Year General Obligation Index, which provided a 4.04% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

After posting very weak results during the first three months of the Fund's fiscal year, the municipal market then rebounded and generated positive returns during seven of the last nine months of the period. A number of issues caused the municipal market to initially perform poorly, including rising interest rates given expectations for improving economic growth, a large increase in issuance of Build America Bonds at the end of 2010, and weak demand due to fears of substantially higher municipal defaults. The municipal market then strengthened, as an increase in defaults never materialized, tax revenues increased and a number of states took actions to reduce spending and shore up their budgets. In addition, new issuance fell sharply and demand increased as investors were drawn to the relatively attractive yields offered by many municipal securities. The market also was a beneficiary of the flight to quality that occurred toward the end of the Fund's fiscal year.

The Fund's duration and yield curve positioning produced mixed results during the reporting period. Having a modestly longer duration than that of its benchmark was a detractor from performance during the first half of the fiscal year as longer-term municipal securities lagged their shorter-term counterparts. However, the Fund's longer duration later enhanced its results given the declining interest rate environment in the second half of the period. In terms of the Fund's yield curve positioning, we utilized a barbell approach (investing in shorter and longer maturities). In contrast, the Fund's benchmark is concentrated in the six- to eight-year portion of the curve, which was among the best-performing portions of the municipal yield curve.

The Fund's overall higher quality than that of the benchmark was rewarded in the 12- to 14-year portion of the municipal yield curve as higher quality bonds outperformed lower quality securities. This strategy was less successful in the two- to three-year portion of the yield curve where lower quality bonds outperformed.

From a sector perspective, we continued to emphasize higher quality revenue and general obligation bonds that tend to perform relatively well during difficult economic environments. Having an underweight to lower quality tobacco bonds (municipal bonds secured by tobacco settlement payments) was a positive for results as they lagged the benchmark.

We made minor adjustments to the portfolio during the reporting period. For example, we added to the Fund's allocation in high quality general obligation bonds in the seven to 13 year maturity range. Given the persistently low level of absolute yield available on the short end of the curve, the additional yield generated by these bonds was additive to the Fund's performance.

While certain economic and credit challenges remain, we have a generally positive outlook for the municipal market. The municipal yield curve remains steep from a historical perspective and, in our view, supply could remain fairly muted in 2012. In addition, municipal bonds are attractively valued versus their U.S. Treasury counterparts. While a number of macro uncertainties could negatively impact investor sentiment at times, we anticipate demand to remain generally solid given what we feel will be a slow growth/low interest rate environment. While we do not anticipate a double-dip scenario, further economic softening or higher-than-expected inflation could impact the municipal market. Should the economy stumble, tax revenues would decline and this would put additional strains on municipalities that are still repairing their budgets following the lengthy recession. In terms of inflation, we anticipate it will be relatively benign. That being said, given the Federal Reserve's accommodative policies and the potential for a third round of quantitative easing, higher inflation and, by extension, higher interest rates, cannot be ruled out.

Sincerely,

James L. Iselin and S. Blake Miller
Portfolio Co-Managers

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Municipal Intermediate Bond Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NMUIX
Institutional Class	NMNLX
Class A	NMNAX
Class C	NMNCX

PORTFOLIO BY STATE AND TERRITORY
(as a % of Total Investments)
Arizona	1.6%
California	11.2
Colorado	1.3
District of Columbia	0.1
Florida	4.0
Georgia	1.0
Illinois	9.0
Indiana	3.6
Iowa	1.2
Kansas	1.6
Louisiana	1.2
Maryland	1.1
Massachusetts	7.6
Michigan	4.3
Minnesota	1.3
Mississippi	0.9
Missouri	1.5
Nebraska	1.1
Nevada	1.8
New Jersey	4.7
New Mexico	0.7
New York	8.6
North Carolina	0.9
Ohio	1.0
Oregon	1.7
Pennsylvania	1.9
Puerto Rico	1.8
Rhode Island	1.0
South Carolina	0.8
Tennessee	3.0
Texas	9.8
Virginia	4.1
Washington	4.6
Total	100.0%

PERFORMANCE HIGHLIGHTS1,7,8
	Inception	Average Annual Total Return Ended 10/31/2011
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	07/09/1987	3.53%	4.01%	3.75%	5.17%
Institutional Class18	06/21/2010	3.60%	4.03%	3.76%	5.18%
Class A18	06/21/2010	3.22%	3.95%	3.72%	5.16%
Class C18	06/21/2010	2.54%	3.73%	3.62%	5.11%
With Sales Charge
Class A18		-1.13%	3.05%	3.27%	4.97%
Class C18		1.54%	3.73%	3.62%	5.11%
Index
Barclays Capital 7-Year General Obligation Index13,14		4.04%	5.72%	5.11%	6.17%

Performance data quoted represent past performance and do not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

For the period ended October 31, 2011, the 30-day SEC yield was 2.22%, 2.37%, 1.92% and 1.25% for Investor Class, Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yield was 3.42%, 3.65%, 2.95% and 1.92% for Investor Class, Institutional Class, Class A and Class C shares, respectively, for an investor in the highest federal income tax bracket (35%). Neuberger Berman Management LLC currently absorbs certain expenses of the Fund. Absent such arrangements, the 30-day SEC yield would have been 2.02%, 2.15%, -2.75% and -0.06% for Investor Class, Institutional Class, Class A and Class C shares, respectively, and average annual returns may have been lower.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2010 were 1.02%, 0.64%, 1.01% and 1.76% for Investor Class, Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers and/or expense reimbursements, if any). The expense ratios net of waivers and/or reimbursements were 0.65%, 0.50%, 0.87% and 1.62% for the Investor Class, Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 10/31/2014 for Investor Class, Institutional Class, Class A and Class C shares. Absent these caps, returns may have been lower.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

The results shown in the table do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares.

Municipal Intermediate Bond Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years or, if the Fund has operated for less than 10 fiscal years, since the Fund's inception. The graph is based on the Fund's Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see the Performance Highlights table on the previous page). The graph also shows how a broad-based market index and, if applicable, a more narrowly-based index performed over the same period. The index results have not been reduced to reflect any fees or expenses. The results shown in the graph include the reinvestment of income dividends and distributions, but do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Short Duration Bond Fund Commentary (Unaudited)

Neuberger Berman Short Duration Bond Fund Investor Class generated a 0.20% total return for the 12 months ended October 31, 2011 and underperformed its benchmark, the Barclays Capital 1-3 Year U.S. Government/Credit Index, which provided a 1.21% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The fixed income market experienced periods of heightened volatility during the reporting period. These were often triggered by macro events, such as the sovereign debt crisis in Europe, Standard & Poor's downgrade of U.S. debt, natural disasters and geopolitical unrest. During the spikes in market volatility, investors typically sought refuge in Treasury securities. However, increased risk aversion was often quickly replaced with renewed risk appetite as investors looked for ways to generate incremental yield in the low interest rate environment. Some non-Treasury securities generated solid returns during the reporting period, but many sectors lagged equal-duration Treasuries.

While the Fund benefited from an overweight in non-Treasuries during the first half of the Fund's fiscal year, this positioning produced mixed results as the reporting period progressed. A large portion of the Fund's non-Treasury gains were given back in August and September 2011, as concerns regarding a double-dip recession and the escalating European debt crisis caused credit spreads (the difference in yield between Treasuries and other bond sectors) to widen. For the 12-month period as a whole, the Fund's non-agency mortgage-backed securities (MBS) and asset-backed securities detracted from results. Having a shorter duration than the benchmark was also a drag on results, as interest rates declined. On the upside, the Fund's exposure to commercial mortgage-backed securities (CMBS) was beneficial, as their spreads narrowed during the 12-month reporting period. The Fund's investment grade corporate bonds also contributed to performance, albeit to a lesser extent.

A number of adjustments were made to the portfolio during the reporting period. We increased the Fund's exposures to CMBS, traditional asset-backed securities backed by auto loans and credit cards, U.S. government agency MBS and investment grade corporate bonds in the financial and industrial subsectors. We pared the Fund's allocation to Treasury securities. The Fund sold Treasury futures during the reporting period to assist in managing its duration positioning, which detracted slightly from returns.

Looking ahead, we believe the economy will avert a recession. However, given ongoing headwinds, such as elevated unemployment and weakness in the housing market, growth could remain modest. We anticipate maintaining our overweight exposure to non-Treasuries given our expectations for continued economic growth, benign inflation and solid investor demand.

Sincerely,

Thomas Sontag, Michael Foster and Richard Grau
Portfolio Co-Managers

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Short Duration Bond Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NSBIX
Trust Class	NSBTX
Institutional Class	NSHLX
Class A	NSHAX
Class C	NSHCX

PORTFOLIO BY TYPE OF SECURITY
(as a % of Total Net Assets)
Asset-Backed Securities	11.8%
Corporate Debt Securities	28.2
U.S. Government Agency Securities	3.7
Mortgage-Backed Securities	40.6
U.S. Treasury Securities	13.7
Short-Term Investments	6.5
Liabilities, less cash, receivables and other assets	(4.5)
Total	100.0%

PERFORMANCE HIGHLIGHTS5
	Inception	Average Annual Total Return Ended 10/31/2011
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/09/1986	0.20%	1.42%	2.03%	4.80%
Trust Class16	08/30/1993	0.10%	1.34%	1.93%	4.73%
Institutional Class16	06/21/2010	0.40%	1.47%	2.05%	4.81%
Class A16	06/21/2010	-0.10%	1.36%	2.00%	4.79%
Class C16	06/21/2010	-0.84%	1.15%	1.89%	4.74%
With Sales Charge
Class A16		-2.62%	0.85%	1.74%	4.68%
Class C16		-1.82%	1.15%	1.89%	4.74%
Index
Barclays Capital 1-3 Year U.S. Government/Credit Index13,14		1.21%	4.11%	3.60%	5.82%

Performance data quoted represent past performance and do not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

For the period ended October 31, 2011, the 30-day SEC yield was 1.86%, 1.76%, 2.04%, 1.67% and 0.95% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC currently absorbs certain expenses of the Fund. Absent such arrangements, the 30-day SEC yield would have been 1.53%, 1.28%, 1.64%, 0.33% and 0.49% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively, and average annual returns may have been lower.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2010 were 1.28%, 1.49%, 0.78%, 1.15% and 1.90% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers and/or expense reimbursements, if any). The expense ratios net of waivers and/or reimbursements were 0.71%, 0.81%, 0.51%, 0.88% and 1.63% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 10/31/2014 for Investor Class, Trust Class, Institutional Class, Class A and Class C shares. Absent these caps, returns may have been lower.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

The results shown in the table do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares.

Short Duration Bond Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years or, if the Fund has operated for less than 10 fiscal years, since the Fund's inception. The graph is based on the Fund's Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see the Performance Highlights table on the previous page). The graph also shows how a broad-based market index and, if applicable, a more narrowly-based index performed over the same period. The index results have not been reduced to reflect any fees or expenses. The results shown in the graph include the reinvestment of income dividends and distributions, but do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Strategic Income Fund Commentary (Unaudited)

Neuberger Berman Strategic Income Fund Institutional Class generated a 3.96% total return for the 12 months ended October 31, 2011 and underperformed its benchmark, the Barclays Capital U.S. Aggregate Index, which provided a 5.00% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The fixed income market experienced periods of heightened volatility during the reporting period. These were often triggered by macro events, such as the sovereign debt crisis in Europe, Standard & Poor's downgrade of U.S. debt, natural disasters and geopolitical unrest. During the spikes in market volatility, investors typically sought refuge in Treasury securities. However, increased risk aversion was often quickly replaced with renewed risk appetite as investors looked for ways to generate incremental yield in the low interest rate environment. Overall, non-Treasury securities generated solid returns during the reporting period, but many sectors lagged equal-duration Treasuries.

While the Fund benefited from an overweight in non-Treasuries during the first half of the Fund's fiscal year, this positioning produced mixed results as the reporting period progressed. A portion of the Fund's non-Treasury gains were negated in August and September 2011, as concerns regarding a double-dip recession and the escalating European debt crisis caused credit spreads (the difference in yield between Treasuries and other bond sectors) to widen. For the 12-month period as a whole, the Fund's investment grade corporate bonds detracted from results. In particular, the Fund's overweight to the financials subsector and lower-rated industries were not rewarded. The Fund's non-agency mortgage-backed securities (MBS) exposure hurt performance. Additive to results, however, were the Fund's exposures to high yield bonds, emerging market debt and commercial mortgage-backed securities (CMBS), as their spreads narrowed during the 12-month reporting period.

A number of adjustments were made to the portfolio during the reporting period. We shortened the Fund's duration as we believed that interest rates were unsustainably low. The Fund's allocation to non-agency MBS was increased as we found them to be attractively valued. To further diversify the Fund's below investment-grade exposure, we pared its allocation to high yield bonds and increased its holding of bank loans. The Fund sold Treasury futures during the reporting period to assist in managing its duration positioning, which detracted slightly from returns.

Looking ahead, we believe the economy will avert a recession. However, given ongoing headwinds, such as elevated unemployment and weakness in the housing market, growth will likely remain modest. We anticipate maintaining our overweight exposure to non-Treasuries given our expectations for continued economic growth, benign inflation and solid investor demand.

Sincerely,

Thanos Bardas, David M. Brown, Andrew A. Johnson and Bradley C. Tank
Portfolio Co-Managers

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Strategic Income Fund (Unaudited)

TICKER SYMBOLS
Trust Class	NSTTX
Institutional Class	NSTLX
Class A	NSTAX
Class C	NSTCX

PORTFOLIO BY TYPE OF SECURITY
(as a % of Total Net Assets)
Asset-Backed Securities	3.3%
Corporate Debt Securities	38.8
Bank Loan Obligations	13.4
Government Securities	2.4
Mortgage-Backed Securities	40.9
U.S. Treasury Securities	5.0
Short-Term Investments	9.1
Liabilities, less cash, receivables and other assets	(12.9)
Total	100.0%

PERFORMANCE HIGHLIGHTS4
	Inception	Average Annual Total Return Ended 10/31/2011
	Date	1 Year	5 Years	Life of Fund
At NAV
Trust Class11	04/02/2007	3.60%	7.71%	8.18%
Institutional Class	07/11/2003	3.96%	8.04%	8.38%
Class A11	12/20/2007	3.55%	7.72%	8.19%
Class C11	12/20/2007	2.83%	7.11%	7.82%
With Sales Charge
Class A11		-0.86%	6.78%	7.62%
Class C11		1.85%	7.11%	7.82%
Index
Barclays Capital U.S. Aggregate Index13,14		5.00%	6.41%	5.17%

Performance data quoted represent past performance and do not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance. Because the Fund had a different goal and strategy, which included managing assets by an asset allocation committee, prior to February 29, 2008, its performance during that time might have been different if current policies had been in effect.

For the period ended October 31, 2011, the 30-day SEC yield was 3.85%, 4.20%, 3.64% and 3.11% for Trust Class, Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC currently absorbs certain expenses of the Fund. Absent such arrangements, the 30-day SEC yield would have been 3.66%, 4.02%, 3.48% and 2.91% for Trust Class, Institutional Class, Class A and Class C shares, respectively, and average annual returns may have been lower.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2010 were 1.37%, 0.97%, 1.38% and 2.11% for Trust Class, Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers and/or expense reimbursements, if any). The expense ratios net of waivers and/or reimbursements were 1.11%, 0.76%, 1.16% and 1.86% for Trust Class, Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 10/31/2014 for Trust Class shares and through 10/31/2021 for Institutional Class, Class A and Class C shares. Absent these caps, returns may have been lower.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

The results shown in the table do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares.

Strategic Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT
(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years or, if the Fund has operated for less than 10 fiscal years, since the Fund's inception. The graph is based on the Fund's Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see the Performance Highlights table on the previous page). The graph also shows how a broad-based market index and, if applicable, a more narrowly-based index performed over the same period. The index results have not been reduced to reflect any fees or expenses. The results shown in the graph include the reinvestment of income dividends and distributions, but do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Endnotes (Unaudited)

1
Neuberger Berman Management LLC ("Management") has contractually undertaken to forgo current payment of fees and/or reimburse Neuberger Berman Municipal Intermediate Bond Fund so that its total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any; consequently, net expenses may exceed the contractual expense limitations) ("Operating Expenses") are limited to 0.65%, 0.50%, 0.87% and 1.62% of average daily net assets for the Investor Class, Institutional Class, Class A and Class C, respectively. These undertakings last until October 31, 2014. Each class of the Fund has agreed to repay Management for fees and expenses forgone and/or its excess Operating Expenses previously reimbursed by Management, pursuant to the contractual expense limitation, so long as its annual Operating Expenses during the period do not exceed its above-stated expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. Absent such forgone fees and/or reimbursements, the performance of each class of the Fund would have been lower. For the year ended October 31, 2011, there were no repayments of expenses to Management.

2
Management has contractually undertaken to forgo current payment of fees and/or reimburse Neuberger Berman High Income Bond Fund so that its total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any; consequently, net expenses may exceed the contractual expense limitations) ("Operating Expenses") are limited to 1.00%, 0.75%, 1.12%, 1.87% and 1.37% of average daily net assets for the Investor Class, Institutional Class, Class A, Class C and Class R3, respectively. These undertakings last until October 31, 2014. Each class of the Fund has agreed to repay Management for fees and expenses forgone and/or its excess Operating Expenses previously reimbursed by Management, pursuant to the contractual expense limitation, so long as its annual Operating Expenses during the period do not exceed its above-stated expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. Absent such forgone fees and/or reimbursements, the performance of each class of the Fund would have been lower. For the year ended October 31, 2011, the Institutional Class, Class A and Class R3 of the Fund reimbursed Management $51,305, $38,618 and $257, respectively.

3
Management has contractually undertaken to forgo current payment of fees and/or reimburse Neuberger Berman Core Bond Fund so that its total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any; consequently, net expenses may exceed the contractual expense limitations) ("Operating Expenses") are limited to 0.85%, 0.45%, 0.85% and 1.60% of average daily net assets for the Investor Class, Institutional Class, Class A and Class C, respectively. These undertakings last until October 31, 2021. Each class of the Fund has agreed to repay Management for fees and expenses forgone and/or its excess Operating Expenses previously reimbursed by Management pursuant to the contractual expense limitation, so long as its annual Operating Expenses during the period do not exceed its above-stated expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. Absent such forgone fees and/or reimbursements, the performance of each class of the Fund would have been lower. For the year ended October 31, 2011, there were no repayments of expenses to Management. Effective May 1, 2011, Management has voluntarily agreed to waive its management fee in the amount of 0.06% of the average daily net assets of the Fund. Management may, at its sole discretion, modify or terminate this voluntary waiver without notice to the Fund. Effective November 1, 2010, Management had voluntarily agreed to waive its management fee in the amount of 0.12% of the average daily net assets of the Fund. Prior to March 3, 2010, Management had voluntarily agreed to waive its management fee in the amount of 0.25% of the average daily net assets of the Fund. Prior to March 1, 2006, Management had voluntarily agreed to waive its management fee in the amount of 0.20% of the average daily net assets of the Fund. Absent such waiver, the performance of each class of the Fund would have been lower.

4
Management has contractually undertaken to forgo current payment of fees and/or reimburse Neuberger Berman Strategic Income Fund so that its total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any; consequently, net expenses may exceed the contractual expense limitations) ("Operating Expenses") are limited to 1.10%, 0.75% (effective March 1, 2008, and 0.85% through February 29, 2008), 1.15% and 1.85% of average daily net assets for the Trust Class, Institutional Class, Class A and Class C, respectively. These undertakings last until October 31, 2014 for the Trust Class and until October 31, 2021 for the Institutional Class, Class A and Class C. Each class of the Fund has agreed to repay Management for fees and expenses forgone and/or its excess Operating Expenses previously reimbursed by Management, pursuant to the contractual expense limitation, so long as its annual Operating Expenses during the period do not exceed its above-stated expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. Absent such forgone fees and/or reimbursements, the performance of each class of the Fund would have been lower. For the year ended October 31, 2011, there were no repayments of expenses to Management.

5
Management has contractually undertaken to forgo current payment of fees and/or reimburse Neuberger Berman Short Duration Bond Fund so that its total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any; consequently, net expenses may exceed the contractual expense limitations) ("Operating Expenses") are limited to 0.70%, 0.80%, 0.50%, 0.87% and 1.62% of average daily net assets for the Investor Class, Trust Class, Institutional Class, Class A and Class C, respectively. These undertakings last until October 31, 2014. Each class of the Fund has agreed to repay Management for fees and expenses forgone and/or its excess Operating Expenses previously reimbursed by Management, pursuant to the contractual expense limitation, so long as its annual Operating Expenses during the period do not exceed its above-stated expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. Absent such forgone fees and/or reimbursements, the performance of each class of the Fund would have been lower. For the year ended October 31, 2011, there were no repayments of expenses to Management.

6
Management has contractually undertaken to forgo current payment of fees and/or reimburse Neuberger Berman Floating Rate Income Fund so that its total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any; consequently, net expenses may exceed the contractual expense limitations) ("Operating Expenses") are limited to 0.70%, 1.07% and 1.82% of average daily net assets for the Institutional Class, Class A and Class C, respectively. These undertakings last until October 31, 2014 for the Institutional Class and until October 31, 2021 for Class A and Class C. Each class of the Fund has agreed to repay Management for fees and expenses forgone and/or its excess Operating Expenses previously reimbursed by Management, pursuant to the contractual expense limitation, so long as its annual Operating Expenses during the period do not exceed its above-stated expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. Absent such forgone fees and/or reimbursements, the performance of each class of the Fund would have been lower. For the year ended October 31, 2011, there were no repayments of expenses to Management.

7
Tax-equivalent effective yield is the taxable effective yield that an investor would have had to receive in order to realize the same level of yield after federal income taxes at the highest federal tax rate, currently 35%, assuming that all of the Fund's income is exempt from federal income taxes.

8	A portion of the income may be a tax preference item for purposes of the federal alternative minimum tax for certain investors.

9
The Fund is the successor to Lipper High Income Bond Fund ("Lipper Fund"). The total return data for the periods prior to September 7, 2002, are those of Lipper Fund Premier Class. The performance information for Investor Class is that of Lipper Fund Premier Class for the period April 1, 1996, through September 6, 2002. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects the same as those of Lipper Fund. Returns would have been lower if the manager of Lipper Fund had not waived certain of its fees during the periods shown.

10
The Fund is the successor to Ariel Premier Bond Fund ("Ariel Bond Fund"). The total return data for the periods prior to June 13, 2005, are those of Ariel Bond Fund Institutional Class and Ariel Bond Fund Investor Class. The performance information for Institutional Class is that of Ariel Bond Fund Institutional Class for the period October 1, 1995 (date of inception) through June 10, 2005. The performance information for Investor Class is that of Ariel Bond Fund Institutional Class for the period October 1, 1995 through January 31, 1997 (the period prior to the class' commencement of operations), and that of Ariel Bond Fund Investor Class for the period February 1, 1997 (class' commencement of operations) through June 10, 2005. Ariel Bond Fund Institutional Class had lower expenses and typically higher returns than Ariel Bond Fund Investor Class. The investment policies, guidelines and restrictions of the Fund are in all material respects the same as those of Ariel Bond Fund. Returns would have been lower if the manager of Ariel Bond Fund had not waived certain of its fees during the periods shown.

11
The Trust Class, Class A and Class C of Neuberger Berman Strategic Income Fund commenced operations on April 2, 2007, December 20, 2007 and December 20, 2007, respectively. The performance information for Trust Class, Class A and Class C prior to the class' commencement of operations is that of the Institutional Class of Neuberger Berman Strategic Income Fund. In making this translation, the performance information of the Institutional Class has been adjusted to reflect the appropriate sales charge applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific Operating Expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Trust Class, Class A or Class C.

12
The Institutional Class, Class A, Class C and Class R3 of Neuberger Berman High Income Bond Fund each commenced operations on May 27, 2009. The performance information for Institutional Class, Class A, Class C and Class R3 prior to the class' commencement of operations is that of the Investor Class of Neuberger Berman High Income Bond Fund. In making this translation, the performance information of the Investor Class has been adjusted to reflect the appropriate sales charge applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific Operating Expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A, Class C or Class R3. The Investor Class has higher expenses and typically lower returns than Institutional Class.

13	The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

14
Please see "Glossary of Indices" starting on page 24 for a description of indices. Please note that indices do not take into account any fees and expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Management and include reinvestment of all income dividends and distributions. The Fund may invest in securities not included in the described indices or may not invest in all securities included in the described indices.

15
Class A and Class C of Neuberger Berman Core Bond Fund each commenced operations on December 20, 2007. The performance information for Class A and Class C prior to the class' commencement of operations is that of the Institutional Class of Neuberger Berman Core Bond Fund. In making this translation, the performance information for the Institutional Class has been adjusted to reflect the appropriate sales charge applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific Operating Expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A or Class C.

16
The Trust Class of Short Duration Bond Fund commenced operations on August 30, 1993. The Institutional Class, Class A and Class C of Neuberger Berman Short Duration Bond Fund each commenced operations on June 21, 2010. The performance information for Trust Class, Institutional Class, Class A and Class C prior to the class' commencement of operations is that of the Investor Class of Neuberger Berman Short Duration Bond Fund. In making this translation, the performance information of the Investor Class has been adjusted to reflect the appropriate sales charge applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific Operating Expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Trust Class, Class A or Class C. The Investor Class has higher expenses and typically lower returns than Institutional Class.

17
The Institutional Class and Class C of Neuberger Berman Floating Rate Income Fund each commenced operations on December 30, 2009. The performance information for Institutional Class and Class C prior to the class' commencement of operations is that of Class A of Neuberger Berman Floating Rate Income Fund. In making this translation, the performance information (at NAV) of Class A has been adjusted to reflect the appropriate sales charge applicable to Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). Class A has higher expenses and typically lower returns (at NAV) than Institutional Class. Class A has lower expenses and typically higher returns (at NAV) than Class C.

18
The Institutional Class, Class A and Class C of Neuberger Berman Municipal Intermediate Bond Fund each commenced operations on June 21, 2010. The performance information for Institutional Class, Class A and Class C prior to the class' commencement of operations is that of the Investor Class of Neuberger Berman Municipal Intermediate Bond Fund. In making this translation, the performance information of the Investor Class has been adjusted to reflect the appropriate sales charge applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific Operating Expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C. The Investor Class has higher expenses and typically lower returns than Institutional Class.

For more complete information on any of the Neuberger Berman Income Funds, call Neuberger Berman Management LLC at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices (Unaudited)

Barclays Capital 1-3 Year U.S. Government/Credit Index:
An unmanaged index that includes all bonds in the U.S. Government/Credit Index with at least one to three years to maturity. The U.S. Government/Credit Index includes all securities in the Government and Credit Indices. The Government Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. All bonds in the index must meet the following additional criteria: must have at least one year to final maturity regardless of call features; must have at least $250 million par amount outstanding; must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Standard & Poor's, Moody's Investors Services, Inc., and Fitch, Inc.; must be fixed rate; must be dollar-denominated and non-convertible; and must be publicly issued.

Barclays Capital 7-Year General Obligation Index:
An unmanaged total return performance benchmark for the 7-year (6-8) maturity component of the Barclays Capital General Obligation ("G.O.") Index, which tracks the performance of the investment-grade G.O. (state and local) tax-exempt bond market.

Barclays Capital U.S. Aggregate Index:
An unmanaged index that represents the U.S. domestic investment grade bond market. It is comprised of the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index:
An unmanaged sub-index of the Barclays Capital U.S. Corporate High Yield Index (which includes all U.S. dollar-denominated, taxable, fixed rate, noninvestment grade debt), capped such that no single issuer accounts for more than 2% of the index weight.

S&P/LSTA Leverage Loan Index:
A daily total return index that uses Loan Syndications and Trading Association (LSTA)/Loan Pricing Corporation (LPC) mark-to-market pricing to calculate market value change. On a real-time basis, the Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The Index represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers.

BofA Merrill Lynch U.S. High Yield Master II Constrained Index:
An unmanaged market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Qualifying bonds must have at least one year remaining to maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. Qualifying bonds are capitalization weighted provided the total allocation to an individual issuer does not exceed 2%.

Information About Your Fund's Expenses (Unaudited)

These tables are designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2011 and held for the entire period. The table illustrates each fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 10/31/11 (Unaudited)

Neuberger Berman Income Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(2)
	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During the Period(1) 5/1/11 - 10/31/11	Expense Ratio	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During the Period(1) 5/1/11 - 10/31/11	Expense Ratio
Neuberger Berman Core Bond Fund
Investor Class	$1,000.00	$1,032.10	$4.35	.85%	$1,000.00	$1,020.92	$4.33	.85%
Institutional Class	$1,000.00	$1,034.20	$2.31	.45%	$1,000.00	$1,022.94	$2.29	.45%
Class A	$1,000.00	$1,031.20	$4.35	.85%	$1,000.00	$1,020.92	$4.33	.85%
Class C	$1,000.00	$1,028.30	$8.18	1.60%	$1,000.00	$1,017.14	$8.13	1.60%
Neuberger Berman Floating Rate Income Fund
Institutional Class	$1,000.00	$992.20	$3.52	.70%	$1,000.00	$1,021.68	$3.57	.70%
Class A	$1,000.00	$990.30	$5.37	1.07%	$1,000.00	$1,019.81	$5.45	1.07%
Class C	$1,000.00	$986.50	$9.11	1.82%	$1,000.00	$1,016.03	$9.25	1.82%
Neuberger Berman High Income Bond Fund
Investor Class	$1,000.00	$975.70	$4.28	.86%	$1,000.00	$1,020.87	$4.38	.86%
Institutional Class	$1,000.00	$976.50	$3.59	.72%	$1,000.00	$1,021.58	$3.67	.72%
Class A	$1,000.00	$974.50	$5.57	1.12%	$1,000.00	$1,019.56	$5.70	1.12%
Class C	$1,000.00	$970.80	$9.29	1.87%	$1,000.00	$1,015.78	$9.50	1.87%
Class R3	$1,000.00	$973.30	$6.81	1.37%	$1,000.00	$1,018.30	$6.97	1.37%
Neuberger Berman Municipal Intermediate Bond Fund
Investor Class	$1,000.00	$1,043.80	$3.35	.65%	$1,000.00	$1,021.93	$3.31	.65%
Institutional Class	$1,000.00	$1,044.60	$2.58	.50%	$1,000.00	$1,022.68	$2.55	.50%
Class A	$1,000.00	$1,043.50	$4.48	.87%	$1,000.00	$1,020.82	$4.43	.87%
Class C	$1,000.00	$1,038.70	$8.32	1.62%	$1,000.00	$1,017.04	$8.24	1.62%
Neuberger Berman Short Duration Bond Fund
Investor Class	$1,000.00	$993.50	$3.57	.71%	$1,000.00	$1,021.63	$3.62	.71%
Trust Class	$1,000.00	$993.30	$4.07	.81%	$1,000.00	$1,021.12	$4.13	.81%
Institutional Class	$1,000.00	$995.70	$2.57	.51%	$1,000.00	$1,022.63	$2.60	.51%
Class A	$1,000.00	$993.00	$4.37	.87%	$1,000.00	$1,020.82	$4.43	.87%
Class C	$1,000.00	$989.20	$8.12	1.62%	$1,000.00	$1,017.04	$8.24	1.62%
Neuberger Berman Strategic Income Fund
Trust Class	$1,000.00	$1,015.30	$5.59	1.10%	$1,000.00	$1,019.66	$5.60	1.10%
Institutional Class	$1,000.00	$1,017.10	$3.81	.75%	$1,000.00	$1,021.42	$3.82	.75%
Class A	$1,000.00	$1,015.10	$5.84	1.15%	$1,000.00	$1,019.41	$5.85	1.15%
Class C	$1,000.00	$1,011.50	$9.38	1.85%	$1,000.00	$1,015.88	$9.40	1.85%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

Schedule of Investments Neuberger Berman Core Bond Fund

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)z
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (18.7%)
$2,385	U.S. Treasury Bonds, 6.88%, due 8/15/25	$3,561
4,350	U.S. Treasury Bonds, 4.50%, due 2/15/36	5,394	ØØ
215	U.S. Treasury Bonds, 4.25%, due 5/15/39	258
10,873	U.S. Treasury Inflation Index Notes, 2.38%, due 1/15/17	12,644	ØØ
1,791	U.S. Treasury Inflation Index Notes, 1.13%, due 1/15/21	1,970	ØØ
860	U.S. Treasury Notes, 2.38%, due 10/31/14	909	ØØ
14,760	U.S. Treasury Notes, 3.13%, due 1/31/17	16,290	ØØ
1,290	U.S. Treasury Notes, 3.63%, due 8/15/19	1,465	ØØ
Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $39,375)		42,491

Mortgage-Backed Securities (52.0%)
Collateralized Mortgage Obligations (0.9%)
217	Banc of America Funding Corp., Ser. 2005-F, Class 4A1, 2.78%, due 9/20/35	145	µ
63	Banc of America Funding Corp., Ser. 2006-G, Class 2A1, 0.46%, due 7/20/36	48	µ
119	Countrywide Asset-Backed Certificates, Ser. 2005-IM2, Class A3, 0.51%, due 1/25/36	84	µ
270	First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5, Class 2A1, 2.62%, due 11/25/35	203	µ
207	GSR Mortgage Loan Trust, Ser. 2005-AR3, Class 6A1, 2.76%, due 5/25/35	157	µ
351	GSR Mortgage Loan Trust, Ser. 2007-AR1, Class 2A1, 3.34%, due 3/25/47	221	µ
184	HSI Asset Loan Obligation, Ser. 2007-AR1, Class 2A1, 3.63%, due 1/25/37	94	µ
22	Impac Secured Assets Corp., Ser. 2006-3, Class A4, 0.33%, due 11/25/36	22	µ
40	IndyMac INDX Mortgage Loan Trust, Ser. 2006-AR7, Class 3A1, 2.83%, due 5/25/36	20	µ
381	IndyMac INDX Mortgage Loan Trust, Ser. 2006-AR11, Class 2A1, 3.05%, due 6/25/36	178	µ
519	JP Morgan Mortgage Trust, Ser. 2005-A3, Class 7CA1, 2.67%, due 6/25/35	408	µ
168	Nomura Asset Acceptance Corp., Ser. 2007-2, Class A1A, 0.36%, due 4/25/47	64	µ
98	Opteum Mortgage Acceptance Corp., Ser. 2005-3, Class A1B, 0.50%, due 7/25/35	90	µ
238	Residential Accredit Loans, Inc., Ser. 2005-QA10, Class A31, 3.61%, due 9/25/35	143	µ
300	Residential Accredit Loans, Inc., Ser. 2006-QA1, Class A21, 3.81%, due 1/25/36	142	µ
121	Residential Accredit Loans, Inc., Ser. 2006-QO7, Class 3A2, 0.45%, due 9/25/46	54	µ
		2,073
Commercial Mortgage-Backed (12.4%)
1,025	Banc of America Commercial Mortgage, Inc., Ser. 2007-1, Class A4, 5.45%, due 1/15/49	1,101
515	Banc of America Commercial Mortgage, Inc., Ser. 2007-3, Class A4, 5.80%, due 6/10/49	543	µ
500	Banc of America Commercial Mortgage, Inc., Ser. 2007-4, Class ASB, 5.71%, due 2/10/51	539	µ
500	Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW15, Class A4, 5.33%, due 2/11/44	520	ØØ
400	Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW17, Class A4, 5.69%, due 6/11/50	436
1,550	Commercial Mortgage Loan Trust, Ser. 2008-LS1, Class A4B, 6.01%, due 12/10/49	1,652	µØØ
1,000	Commercial Mortgage Pass-Through Certificates, Ser. 2006-C8, Class A4, 5.31%, due 12/10/46	1,073	ØØ
117	Credit Suisse Mortgage Capital Certificates, Ser. 2007-TF2A, Class A1, 0.42%, due 4/15/22	107	ñµ
80	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C3, Class A4, 5.90%, due 6/15/39	84	µ
1,200	Credit Suisse Mortgage Capital Certificates, Ser. 2006-C4, Class A3, 5.47%, due 9/15/39	1,269	ØØ
1,000	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C4, Class A4, 5.97%, due 9/15/39	1,036	µ
100	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C1, Class A3, 5.38%, due 2/15/40	103
1,000	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C5, Class A4, 5.70%, due 9/15/40	1,035	ØØ
250	Credit Suisse Mortgage Capital Certificates, Ser. 2008-C1, Class A3, 6.41%, due 2/15/41	267	µ
1,225	CW Capital Cobalt Ltd., Ser. 2007-C3, Class A4, 6.01%, due 5/15/46	1,301	µØØ
498	DBUBS Mortgage Trust, Ser. 20011-LC1A, Class A1, 3.74%, due 11/10/46	518	ñ
700	Greenwich Capital Commercial Funding Corp., Ser. 2007-GG9, Class A4, 5.44%, due 3/10/39	747
2,050	Greenwich Capital Commercial Funding Corp., Ser. 2007-GG11, Class A4, 5.74%, due 12/10/49	2,172	ØØ
600	GS Mortgage Securities Corp. II, Ser. 2006-GG6, Class A4, 5.55%, due 4/10/38	647	ØØ
400	GS Mortgage Securities Corp. II, Ser. 2006-GG8, Class A4, 5.56%, due 11/10/39	432

See Notes to Schedule of Investments	27

Schedule of Investments Neuberger Berman Core Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$305	GS Mortgage Securities Corp. II, Ser. 2011-GC3, Class A4, 4.75%, due 3/10/44	$318	ñ
2,140	GS Mortgage Securities Corp. II, Ser. 2007-GG10, Class A4, 5.98%, due 8/10/45	2,279	µØØ
1,100	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP9, Class A3, 5.34%, due 5/15/47	1,160	ØØ
1,950	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LDPX, Class A3, 5.42%, due 1/15/49	2,072	ØØ
1,380	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD11, Class A4, 6.00%, due 6/15/49	1,458	µØØ
555	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB20, Class ASB, 5.69%, due 2/12/51	594
1,219	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD12, Class A4, 5.88%, due 2/15/51	1,306	ØØ
1,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-5, Class A4, 5.38%, due 8/12/48	1,036	ØØ
1,400	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-7, Class A4, 5.81%, due 6/12/50	1,470	µØØ
525	Morgan Stanley Capital I, Ser. 2007-IQ14, Class A2, 5.61%, due 4/15/49	543
300	Morgan Stanley Capital I, Ser. 2007-IQ16, Class A4, 5.81%, due 12/12/49	327
		28,145
Fannie Mae (19.2%)
22	Fannie Mae Grantor Trust, Ser. 2002-T5, Class A1, 0.48%, due 5/25/32	21	µ
5,953	Pass-Through Certificates, 6.00%, due 11/1/15 – 11/1/38	6,550
763	Pass-Through Certificates, 5.00%, due 3/1/21 – 7/1/39	822
12,167	Pass-Through Certificates, 5.50%, due 5/1/30 – 4/1/40	13,221
79	Pass-Through Certificates, 8.50%, due 4/1/34	92
1,633	Pass-Through Certificates, 4.50%, due 5/1/40 – 1/1/41	1,730
1,465	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	1,523	Ø
8,160	Pass-Through Certificates, 4.50%, TBA, 30 Year Maturity	8,628	Ø
6,605	Pass-Through Certificates, 5.00%, TBA, 30 Year Maturity	7,105	Ø
3,700	Pass-Through Certificates, 5.50%, TBA, 30 Year Maturity	4,013	Ø
		43,705
Freddie Mac (19.5%)
1,355	Federal Home Loan Bank, Bonds, 5.50%, due 7/15/36	1,705
818	Pass-Through Certificates, 5.00%, due 5/1/23 – 1/1/39	877
26	Pass-Through Certificates, 6.50%, due 11/1/25	29
9,384	Pass-Through Certificates, 5.50%, due 5/1/35 – 11/1/38	10,156
290	Pass-Through Certificates, 5.32%, due 2/1/37	304	µ
642	Pass-Through Certificates, 5.28%, due 4/1/37	682	µ
174	Pass-Through Certificates, 6.00%, due 12/1/37	190
2,530	Pass-Through Certificates, 4.00%, due 12/1/40 – 2/1/41	2,629
990	Pass-Through Certificates, 4.50%, due 7/1/41	1,045
11,825	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	12,265	Ø
9,100	Pass-Through Certificates, 4.50%, TBA, 30 Year Maturity	9,595	Ø
3,875	Pass-Through Certificates, 5.00%, TBA, 30 Year Maturity	4,154	Ø
630	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	652	Ø
		44,283
Total Mortgage-Backed Securities (Cost $116,743)		118,206

See Notes to Schedule of Investments	28

Schedule of Investments Neuberger Berman Core Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Corporate Debt Securities (24.0%)

Aerospace & Defense (0.4%)
$775	Lockheed Martin Corp., Senior Unsecured Notes, 3.35%, due 9/15/21	$781

Agriculture (0.9%)
760	Lorillard Tobacco Co., Guaranteed Notes, 3.50%, due 8/4/16	763
1,045	Lorillard Tobacco Co., Guaranteed Notes, 8.13%, due 6/23/19	1,259	ØØ
		2,022
Airlines (1.3%)
350	Continental Airlines, Inc., Pass-Through Certificates, Ser. 2010-1, Class A, 4.75%, due 1/12/21	347
953	Continental Airlines, Inc., Pass-Through Certificates, Ser. 2007-1, Class A, 5.98%, due 4/19/22	972	ØØ
759	Delta Air Lines, Inc., Pass-Through Certificates, Ser. 2010-1, Class A, 6.20%, due 7/2/18	797	ØØ
846	Delta Air Lines, Inc., Pass-Through Certificates, Ser. 2009-1, Ser. A, 7.75%, due 12/17/19	909	ØØ
		3,025
Banking (5.2%)
970	Bank of America Corp., Senior Unsecured Notes, 4.50%, due 4/1/15	958	ØØ
590	Bank of America Corp., Senior Unsecured Notes, 4.75%, due 8/1/15	590
770	Bank of America Corp., Senior Unsecured Medium-Term Notes, Ser. L, 5.65%, due 5/1/18	771
925	Bank of America Corp., Senior Unsecured Notes, 5.63%, due 7/1/20	891	ØØ
840	Bank of America Corp., Senior Unsecured Medium-Term Notes, 5.00%, due 5/13/21	789
735	Citigroup, Inc., Senior Unsecured Notes, 5.50%, due 4/11/13	763	ØØ
670	Citigroup, Inc., Senior Unsecured Notes, 6.13%, due 11/21/17	738	ØØ
450	Citigroup, Inc., Senior Unsecured Notes, 8.13%, due 7/15/39	618
1,025	Goldman Sachs Group, Inc., Subordinated Notes, 6.75%, due 10/1/37	985	ØØ
1,140	Morgan Stanley, Senior Unsecured Notes, 3.45%, due 11/2/15	1,104
540	Morgan Stanley, Senior Unsecured Notes, 3.80%, due 4/29/16	522
1,945	Morgan Stanley, Senior Unsecured Medium-Term Notes, Ser. F, 5.63%, due 9/23/19	1,920	ØØ
260	Morgan Stanley, Senior Unsecured Notes, 5.50%, due 7/28/21	254
885	Royal Bank of Canada, Senior Notes, 1.45%, due 10/30/14	889
		11,792
Computers (0.4%)
955	Hewlett-Packard Co., Senior Unsecured Notes, 2.35%, due 3/15/15	973

Diversified Financial Services (1.7%)
655	American Express Credit Corp., Senior Unsecured Medium-Term Notes, Ser. D, 5.13%, due 8/25/14	712	ØØ
705	ERAC USA Finance Co., Senior Notes, 4.50%, due 8/16/21	721	ñ
1,030	General Electric Capital Corp., Senior Unsecured Notes, 5.90%, due 5/13/14	1,133	ØØ
775	General Electric Capital Corp., Senior Unsecured Medium-Term Notes, 4.65%, due 10/17/21	798
500	Merrill Lynch & Co., Inc., Subordinated Notes, 6.05%, due 5/16/16	492
		3,856
Electric (0.5%)
800	Comision Federal de Electricidad, Senior Unsecured Notes, 4.88%, due 5/26/21	816	ñ
295	Dominion Resources, Inc., Senior Unsecured Notes, Ser. C, 4.90%, due 8/1/41	323
		1,139

See Notes to Schedule of Investments	29

Schedule of Investments Neuberger Berman Core Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Energy - Exploration & Production (0.3%)
$580	Nexen, Inc., Senior Unsecured Notes, 6.40%, due 5/15/37	$624	ØØ

Food (1.1%)
1,075	Grupo Bimbo SAB de CV, Guaranteed Notes, 4.88%, due 6/30/20	1,125	ñØØ
685	Kraft Foods, Inc., Senior Unsecured Notes, 6.50%, due 2/9/40	876	ØØ
525	Sigma Alimentos SA. de CV, Guaranteed Notes, 5.63%, due 4/14/18	534	ñ
		2,535
Food & Drug Retailers (0.4%)
675	CVS Caremark Corp., Senior Unsecured Notes, 5.75%, due 5/15/41	780

Gas Distribution (0.2%)
425	Enterprise Products Operating LLC, Guaranteed Notes, 5.95%, due 2/1/41	485

Healthcare - Services (0.1%)
205	Coventry Health Care, Inc., Senior Unsecured Notes, 5.45%, due 6/15/21	225

Industrial (0.2%)
435	Husky Energy, Inc., Senior Unsecured Notes, 5.90%, due 6/15/14	477	ØØ

Insurance (1.7%)
820	Hartford Financial Services Group, Inc., Senior Unsecured Notes, 5.38%, due 3/15/17	846	ØØ
530	Hartford Financial Services Group, Inc., Senior Unsecured Notes, 6.30%, due 3/15/18	553
885	Nationwide Financial Services, Inc., Senior Unsecured Notes, 5.38%, due 3/25/21	882	ñØØ
800	PPL WEM Holdings PLC, Senior Unsecured Notes, 3.90%, due 5/1/16	831	ñØØ
695	Prudential Financial, Inc., Senior Unsecured Medium-Term Notes, Ser. D, 3.88%, due 1/14/15	726	ØØ
		3,838
Media (3.7%)
800	DirecTV Holdings LLC, Guaranteed Notes, 3.55%, due 3/15/15	839	ØØ
365	DirecTV Holdings LLC, Guaranteed Notes, 5.00%, due 3/1/21	400	ØØ
575	DirecTV Holdings LLC, Guaranteed Notes, 6.00%, due 8/15/40	655	ØØ
790	NBCUniversal Media LLC, Senior Unsecured Notes, 4.38%, due 4/1/21	840
565	NBCUniversal Media LLC, Senior Unsecured Notes, 6.40%, due 4/30/40	688
1,005	News America, Inc., Guaranteed Notes, 4.50%, due 2/15/21	1,049
1,330	Time Warner Cable, Inc., Guaranteed Notes, 8.75%, due 2/14/19	1,730	ØØ
885	Time Warner Cable, Inc., Guaranteed Notes, 5.50%, due 9/1/41	952
555	Time Warner, Inc., Guaranteed Notes, 6.10%, due 7/15/40	641
580	Time Warner, Inc., Guaranteed Notes, 5.38%, due 10/15/41	612
		8,406
Office - Business Equipment (0.4%)
965	Xerox Corp., Senior Unsecured Notes, 4.50%, due 5/15/21	1,005

See Notes to Schedule of Investments	30

Schedule of Investments Neuberger Berman Core Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Oil & Gas (0.5%)
$530	Anadarko Petroleum Corp., Senior Unsecured Notes, 5.95%, due 9/15/16	$609
585	BP Capital PLC, Guaranteed Notes, 3.56%, due 11/1/21	593
		1,202
Real Estate Investment Trust (0.3%)
770	Health Care REIT, Inc., Senior Unsecured Notes, 5.25%, due 1/15/22	736	ØØ

Steel Producers - Products (1.1%)
1,370	ArcelorMittal, Senior Unsecured Notes, 6.13%, due 6/1/18	1,407	ØØ
945	ArcelorMittal, Senior Unsecured Notes, 9.85%, due 6/1/19	1,121	ØØ
		2,528
Telecommunications (3.4%)
760	America Movil SAB de CV, Guaranteed Notes, 2.38%, due 9/8/16	759
355	AT&T, Inc., Senior Unsecured Notes, 4.45%, due 5/15/21	386	ØØ
1,165	AT&T, Inc., Senior Unsecured Notes, 3.88%, due 8/15/21	1,213
525	AT&T, Inc., Senior Unsecured Notes, 6.55%, due 2/15/39	657
1,290	Qwest Corp., Senior Unsecured Notes, 6.75%, due 12/1/21	1,371
150	Telecom Italia Capital SA, Guaranteed Notes, 4.95%, due 9/30/14	148	ØØ
950	Telefonica Emisiones SAU, Guaranteed Notes, 3.99%, due 2/16/16	934	ØØ
1,195	Telefonica Emisiones SAU, Guaranteed Notes, 5.46%, due 2/16/21	1,211	ØØ
635	Verizon Communications, Inc., Senior Unsecured Notes, 3.50%, due 11/1/21	641	Ø
330	Verizon Communications, Inc., Senior Unsecured Notes, 4.75%, due 11/1/41	338	Ø
		7,658
Transportation (0.2%)
355	CSX Corp., Senior Unsecured Notes, 4.75%, due 5/30/42	363

Total Corporate Debt Securities (Cost $52,560)		54,450

Asset-Backed Securities (0.5%)
330	Carrington Mortgage Loan Trust, Ser. 2006-NC3, Class A3, 0.39%, due 8/25/36	107	µ
19	Chase Funding Mortgage Loan Asset-Backed Certificates, Ser. 2004-1, Class 2A2, 0.70%, due 12/25/33	17	µ
110	Citigroup Mortgage Loan Trust, Inc., Ser. 2006-WFH1, Class M2, 0.61%, due 1/25/36	44	µ
65	Countrywide Asset-Backed Certificates, Ser. 2006-BC1, Class 1A, 0.44%, due 4/25/36	48	µ
41	Countrywide Asset-Backed Certificates, Ser. 2007-BC2, Class 2A1, 0.33%, due 6/25/37	41	µ
24	Credit-Based Asset Servicing and Securitization, Ser. 2005-CB5, Class AV2, 0.50%, due 8/25/35	22	µ
389	Credit-Based Asset Servicing and Securitization, Ser. 2006-CB3, Class AV3, 0.41%, due 3/25/36	270	µ
40	Equifirst Mortgage Loan Trust, Ser. 2003-2, Class 3A3, 0.99%, due 9/25/33	34	µ
75	Fannie Mae Whole Loan, Ser. 2003-W5, Class A, 0.46%, due 4/25/33	71	µ
65	Household Home Equity Loan Trust, Ser. 2006-1, Class A1, 0.40%, due 1/20/36	60	µ
77	Household Home Equity Loan Trust, Ser. 2006-2, Class A2, 0.42%, due 3/20/36	72	µ
157	HSI Asset Securitization Corp. Trust, Ser. 2006-WMC1, Class A2, 0.34%, due 7/25/36	45	µ
642	Knollwood CDO Ltd., Ser. 2006-2A, Class A2J, 0.82%, due 7/13/46	0	#µ*
42	Morgan Stanley Capital I, Ser. 2004-WMC3, Class B3, 4.29%, due 1/25/35	2	µ
37	MSCC Heloc Trust, Ser. 2003-2, Class A, 0.76%, due 4/25/16	34	µ
319	Option One Mortgage Loan Trust, Ser. 2006-2, Class 2A2, 0.34%, due 7/25/36	173	µ
12	Residential Asset Mortgage Products, Inc., Ser. 2003-RS2, Class AII, 0.92%, due 3/25/33	8	µ
29	Residential Asset Mortgage Products, Inc., Ser. 2003-RS3, Class AII, 0.96%, due 4/25/33	21	µ

See Notes to Schedule of Investments	31

Schedule of Investments Neuberger Berman Core Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$9	Saxon Asset Securities Trust, Ser. 2004-1, Class A, 0.78%, due 3/25/35	$6	µ
4	Specialty Underwriting & Residential Finance, Ser. 2003-BC1, Class A, 0.92%, due 1/25/34	3	µ
Total Asset-Backed Securities (Cost $2,485)		1,078

NUMBER OF SHARES

Short-Term Investments (24.6%)
55,926,497	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $55,926)	55,926

	Total Investments (119.8%) (Cost $267,089)	272,151	##

	Liabilities, less cash, receivables and other assets [(19.8%)]	(44,892)

	Total Net Assets (100.0%)	$227,259

See Notes to Schedule of Investments	32

Schedule of Investments Neuberger Berman Floating Rate Income Fund

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Bank Loan Obligationsµ (88.1%)

Aerospace & Defense (0.6%)
$574	Aeroflex, Inc., Term Loan B, 4.25%, due 5/9/18	$563
660	Sequa Corp., Term Loan, due 12/3/14	660	¢^^
		1,223
Air Transport (0.9%)
1,940	Delta Air Lines, Inc., Term Loan B, 5.50%, due 4/20/17	1,885	¢^^

All Telecom (3.5%)
1,130	ClientLogic Corp., Term Loan, 7.14%, due 1/30/17	1,093
247	Integra Telecom, Inc., Term Loan B, 9.25%, due 4/15/15	229
2,617	Intelsat Jackson Holdings S.A., Term Loan B, 5.25%, due 4/2/18	2,594	¢^^
2,850	Level 3 Financing, Inc., Term Loan B2, 5.75%, due 9/1/18	2,797
605	Syniverse Technologies, Inc., Term Loan B, 5.25%, due 12/21/17	604
		7,317
Automotive (2.8%)
1,295	Autoparts Holdings Ltd., First Lien Term Loan, 6.50%, due 7/29/17	1,298
2,923	Chrysler Group LLC, Term Loan, 6.00%, due 5/24/17	2,740
1,145	Federal-Mogul Corp., Term Loan B, 2.18% – 2.19%, due 12/27/14	1,079
584	Federal-Mogul Corp., Term Loan C, 2.18% – 2.19%, due 12/27/15	551
227	UCI Int'l, Inc., Term Loan B, 5.50%, due 7/26/17	227
		5,895
Building & Development (2.8%)
1,622	Capital Automotive LP, Term Loan B, 5.00%, due 3/11/17	1,588	¢^^
599	Custom Building Products, Inc., Term Loan B, 5.75%, due 3/19/15	581
1,047	Goodman Global Holdings, Inc., First Lien Term Loan, 5.75%, due 10/28/16	1,044
308	Realogy Corp., Letter of Credit, 4.44%, due 10/10/16	267
2,721	Realogy Corp., Term Loan, 4.52%, due 10/10/16	2,359
		5,839
Business Equipment & Services (5.7%)
1,333	Acosta, Inc., Term Loan, 4.75%, due 3/1/18	1,307
1,750	Advantage Sales & Marketing LLC, Second Lien Term Loan, 9.25%, due 6/18/18	1,662
500	Brand Energy & Infrastructure Services, Inc., Second Lien Term Loan, 6.38% – 6.44%, due 2/7/15	349
1,313	Brickman Group Holdings, Inc., Term Loan B, 7.25%, due 10/14/16	1,306
810	Brock Holdings III, Inc., Term Loan B, 6.00%, due 3/16/17	770
967	Brock Holdings III, Inc., Second Lien Term Loan, 10.00%, due 3/16/18	890
750	Catalina Marketing Corp., Term Loan, due 10/1/14	718	¢^^
1,179	Ceridian Corp., Term Loan, 3.25%, due 11/9/14	1,080	¢^^
534	Lender Process Services, Inc., Term Loan B, 5.50%, due 8/14/18	526
325	Protection One Alarm Monitoring, Inc., Term Loan B, 6.00%, due 6/4/16	319
1,681	Quintiles Transnational Corp., Term Loan B, 5.00%, due 6/8/18	1,656
1,402	Transaction Network Services, Inc., Term Loan C, 6.00%, due 11/18/15	1,395
		11,978

See Notes to Schedule of Investments	33

Schedule of Investments Neuberger Berman Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Cable & Satellite Television (2.0%)

$7	Charter Communications Operating, LLC, Term Loan, 7.25%, due 3/6/14	$7
500	i Communications (Cebridge), Term Loan, due 11/1/13	489	¢^^
560	San Juan Cable Holdings LLC, Second Lien Term Loan, 10.00%, due 6/9/18	540
2,000	UPC Financing Partnership, Term Loan, due 12/31/17	1,990	¢^^
1,252	Yankee Cable Acquisition, LLC, Term Loan B1, 6.50%, due 8/26/16	1,227
		4,253
Chemicals (0.6%)
1,170	Ashland, Inc., Term Loan B, 3.75%, due 8/23/18	1,172

Chemicals & Plastics (3.4%)
440	Ineos US Finance LLC, Term Loan B2, due 12/14/13	448	¢^^
465	Ineos US Finance LLC, Term Loan C2, due 12/14/14	477	¢^^
985	OM Group, Inc., Term Loan B, 5.75%, due 8/2/17	977
2,625	PQ Corp., Second Lien Term Loan, 6.75%, due 7/30/15	2,325
1,842	Styron S.a.r.L., LLC, Term Loan B, 6.00%, due 8/2/17	1,680
1,259	Univar, Inc., Term Loan B, 5.00%, due 6/30/17	1,228
		7,135
Containers & Glass Products (3.7%)
2,813	Exopack, LLC, Term Loan, 6.50%, due 5/31/17	2,757
335	Pertus Sechszehnte GmbH, Term Loan B2, 2.62%, due 6/13/15	268
335	Pertus Sechszehnte GmbH, Term Loan C2, 2.87%, due 6/13/16	269
2,365	Reynolds Group Holdings, Inc., Term Loan C, 6.50%, due 8/9/18	2,356
2,254	Sealed Air Corp., Term Loan B, 4.75%, due 10/3/18	2,269
		7,919
Corporation Manufacturing (5.6%)
1,392	AMC Networks, Inc., Term Loan B, 4.00%, due 12/31/18	1,379
1,905	Eagle Parent, Inc., Term Loan, 5.00%, due 5/16/18	1,848
2,326	Mondrian Investment Partners Ltd., Term Loan, 5.50%, due 7/12/18	2,316
1,197	SBA Finance, Term Loan, 3.75%, due 6/29/18	1,187
1,666	SymphonyIRI Group, Inc., Term Loan B, 5.00%, due 12/1/17	1,632
2,635	Walter Investment Management Corp., First Lien Term Loan, 7.75%, due 6/30/16	2,612
835	Walter Investment Management Corp., Second Lien Term Loan, 12.50%, due 12/30/16	829
		11,803
Electronics - Electrical (5.9%)
727	Aspect Software, Inc., Term Loan B, 6.25%, due 5/7/16	727
496	Butterfly Wendel U.S., Inc., Term Loan B2, 3.44%, due 6/22/14	455
494	Butterfly Wendel U.S., Inc., Term Loan C2, 4.19%, due 6/22/15	456
1,026	CommScope, Inc., Term Loan B, 5.00%, due 1/14/18	1,018	¢^^
371	Datatel, Inc., First Lien Term Loan, 5.00%, due 2/20/17	365
1,301	Datatel, Inc., Second Lien Term Loan, 8.75%, due 2/19/18	1,284
1,822	Edwards (Cayman Islands II) Ltd., Term Loan B, 5.50%, due 5/31/16	1,699
1,751	Fifth Third Processing Solutions, LLC, Term Loan B1, 4.50%, due 11/3/16	1,742
2,427	Freescale Semiconductor, Inc., Term Loan B, 4.50%, due 12/1/16	2,328
1,625	Go Daddy Group, Inc., Term Loan, due 12/17/18	1,625	¢^^
892	SkillSoft Corp., Term Loan B, 6.50%, due 5/26/17	879
		12,578

See Notes to Schedule of Investments	34

Schedule of Investments Neuberger Berman Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Equipment Leasing (0.9%)
$1,062	AWAS Finance Luxembourg S.a.r.L., Term Loan B, 5.25%, due 6/10/16	$1,062
141	Delos Aircraft, Inc., Term Loan B2, 7.00%, due 3/17/16	142
692	Int'l Lease Finance Corp., Term Loan B1, 6.75%, due 3/17/15	694
		1,898
Farming - Agriculture (0.3%)
640	WM Bolthouse Farms, Inc., First Lien Term Loan, 5.50% – 5.75%, due 2/11/16	629

Finance (1.5%)
3,570	Springleaf Finance Corp., Term Loan, 5.50%, due 5/10/17	3,259	¢^^

Financial Intermediaries (6.9%)
3,716	Citco III Ltd., Term Loan, 6.25%, due 6/29/18	3,579
2,190	First Data Corp., Term Loan B, 4.24%, due 3/23/18	1,885
868	Fortress Investment Group LLC, Term Loan B, 5.75%, due 10/7/15	861
1,111	Harbourvest Partners, LLC, Term Loan B, 6.25%, due 12/17/16	1,111
1,800	KAR Auction Services, Inc., Term Loan B, 5.00%, due 5/19/17	1,790
478	LPL Holdings, Inc., Term Loan, 5.25%, due 6/28/17	476
750	Nuveen Investments, Inc., First Lien Term Loan, 3.37% – 3.42%, due 11/13/14	724
1,340	Nuveen Investments, Inc., Term Loan, 5.81% – 5.87%, due 5/13/17	1,284
2,847	Ocwen Financial Corp., Term Loan B, 7.00%, due 9/1/16	2,833
		14,543
Food & Drug Retailers (0.5%)
1,100	Rite Aid Corp., Term Loan B, due 3/3/18	1,039	¢^^

Food Products (1.4%)
1,610	Del Monte Foods Co., Term Loan, 4.50%, due 3/8/18	1,562	¢^^
1,389	Pinnacle Foods Holdings Corp., Term Loan D, 6.00%, due 4/2/14	1,399
		2,961
Food Service (1.0%)
2,339	U.S. Foodservice, Inc., Term Loan B, 5.75%, due 3/31/17	2,194

Health Care (10.4%)
957	Aurora Diagnostics LLC, Term Loan B, 6.25%, due 5/26/16	926
2,381	CareStream Health, Inc., Term Loan B, 5.00%, due 2/25/17	2,139
2,861	Community Health Systems, Inc., Term Loan, 2.57%, due 7/25/14	2,772	¢^^
144	Community Health Systems, Inc., Term Loan DD, 2.57%, due 7/25/14	140	¢^^
1,494	Emergency Medical Services Corp., Term Loan, 5.25%, due 5/25/18	1,459
431	Endo Pharmaceuticals Holdings, Inc., Term Loan B, 4.00%, due 6/18/18	431
1,478	Grifols SA, Term Loan B, 6.00%, due 6/1/17	1,478	¢^^
1,680	HCA, Inc., Term Loan B2, 3.62%, due 3/31/17	1,627
500	Health Management Associates, Inc., 2.12%, Term Loan B, due 2/28/14	497	¢^^
1,388	IASIS Healthcare LLC, Term Loan, 5.00%, due 5/3/18	1,354
1,010	Immucor, Inc., Term Loan B, 7.25%, due 8/17/18	1,014
2,155	Kindred Healthcare, Inc., Term Loan, 5.25%, due 6/1/18	2,024

See Notes to Schedule of Investments	35

Schedule of Investments Neuberger Berman Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$2,399	RPI Finance Trust, Term Loan 2, 4.00%, due 5/9/18	$2,389
3,641	Select Medical Corp., Term Loan B, 5.50% – 6.00%, due 6/1/18	3,354
500	Universal Heath Services, Inc., Term Loan B, 4.00%, due 11/15/16	498
		22,102
Home Furnishings (0.8%)
1,820	National Bedding Co. LLC, Second Lien Term Loan, 5.31%, due 2/28/14	1,747

Industrial Equipment (2.4%)
2,204	Husky Injection Molding Systems Ltd., Senior Term Loan B, 6.50%, due 7/2/18	2,193
827	Kinetek Acquistions Corp., Term Loan B1, 2.87%, due 11/10/13	777
84	Kinetek Acquistions Corp., Term Loan B2, 2.87%, due 11/10/13	79
1,285	NES Rentals Holdings, Inc., Second Lien Term Loan, 10.00%, due 7/20/13	1,205
940	Terex Corp., Term Loan B, 5.50%, due 4/28/17	937
		5,191
Insurance (0.3%)
569	Sedgwick CMS Holdings, Inc., Term Loan, 5.00%, due 12/31/16	554

Leisure Goods - Activities - Movies (1.1%)
494	LodgeNet Entertainment Corp., Term Loan, 6.50%, due 4/4/14	429
734	Six Flags Theme Parks, Inc., Term Loan B, 5.25%, due 6/30/16	735
1,299	Summit Entertainment, LLC, Term Loan, 7.50%, due 9/7/16	1,246
		2,410
Lodging & Casinos (1.4%)
935	Caesars Entertainment Operating Co., Term Loan B2, 3.24% – 3.42%, due 1/28/15	822
1,287	Caesars Entertainment Operating Co., Term Loan B4, 9.50%, due 10/31/16	1,297
900	City Center Holdings, LLC, Term Loan, 7.50%, due 1/21/15	895
		3,014
Nonferrous Metals - Minerals (0.9%)
1,950	Fairmount Minerals Ltd., Term Loan B, 5.25%, due 3/15/17	1,938

Oil & Gas (1.8%)
3,864	Frac Tech Int'l LLC, Term Loan B, 6.25%, due 5/6/16	3,832 ¢^^

Publishing (4.3%)
490	Cengage Learning Acquisitions, Inc., Term Loan, 2.50%, due 7/3/14	423
1,789	Cengage Learning Acquisitions, Inc., Term Loan 1, 7.50%, due 7/3/14	1,709
554	Dex Media East LLC, Term Loan, 2.83% – 2.93%, due 10/24/14	285
711	Getty Images, Inc., Term Loan, 5.25%, due 11/7/16	710
171	Instant Web, Inc., Term Loan DD, 3.62%, due 8/7/14	158
1,636	Instant Web, Inc., Term Loan B, 3.62%, due 8/7/14	1,522
1,196	Interactive Data Corp., Term Loan B, 4.50%, due 2/11/18	1,187

See Notes to Schedule of Investments	36

Schedule of Investments Neuberger Berman Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$1,859	Postmedia Network, Inc., Term Loan C, 6.25%, due 7/13/16	$1,817
1,370	Quad Graphics, Inc., Term Loan B, 4.00%, due 7/26/18	1,361
		9,172
Radio & Television (5.3%)
1,068	Clear Channel Communications, Inc., Term Loan A, 3.65%, due 7/30/14	937
3,449	Clear Channel Communications, Inc., Term Loan B, 3.90%, due 1/29/16	2,697
2,485	Cumulus Media, Inc., Term Loan, 5.75%, due 9/16/18	2,454
1,671	Fox Acquisition Sub, LLC, Term Loan B, 4.75%, due 7/14/15	1,618
3,910	Univision Communications, Inc., Term Loan, 4.50%, due 3/31/17	3,547
		11,253
Retailers (except food & drug) (5.9%)
1,322	AMSCAN Holdings, Inc., Term Loan B, 6.75%, due 12/2/17	1,308
1,741	Bass Pro Group, LLC, Term Loan, 5.25%, due 6/13/17	1,706
1,754	Gymboree Corp., Term Loan, 5.00%, due 2/23/18	1,638
1,123	Harbor Freight Tools USA, Inc., First Lien Term Loan, 6.50%, due 12/22/17	1,111
1,494	Michaels Stores, Inc., Term Loan B2, 4.88% – 4.94%, due 7/31/16	1,463
1,365	Neiman Marcus Group, Inc., Term Loan, 4.75%, due 5/16/18	1,329
1,629	ServiceMaster Co., Term Loan, 2.75% – 2.83%, due 7/24/14	1,556
163	ServiceMaster Co., Term Loan DD, 2.75%, due 7/24/14	156
1,495	Toys 'R' Us-Delaware, Inc., Term Loan, 6.00%, due 9/1/16	1,470	¢^^
713	Toys 'R' Us-Delaware, Inc., Term Loan B2, 5.25%, due 5/25/18	696
		12,433
Surface Transport (0.7%)
1,540	Avis Budget Car Rental, LLC, Term Loan, due 9/22/18	1,546	¢^^

Utilities (2.8%)
500	Calpine Corp., Term Loan, due 4/1/18	494	¢^^
750	Calpine Corp., Term Loan B2, due 4/1/18	740	¢^^
250	FirstLight Power Resources, Inc., Second Lien Term Loan, 4.75%, due 5/1/14	227
455	GenOn Energy, Inc., Term Loan B, 6.00%, due 9/20/17	454
66	Longview Power LLC, Letter of Credit, 3.88%, due 2/28/14	59
1,979	Longview Power LLC, Term Loan B, 6.13%, due 10/31/17	1,704
2,450	TPF Generation Holdings LLC, Second Lien Term Loan C, 4.62%, due 12/15/14	2,262
		5,940
Total Bank Loan Obligations (Cost $190,005)		186,652

Corporate Debt Securities (9.1%)

Airlines (0.6%)
1,020	Continental Airlines, Inc., Senior Secured Notes, 6.75%, due 9/15/15	1,023	ñ
275	Delta Air Lines, Inc., Senior Secured Notes, 9.50%, due 9/15/14	291	ñØØ
		1,314

See Notes to Schedule of Investments	37

Schedule of Investments Neuberger Berman Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Auto Loans (0.4%)
$800	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 8.00%, due 12/15/16	$924	ØØ

Building & Construction (0.2%)
565	Shea Homes L.P., Senior Secured Notes, 8.63%, due 5/15/19	511	ñØØ

Building Materials (0.2%)
475	Ply Gem Industries, Inc., Senior Secured Notes, 8.25%, due 2/15/18	448	ØØ

Chemicals (0.6%)
515	Hexion US Finance Corp., Senior Secured Notes, 8.88%, due 2/1/18	509	ØØ
780	Momentive Performance Materials, Inc., Secured Notes, 9.00%, due 1/15/21	659	ØØ
		1,168
Consumer - Commercial Lease Financing (1.9%)
2,370	CIT Group, Inc., Secured Notes, Ser. C, 5.25%, due 4/1/14	2,358	ñØØ
510	CIT Group, Inc., Secured Notes, 7.00%, due 5/1/16	511
680	CIT Group, Inc., Secured Notes, 6.63%, due 4/1/18	711	ñ
535	Int'l Lease Finance Corp., Senior Unsecured Medium-Term Notes, Ser. R, 6.63%, due 11/15/13	536
		4,116
Electric - Generation (0.9%)
815	Calpine Corp., Senior Secured Notes, 7.25%, due 10/15/17	848	ñØØ
1,000	NRG Energy, Inc., Guaranteed Notes, 7.63%, due 1/15/18	1,012	ñØØ
		1,860
Electronics (0.4%)
770	NXP BV Funding LLC, Senior Secured Notes, 9.75%, due 8/1/18	847	ñØØ

Energy - Exploration & Production (0.3%)
495	Linn Energy LLC, Guaranteed Notes, 8.63%, due 4/15/20	546	ØØ

Health Facilities (0.4%)
765	HCA, Inc., Senior Secured Notes, 6.50%, due 2/15/20	801	ØØ

Media - Cable (0.8%)
520	Cequel Communications Holdings I LLC/Cequel Capital Corp., Senior Unsecured Notes, 8.63%, due 11/15/17	543	ñØØ
950	UPC Holding BV, Senior Secured Notes, 9.88%, due 4/15/18	1,033	ñØØ
		1,576
Metals - Mining Excluding Steel (0.2%)
485	Arch Western Finance LLC, Senior Secured Notes, 6.75%, due 7/1/13	490

See Notes to Schedule of Investments	38

Schedule of Investments Neuberger Berman Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Packaging (1.0%)
$590	Berry Plastics Corp., Secured Floating Rate Notes, 4.22%, due 9/15/14	$552	µØØ
550	Berry Plastics Corp., Secured Notes, 9.50%, due 5/15/18	555	ØØ
940	Reynolds Group Issuer, Inc., Senior Secured Notes, 7.88%, due 8/15/19	982	ñØØ
		2,089
Steel Producers - Products (0.7%)
1,615	Ryerson, Inc., Senior Secured Floating Rate Notes, 7.63%, due 11/1/14	1,486	µØØ

Support - Services (0.5%)
800	NES Rentals Holdings, Inc., Secured Notes, 12.25%, due 4/15/15	680	ñØØ
350	RSC Equipment Rental, Inc., Senior Secured Notes, 10.00%, due 7/15/17	390	ñØØ
		1,070
Total Corporate Debt Securities (Cost $19,430)		19,246

NUMBER OF SHARES

Short-Term Investments (7.5%)
1	State Street Institutional Government Money Market Fund Institutional Class	0
15,917,945	State Street Institutional Liquid Reserves Fund Institutional Class	15,918	ØØ

Total Short-Term Investments (Cost $15,918)		15,918

Total Investments (104.7%) (Cost $225,353)		221,816	##

Liabilities, less cash, receivables and other assets [(4.7%)]		(9,888)

Total Net Assets (100.0%)		$211,928

See Notes to Schedule of Investments	39

Schedule of Investments Neuberger Berman High Income Bond Fund

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Bank Loan Obligationsµ (1.2%)

All Telecom (0.3%)
$5,720	Intelsat Jackson Holdings S.A., Term Loan B, due 4/2/18	$5,670	¢^^

Health Care (0.1%)
2,854	Community Health Systems, Inc., Term Loan, due 7/25/14	2,765	¢^^
146	Community Health Systems, Inc., Term Loan DD, due 7/25/14	142	¢^^
		2,907
Lodging & Casinos (0.6%)
9,930	Caesars Entertainment Operating Co., Term Loan B4, 9.50%, due 10/31/16	10,001
2,710	MGM Mirage, Inc., Term Loan C, 7.00%, due 2/21/14	2,637
		12,638
Radio & Television (0.2%)
2,930	Cumulus Media, Inc., Term Loan, due 9/17/18	2,893	¢^^
1,500	Cumulus Media, Inc., Second Lien Term Loan, due 2/11/19	1,455	¢^^
		4,348
	Total Bank Loan Obligations (Cost $25,627)	25,563

Corporate Debt Securities (92.5%)

Aerospace & Defense (1.1%)
10,188	AWAS Aviation Capital Ltd., Senior Secured Notes, 7.00%, due 10/17/16	10,137	ñ
14,410	L-3 Communications Corp., Guaranteed Notes, Ser. B, 6.38%, due 10/15/15	14,716
		24,853
Airlines (1.7%)
18,085	Continental Airlines, Inc., Senior Secured Notes, 6.75%, due 9/15/15	18,130	ñØØ
11,085	Delta Air Lines, Inc., Senior Secured Notes, 9.50%, due 9/15/14	11,750	ñØØ
3,762	United Airlines, Inc., Pass-Through Certificates, Ser. 2009-2, Class A, 9.75%, due 1/15/17	4,063
3,930	United Airlines, Inc., Senior Secured Notes, 9.88%, due 8/1/13	4,117	ñ
		38,060
Auto Loans (3.1%)
5,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 7.50%, due 8/1/12	5,170
17,915	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 8.00%, due 6/1/14	19,700
8,155	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 6.63%, due 8/15/17	8,937
26,170	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 8.13%, due 1/15/20	31,761
3,655	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 5.75%, due 2/1/21	3,895
		69,463
Auto Parts & Equipment (0.1%)
1,665	TRW Automotive, Inc., Guaranteed Notes, 8.88%, due 12/1/17	1,823	ñ

See Notes to Schedule of Investments	40

Schedule of Investments Neuberger Berman High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Automakers (1.7%)
$16,535	Chrysler Group LLC, Senior Secured Notes, 8.00%, due 6/15/19	$15,212	ñ
3,140	Chrysler Group LLC, Senior Secured Notes, 8.25%, due 6/15/21	2,873	ñ
2,430	Ford Holdings, Inc., Guaranteed Notes, 9.30%, due 3/1/30	3,208
2,233	Ford Motor Co., Senior Unsecured Notes, 9.98%, due 2/15/47	2,847
12,270	Navistar Int'l Corp., Guaranteed Notes, 8.25%, due 11/1/21	13,344
		37,484
Banking (1.8%)
1,270	Ally Financial, Inc., Guaranteed Notes, Ser. 8, 6.75%, due 12/1/14	1,282
3,435	Ally Financial, Inc., Guaranteed Notes, 8.30%, due 2/12/15	3,607
8,230	Ally Financial, Inc., Guaranteed Notes, 6.25%, due 12/1/17	8,127
15,030	Ally Financial, Inc., Guaranteed Notes, 8.00%, due 3/15/20	15,481	ØØ
2,685	Ally Financial, Inc., Guaranteed Notes, 7.50%, due 9/15/20	2,712
5,960	Ally Financial, Inc., Guaranteed Notes, 8.00%, due 11/1/31	5,945
1,695	Ally Financial, Inc., Subordinated Notes, 8.00%, due 12/31/18	1,661
		38,815
Beverages (0.3%)
1,875	Constellation Brands, Inc., Guaranteed Notes, 7.25%, due 9/1/16	2,051
5,000	Constellation Brands, Inc., Guaranteed Notes, 7.25%, due 5/15/17	5,500
		7,551
Building & Construction (0.7%)
4,706	Beazer Homes USA, Inc., Guaranteed Notes, 9.13%, due 6/15/18	3,365
2,850	Beazer Homes USA, Inc., Guaranteed Notes, 9.13%, due 5/15/19	2,023
5,495	Shea Homes L.P., Senior Secured Notes, 8.63%, due 5/15/19	4,973	ñ
2,390	Standard Pacific Corp., Guaranteed Notes, 8.38%, due 5/15/18	2,306
3,635	Standard Pacific Corp., Guaranteed Notes, 8.38%, due 1/15/21	3,308
		15,975
Building Materials (1.5%)
4,910	Masco Corp., Senior Unsecured Notes, 6.13%, due 10/3/16	4,953
10,370	Ply Gem Industries, Inc., Senior Secured Notes, 8.25%, due 2/15/18	9,774
9,565	USG Corp., Guaranteed Notes, 9.75%, due 8/1/14	9,517	ñ
6,160	USG Corp., Guaranteed Notes, 8.38%, due 10/15/18	5,513	ñ
1,215	USG Corp., Senior Unsecured Notes, 6.30%, due 11/15/16	939
875	USG Corp., Senior Unsecured Notes, 9.75%, due 1/15/18	735
		31,431
Chemicals (1.9%)
6,295	CF Industries, Inc., Guaranteed Notes, 6.88%, due 5/1/18	7,176
2,170	Hexion US Finance Corp., Senior Secured Notes, 8.88%, due 2/1/18	2,143
8,550	Huntsman Int'l LLC, Guaranteed Notes, 5.50%, due 6/30/16	8,465
1,385	Huntsman Int'l LLC, Guaranteed Notes, 8.63%, due 3/15/20	1,416
2,575	Huntsman Int'l LLC, Guaranteed Notes, 8.63%, due 3/15/21	2,646
6,223	Lyondell Chemical Co., Senior Secured Notes, 8.00%, due 11/1/17	7,001
13,450	Momentive Performance Materials, Inc., Secured Notes, 9.00%, due 1/15/21	11,365
1,940	Nalco Co., Senior Notes, 8.25%, due 5/15/17	2,153
		42,365

See Notes to Schedule of Investments	41

Schedule of Investments Neuberger Berman High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Computer Hardware (0.2%)
$5,155	Seagate HDD Cayman, Guaranteed Notes, 7.00%, due 11/1/21	$5,052	ñ

Consumer - Commercial Lease Financing (6.8%)
7,000	American General Finance, Inc., Senior Unsecured Medium-Term Notes, Ser. I, 4.88%, due 7/15/12	6,720
11,530	CIT Group, Inc., Secured Notes, Ser. C, 5.25%, due 4/1/14	11,472	ñ
10,000	CIT Group, Inc., Secured Notes, 7.00%, due 5/1/16	10,013
10,158	CIT Group, Inc., Secured Notes, 7.00%, due 5/2/16	10,133	ñ
1	CIT Group, Inc., Secured Notes, 7.00%, due 5/1/17	1
14,977	CIT Group, Inc., Secured Notes, 7.00%, due 5/2/17	14,940	ñ
11,060	CIT Group, Inc., Secured Notes, 6.63%, due 4/1/18	11,558	ñ
12,385	Int'l Lease Finance Corp., Senior Unsecured Medium-Term Notes, Ser. R, 6.63%, due 11/15/13	12,416
7,215	Int'l Lease Finance Corp., Senior Unsecured Medium-Term Notes, Ser. R, 5.65%, due 6/1/14	6,926
12,215	Int'l Lease Finance Corp., Senior Secured Notes, 6.50%, due 9/1/14	12,581	ñ
6,240	Int'l Lease Finance Corp., Senior Secured Notes, 7.13%, due 9/1/18	6,443	ñ
11,745	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.63%, due 9/15/15	12,332
6,545	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.75%, due 3/15/17	6,898
1,965	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.88%, due 9/1/17	2,044
5,880	Int'l Lease Finance Corp., Senior Unsecured Notes, 6.25%, due 5/15/19	5,535
5,550	SLM Corp., Senior Unsecured Medium-Term Notes, Ser. A, 5.00%, due 10/1/13	5,548
8,149	SLM Corp., Senior Unsecured Medium-Term Notes, Ser. A, 5.00%, due 4/15/15	7,904
1,420	SLM Corp., Senior Unsecured Medium-Term Notes, Ser. A, 8.45%, due 6/15/18	1,505
8,630	Springleaf Finance Corp., Senior Unsecured Medium-Term Notes, Ser. J, 6.90%, due 12/15/17	6,580
		151,549
Department Stores (0.6%)
5,865	JC Penney Co., Inc., Senior Unsecured Notes, 5.65%, due 6/1/20	5,528
9,315	Sears Holdings Corp., Secured Notes, 6.63%, due 10/15/18	8,034
		13,562
Diversified Capital Goods (0.1%)
1,580	Mueller Water Products, Inc., Guaranteed Notes, 7.38%, due 6/1/17	1,390

Electric - Generation (5.2%)
6,860	Calpine Construction Finance Co. L.P., Senior Secured Notes, 8.00%, due 6/1/16	7,306	ñ
10,720	Calpine Corp., Senior Secured Notes, 7.25%, due 10/15/17	11,149	ñ
5,020	Calpine Corp., Senior Secured Notes, 7.88%, due 7/31/20	5,384	ñ
3,760	Calpine Corp., Senior Secured Notes, 7.50%, due 2/15/21	3,948	ñ
5,000	Calpine Corp., Senior Secured Notes, 7.88%, due 1/15/23	5,275	ñ
11,545	Edison Mission Energy, Senior Unsecured Notes, 7.00%, due 5/15/17	8,082
16,810	Edison Mission Energy, Senior Unsecured Notes, 7.20%, due 5/15/19	11,179
9,218	Edison Mission Energy, Senior Unsecured Notes, 7.63%, due 5/15/27	5,761
18,030	NRG Energy, Inc., Guaranteed Notes, 7.63%, due 1/15/18	18,255	ñ
8,000	NRG Energy, Inc., Guaranteed Notes, 8.50%, due 6/15/19	8,360
11,210	NRG Energy, Inc., Guaranteed Notes, 8.25%, due 9/1/20	11,602
17,125	NRG Energy, Inc., Guaranteed Notes, 7.88%, due 5/15/21	17,296	ñ
1,195	RRI Energy, Inc., Senior Unsecured Notes, 7.63%, due 6/15/14	1,219
		114,816

See Notes to Schedule of Investments	42

Schedule of Investments Neuberger Berman High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Electric - Integrated (1.6%)
$2,625	CMS Energy Corp., Senior Unsecured Notes, 2.75%, due 5/15/14	$2,589
6,650	CMS Energy Corp., Senior Unsecured Notes, 4.25%, due 9/30/15	6,731
16,450	Dolphin Subsidiary II, Inc., Senior Unsecured Notes, 6.50%, due 10/15/16	17,766	ñ
4,640	Dolphin Subsidiary II, Inc., Senior Unsecured Notes, 7.25%, due 10/15/21	4,977	ñ
2,575	IPALCO Enterprises, Inc., Senior Secured Notes, 7.25%, due 4/1/16	2,832	ñ
		34,895
Electronics (0.8%)
5,000	Advanced Micro Devices, Inc., Senior Unsecured Notes, 8.13%, due 12/15/17	5,150
9,090	Freescale Semiconductor, Inc., Senior Secured Notes, 9.25%, due 4/15/18	9,840	ñ
1,915	NXP BV Funding LLC, Senior Secured Notes, 9.75%, due 8/1/18	2,106	ñ
		17,096
Energy - Exploration & Production (8.6%)
28,375	ATP Oil & Gas Corp., Secured Notes, 11.88%, due 5/1/15	23,551
20,580	Chesapeake Energy Corp., Guaranteed Notes, 9.50%, due 2/15/15	23,564
4,445	Chesapeake Energy Corp., Guaranteed Notes, 6.88%, due 8/15/18	4,767
4,655	Chesapeake Energy Corp., Guaranteed Notes, 6.63%, due 8/15/20	5,045
17,415	Chesapeake Energy Corp., Guaranteed Notes, 6.13%, due 2/15/21	18,242
4,675	Cimarex Energy Co., Guaranteed Notes, 7.13%, due 5/1/17	4,862
6,965	Denbury Resources, Inc., Guaranteed Notes, 8.25%, due 2/15/20	7,696
13,800	EXCO Resources, Inc., Guaranteed Notes, 7.50%, due 9/15/18	13,662
2,850	Forest Oil Corp., Guaranteed Notes, 8.50%, due 2/15/14	3,078
3,000	Forest Oil Corp., Guaranteed Notes, 7.25%, due 6/15/19	3,075
9,810	Linn Energy LLC, Guaranteed Notes, 8.63%, due 4/15/20	10,816
8,655	Linn Energy LLC, Guaranteed Notes, 7.75%, due 2/1/21	9,239
11,690	Newfield Exploration Co., Senior Unsecured Notes, 5.75%, due 1/30/22	12,392
8,665	Pioneer Natural Resources Co., Guaranteed Notes, 5.88%, due 7/15/16	9,198
3,835	Plains Exploration & Production Co., Guaranteed Notes, 7.63%, due 6/1/18	4,104
4,955	Plains Exploration & Production Co., Guaranteed Notes, 8.63%, due 10/15/19	5,500
945	Plains Exploration & Production Co., Guaranteed Notes, 6.63%, due 5/1/21	983
8,410	Quicksilver Resources, Inc., Guaranteed Notes, 11.75%, due 1/1/16	9,503
7,490	Range Resources Corp., Guaranteed Notes, 5.75%, due 6/1/21	8,014
10,655	SandRidge Energy, Inc., Guaranteed Notes, 8.00%, due 6/1/18	10,655	ñ
2,115	SandRidge Energy, Inc., Guaranteed Notes, 7.50%, due 3/15/21	2,041	ñ
		189,987
Food & Drug Retailers (0.2%)
3,645	Rite Aid Corp., Guaranteed Notes, 8.63%, due 3/1/15	3,463

Food - Wholesale (0.2%)
5,000	Dole Food Co., Inc., Secured Notes, 8.00%, due 10/1/16	5,275	ñ

Gaming (3.2%)
9,961	CityCenter Holdings LLC, Secured Notes, 10.75%, due 1/15/17	9,922	ñc
13,525	CityCenter Holdings LLC, Senior Secured Notes, 7.63%, due 1/15/16	14,066	ñ
9,995	FireKeepers Development Authority, Senior Secured Notes, 13.88%, due 5/1/15	11,394	ñ
6,865	MGM Mirage, Inc., Senior Secured Notes, 13.00%, due 11/15/13	7,912
3,410	MGM Mirage, Inc., Guaranteed Notes, 7.50%, due 6/1/16	3,239

See Notes to Schedule of Investments	43

Schedule of Investments Neuberger Berman High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$1,805	MGM Mirage, Inc., Senior Secured Notes, 9.00%, due 3/15/20	$1,995
5,635	San Pasqual Casino Development Group, Inc., Notes, 8.00%, due 9/15/13	5,593	ñ
3,725	Seminole Indian Tribe of Florida, Notes, 7.75%, due 10/1/17	3,874	ñ
10,930	Wynn Las Vegas LLC, 1st Mortgage, 7.88%, due 11/1/17	11,975
		69,970
Gas Distribution (3.7%)
5,560	El Paso Corp., Senior Unsecured Global Medium-Term Notes, 7.75%, due 1/15/32	6,408
5,390	El Paso Corp., Senior Unsecured Notes, 7.00%, due 6/15/17	6,037
2,000	El Paso Corp., Senior Unsecured Notes, 7.25%, due 6/1/18	2,240
6,535	El Paso Energy Corp., Senior Unsecured Global Medium-Term Notes, 7.80%, due 8/1/31	7,483
16,665	Energy Transfer Equity L.P., Senior Secured Notes, 7.50%, due 10/15/20	17,998
2,000	Ferrellgas L.P., Senior Unsecured Notes, 6.50%, due 5/1/21	1,790
9,750	Ferrellgas L.P., Senior Unsecured Notes, 9.13%, due 10/1/17	10,335
7,345	Inergy L.P., Guaranteed Notes, 7.00%, due 10/1/18	7,382
6,640	Kinder Morgan Finance Co., Guaranteed Notes, 5.70%, due 1/5/16	6,789
4,135	Kinder Morgan Finance Co., Senior Secured Notes, 6.00%, due 1/15/18	4,238	ñ
6,160	MarkWest Energy Partners L.P., Guaranteed Notes, Ser. B, 8.75%, due 4/15/18	6,930
4,710	Regency Energy Partners L.P., Guaranteed Notes, 6.88%, due 12/1/18	4,969
		82,599
Health Facilities (3.3%)
1,345	Columbia Healthcare Corp., Senior Unsecured Notes, 7.50%, due 12/15/23	1,271
1,985	Columbia/HCA Corp., Senior Unsecured Notes, 7.69%, due 6/15/25	1,846
1,370	Columbia/HCA Corp., Senior Unsecured Notes, 7.05%, due 12/1/27	1,178
15,600	HCA, Inc., Senior Secured Notes, 8.50%, due 4/15/19	17,160
7,195	HCA, Inc., Senior Secured Notes, 6.50%, due 2/15/20	7,537
8,785	Kindred Healthcare, Inc., Guaranteed Notes, 8.25%, due 6/1/19	7,775	ñ
10,780	OMEGA Healthcare Investors, Inc., Guaranteed Notes, 6.75%, due 10/15/22	10,888
15,395	Tenet Healthcare Corp., Senior Secured Notes, 8.88%, due 7/1/19	17,396
3,395	Universal Health Services, Inc., Senior Secured Notes, 7.13%, due 6/30/16	3,667
5,000	Universal Health Services, Inc., Guaranteed Notes, 7.02%, due 10/1/18	5,187
		73,905
Health Services (0.3%)
925	Service Corp. Int'l, Senior Unsecured Notes, 7.38%, due 10/1/14	1,006
3,429	Service Corp. Int'l, Senior Unsecured Notes, 6.75%, due 4/1/15	3,652
1,610	Service Corp. Int'l, Senior Unsecured Notes, 7.63%, due 10/1/18	1,767
		6,425
Hotels (1.2%)
4,495	Host Hotels & Resorts L.P., Guaranteed Notes, 6.88%, due 11/1/14	4,557
8,939	Host Hotels & Resorts L.P., Guaranteed Notes, Ser. Q, 6.75%, due 6/1/16	9,252
2,000	Host Hotels & Resorts L.P., Guaranteed Notes, 6.00%, due 11/1/20	2,060
3,930	Host Marriott L.P., Guaranteed Notes, Ser. O, 6.38%, due 3/15/15	3,999
1,385	Starwood Hotels & Resorts Worldwide, Inc., Senior Unsecured Notes, 6.25%, due 2/15/13	1,440
4,000	Starwood Hotels & Resorts Worldwide, Inc., Senior Unsecured Notes, 7.88%, due 10/15/14	4,440
875	Starwood Hotels & Resorts Worldwide, Inc., Senior Unsecured Notes, 6.75%, due 5/15/18	971
		26,719

See Notes to Schedule of Investments	44

Schedule of Investments Neuberger Berman High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Investments & Misc. Financial Services (1.8%)
$22,510	Icahn Enterprises L.P., Guaranteed Notes, 7.75%, due 1/15/16	$23,073
16,245	Icahn Enterprises L.P., Guaranteed Notes, 8.00%, due 1/15/18	16,529
		39,602
Leisure (0.4%)
4,015	Cedar Fair L.P., Guaranteed Notes, 9.13%, due 8/1/18	4,356
5,000	Royal Caribbean Cruises Ltd., Senior Unsecured Notes, 7.25%, due 6/15/16	5,300
		9,656
Lodging (0.5%)
9,645	ITT Corp., Guaranteed Unsecured Notes, 7.38%, due 11/15/15	10,634

Machinery (1.5%)
16,810	Case New Holland, Inc., Guaranteed Notes, 7.88%, due 12/1/17	18,953
5,000	CNH America LLC, Guaranteed Notes, 7.25%, due 1/15/16	5,375
1,620	Terex Corp., Senior Subordinated Notes, 8.00%, due 11/15/17	1,592
280	The Manitowoc Co., Inc., Guaranteed Notes, 9.50%, due 2/15/18	300
5,585	The Manitowoc Co., Inc., Guaranteed Notes, 8.50%, due 11/1/20	5,808
		32,028
Media - Broadcast (3.8%)
2,725	AMC Networks, Inc., Guaranteed Notes, 7.75%, due 7/15/21	2,957	ñ
17,665	Clear Channel Communications, Inc., Senior Unsecured Notes, 5.50%, due 9/15/14	13,955
25,370	Clear Channel Communications, Inc., Guaranteed Notes, 10.75%, due 8/1/16	18,520
5,285	Cumulus Media, Inc., Guaranteed Notes, 7.75%, due 5/1/19	4,862	ñ
3,950	Sirius XM Radio, Inc., Guaranteed Notes, 8.75%, due 4/1/15	4,375	ñ
18,341	Univision Communications, Inc., Senior Secured Notes, 6.88%, due 5/15/19	17,882	ñ
595	Univision Communications, Inc., Guaranteed Notes, 8.50%, due 5/15/21	536	ñ
8,260	XM Satellite Radio, Inc., Guaranteed Notes, 13.00%, due 8/1/13	9,396	ñ
10,595	XM Satellite Radio, Inc., Guaranteed Notes, 7.63%, due 11/1/18	11,416	ñ
		83,899
Media - Cable (5.5%)
3,000	Cablevision Systems Corp., Senior Unsecured Notes, 7.75%, due 4/15/18	3,135
10,500	CCO Holdings LLC, Guaranteed Notes, 7.25%, due 10/30/17	10,972
4,945	CCO Holdings LLC, Guaranteed Notes, 7.00%, due 1/15/19	5,130
2,965	CCO Holdings LLC, Guaranteed Notes, 8.13%, due 4/30/20	3,210
9,225	CCO Holdings LLC, Guaranteed Notes, 6.50%, due 4/30/21	9,225
13,600	Cequel Communications Holdings I LLC/Cequel Capital Corp., Senior Unsecured Notes, 8.63%, due 11/15/17	14,212	ñ
10,613	Charter Communications LLC, Secured Second Lien Notes, 8.00%, due 4/30/12	10,852	ñ
2,870	CSC Holdings LLC, Senior Unsecured Notes, 8.50%, due 4/15/14	3,150
670	CSC Holdings LLC, Senior Unsecured Notes, 8.50%, due 6/15/15	727
3,890	CSC Holdings LLC, Senior Unsecured Notes, 7.63%, due 7/15/18	4,240
10,825	CSC Holdings LLC, Senior Unsecured Notes, 6.75%, due 11/15/21	10,825	Ø
2,100	CSC Holdings, Inc., Senior Unsecured Notes, 7.88%, due 2/15/18	2,305
5,960	DISH DBS Corp., Guaranteed Notes, 7.75%, due 5/31/15	6,407
3,345	DISH DBS Corp., Guaranteed Notes, 6.75%, due 6/1/21	3,454
5,175	EchoStar DBS Corp., Guaranteed Notes, 6.63%, due 10/1/14	5,395

See Notes to Schedule of Investments	45

Schedule of Investments Neuberger Berman High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$7,555	Videotron Ltee, Guaranteed Notes, 9.13%, due 4/15/18	$8,310
6,921	Videotron Ltee, Guaranteed Senior Unsecured Notes, 6.88%, due 1/15/14	6,973
11,946	Virgin Media Finance PLC, Guaranteed Notes, Ser.1, 9.50%, due 8/15/16	13,320
		121,842
Media - Services (1.5%)
4,145	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 9.25%, due 12/15/17	4,497
425	WM Finance Corp., Senior Secured Notes, 9.50%, due 6/15/16	451	ñ
26,605	WMG Acquisition Corp., Senior Secured Notes, 9.50%, due 6/15/16	28,201
		33,149
Medical Products (0.9%)
13,290	Fresenius Medical Care US Finance, Inc., Guaranteed Notes, 6.50%, due 9/15/18	13,955	ñ
2,700	LVB Acquisition, Inc., Guaranteed Notes, 10.00%, due 10/15/17	2,916
2,515	LVB Acquisition, Inc., Guaranteed Notes, 10.38%, due 10/15/17	2,716	c
		19,587
Metals - Mining Excluding Steel (2.5%)
7,200	Arch Coal, Inc., Guaranteed Notes, 8.75%, due 8/1/16	7,866
11,000	Arch Western Finance LLC, Senior Secured Notes, 6.75%, due 7/1/13	11,110
26,940	FMG Resources (August 2006) Pty Ltd., Guaranteed Notes, 7.00%, due 11/1/15	26,940	ñ
7,285	Peabody Energy Corp., Guaranteed Notes, 7.38%, due 11/1/16	7,977
2,005	Peabody Energy Corp., Guaranteed Notes, 6.50%, due 9/15/20	2,135
		56,028
Packaging (4.3%)
2,800	Ball Corp., Guaranteed Notes, 7.13%, due 9/1/16	3,031
7,135	Ball Corp., Guaranteed Notes, 6.63%, due 3/15/18	7,331
1,395	Ball Corp., Guaranteed Notes, 7.38%, due 9/1/19	1,521
21,441	Berry Plastics Corp., Secured Notes, 9.50%, due 5/15/18	21,655
19,975	Berry Plastics Corp., Secured Notes, 9.75%, due 1/15/21	19,975
7,545	Crown Americas LLC, Guaranteed Notes, 7.63%, due 5/15/17	8,186
6,318	Owens-Brockway Glass Container, Inc., Guaranteed Notes, 7.38%, due 5/15/16	6,855
6,525	Reynolds Group Issuer, Inc., Senior Secured Notes, 7.13%, due 4/15/19	6,656	ñ
12,715	Reynolds Group Issuer, Inc., Senior Secured Notes, 7.88%, due 8/15/19	13,287	ñ
6,980	Reynolds Group Issuer, Inc., Senior Secured Notes, 6.88%, due 2/15/21	7,050	ñ
		95,547
Pharmaceuticals (2.4%)
7,175	Endo Pharmaceuticals Holdings, Inc., Guaranteed Notes, 7.00%, due 7/15/19	7,749	ñ
2,140	Mylan, Inc., Guaranteed Notes, 7.63%, due 7/15/17	2,365	ñ
13,580	Mylan, Inc., Guaranteed Notes, 7.88%, due 7/15/20	15,209	ñ
16,795	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.50%, due 7/15/16	16,795	ñ
5,150	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.75%, due 10/1/17	5,150	ñ
6,710	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.88%, due 12/1/18	6,685	ñ
		53,953

See Notes to Schedule of Investments	46

Schedule of Investments Neuberger Berman High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Printing & Publishing (2.3%)
$18,175	Gannett Co., Inc., Guaranteed Notes, 7.13%, due 9/1/18	$17,493
6,730	Gannett Co., Inc., Guaranteed Notes, 9.38%, due 11/15/17	7,268
12,760	R. R. Donnelley & Sons Co., Senior Unsecured Notes, 4.95%, due 4/1/14	12,505
8,725	R. R. Donnelley & Sons Co., Senior Unsecured Notes, 7.25%, due 5/15/18	8,507
2,425	R. R. Donnelley & Sons Co., Senior Unsecured Notes, 7.63%, due 6/15/20	2,380
4,650	TL Acquisitions, Inc., Guaranteed Notes, 10.50%, due 1/15/15	3,674	ñ
		51,827
Software - Services (2.7%)
2,550	Ceridian Corp., Guaranteed Notes, 11.25%, due 11/15/15	2,167
12,640	Ceridian Corp., Guaranteed Notes, 12.25%, due 11/15/15	10,744	c
5,492	Fidelity National Information Services, Inc., Guaranteed Notes, 7.63%, due 7/15/17	5,973
5,290	Fidelity National Information Services, Inc., Guaranteed Notes, 7.88%, due 7/15/20	5,779
8,675	First Data Corp., Guaranteed Notes, 11.25%, due 3/31/16	7,721
1,540	First Data Corp., Guaranteed Notes, 12.63%, due 1/15/21	1,455	ñ
9,436	Lender Processing Services, Inc., Guaranteed Notes, 8.13%, due 7/1/16	9,294
5,680	SunGard Data Systems, Inc., Guaranteed Notes, 10.63%, due 5/15/15	6,120
1,325	SunGard Data Systems, Inc., Guaranteed Notes, 7.38%, due 11/15/18	1,355
1,470	SunGard Data Systems, Inc., Guaranteed Notes, 7.63%, due 11/15/20	1,507	ØØ
7,615	Syniverse Holdings, Inc., Guaranteed Notes, 9.13%, due 1/15/19	7,920
		60,035
Specialty Retail (0.7%)
11,095	Toys "R" Us Property Co. I LLC, Guaranteed Notes, 10.75%, due 7/15/17	12,315
3,520	Toys "R" Us Property Co. II LLC, Senior Secured Notes, 8.50%, due 12/1/17	3,718
		16,033
Steel Producers (0.0%)
870	Steel Dynamics, Inc., Guaranteed Notes, 7.38%, due 11/1/12	902

Steel Producers - Products (0.1%)
1,850	United States Steel Corp., Senior Unsecured Notes, 6.65%, due 6/1/37	1,387

Support - Services (1.8%)
2,615	ARAMARK Holdings Corp., Senior Unsecured Notes, 8.63%, due 5/1/16	2,713	ñc
10,000	Iron Mountain, Inc., Guaranteed Notes, 6.63%, due 1/1/16	10,000
7,055	Iron Mountain, Inc., Guaranteed Notes, 7.75%, due 10/1/19	7,320
4,355	Knowledge Learning Corp., Inc., Guaranteed Notes, 7.75%, due 2/1/15	4,181	ñ
2,470	RSC Equipment Rental, Inc., Guaranteed Notes, 8.25%, due 2/1/21	2,507
2,289	RSC Equipment Rental, Inc., Senior Unsecured Notes, 9.50%, due 12/1/14	2,340
3,490	United Rentals N.A., Inc., Guaranteed Notes, 10.88%, due 6/15/16	3,944
4,170	West Corp., Guaranteed Notes, 8.63%, due 10/1/18	4,316
1,565	West Corp., Guaranteed Notes, 7.88%, due 1/15/19	1,588
		38,909
Telecom - Integrated Services (5.2%)
12,640	Citizens Communications Co., Senior Unsecured Notes, 9.00%, due 8/15/31	12,387
9,803	GCI, Inc., Senior Unsecured Notes, 8.63%, due 11/15/19	10,514

See Notes to Schedule of Investments	47

Schedule of Investments Neuberger Berman High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$10,820	Integra Telecom Holdings, Inc., Senior Secured Notes, 10.75%, due 4/15/16	$9,549	ñ
28,435	Intelsat Bermuda Ltd., Guaranteed Notes, 11.50%, due 2/4/17	28,435	c
5,000	Intelsat Jackson Holdings S.A., Guaranteed Notes, 11.25%, due 6/15/16	5,275
2,340	Intelsat Jackson Holdings S.A., Guaranteed Notes, 8.50%, due 11/1/19	2,451
8,390	Level 3 Escrow, Inc., Guaranteed Notes, 8.13%, due 7/1/19	8,306	ñ
3,000	Level 3 Financing, Inc., Guaranteed Notes, 8.75%, due 2/15/17	3,067
1,540	Level 3 Financing, Inc., Guaranteed Notes, 9.38%, due 4/1/19	1,609
1,390	PAETEC Holding Corp., Guaranteed Notes, 9.88%, due 12/1/18	1,529
3,370	PAETEC Holding Corp., Senior Secured Notes, 8.88%, due 6/30/17	3,640
5,621	U.S. West Communications Group, Senior Unsecured Notes, 6.88%, due 9/15/33	5,586
1,585	Windstream Corp., Guaranteed Notes, 8.13%, due 8/1/13	1,696
9,960	Windstream Corp., Guaranteed Notes, 7.88%, due 11/1/17	10,757
9,450	Windstream Corp., Guaranteed Notes, 7.75%, due 10/1/21	9,852
		114,653
Telecom - Wireless (3.3%)
9,110	CC Holdings GS V LLC/Crown Castle GS III Corp., Senior Secured Notes, 7.75%, due 5/1/17	9,862	ñ
15,575	Cricket Communications, Inc., Senior Secured Notes, 7.75%, due 5/15/16	16,159
2,940	Cricket Communications, Inc., Guaranteed Notes, 7.75%, due 10/15/20	2,514
5,990	Sprint Capital Corp., Guaranteed Notes, 8.38%, due 3/15/12	6,050
13,680	Sprint Capital Corp., Guaranteed Notes, 6.88%, due 11/15/28	9,986
14,955	Sprint Nextel Corp., Senior Unsecured Notes, 6.00%, due 12/1/16	13,011
2,575	Sprint Nextel Corp., Senior Unsecured Notes, 8.38%, due 8/15/17	2,369
14,370	Wind Acquisition Finance S.A., Senior Secured Notes, 7.25%, due 2/15/18	13,867	ñ
		73,818
Telecommunications (1.4%)
1,610	CenturyLink, Inc., Senior Unsecured Notes, 6.45%, due 6/15/21	1,613
3,600	Qwest Communications Int'l, Inc., Guaranteed Notes, 7.13%, due 4/1/18	3,681
11,734	Qwest Corp., Senior Unsecured Notes, 7.50%, due 10/1/14	12,907
12,500	Qwest Corp., Senior Unsecured Notes, 6.75%, due 12/1/21	13,281
		31,482
Total Corporate Debt Securities (Cost $2,023,213)		2,049,494

NUMBER OF SHARES

Short-Term Investments (9.6%)
213,655,444	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $213,655)	213,655

Total Investments (103.3%) (Cost $2,262,495)		2,288,712	##

Liabilities, less cash, receivables and other assets [(3.3%)]		(73,338)

Total Net Assets (100.0%)		$2,215,374

See Notes to Schedule of Investments	48

Schedule of Investments Neuberger Berman Municipal Intermediate Bond Fund

PRINCIPAL AMOUNT	SECURITY	VALUE†

(000's omitted)		(000's omitted)z

Municipal Debt Securities (99.1%)

Arizona (1.6%)
$875	Northern Arizona Univ. Cert. of Participation (Research Infrastructure Proj.), Ser. 2005,	$919
	(AMBAC Insured), 4.00%, due 9/1/14
1,020	Salt River Proj. Agricultural Imp. & Pwr. Dist. Elec. Sys. Ref. Rev., Ser. 2002-A, 5.25%, due 1/1/18	1,038
		1,957
California (11.1%)
365	California St. Infrastructure & Econ. Dev. Bank Rev. (J. Paul Getty), Ser. 2004-B, 0.10%, due 10/1/23	365	µß
1,000	California Pub. Works Board Lease Rev. Dept. of Mental Hlth. (Coalinga St. Hosp.), Ser. 2004-A, 5.50%, due 6/1/21	1,049
2,000	California St. G.O., Ser. 2010, 5.25%, due 3/1/30	2,089
1,190	Mesa Cons. Wtr. Dist. Cert. of Participation, Ser. 2010, 5.00%, due 3/15/22	1,329
900	Sacramento City Fin. Au. Ref. Rev. (Master Lease Prog. Facs.), Ser. 2006-E, (AMBAC Insured), 5.25%, due 12/1/24	992
905	San Diego Pub. Fac. Fin. Au. Lease Ref. Rev. (Ballpark), Ser. 2007-A, (AMBAC Insured), 5.25%, due 2/15/21	960
1,500	San Francisco City & Co. Pub. Utils. Commission Wtr. Ref. Rev., Ser. 2011-D, 5.00%, due 11/1/24	1,713
630	San Francisco City & Co. Redev. Agcy. Lease Rev. Cap. Appreciation (George R. Moscone Convention Ctr.), Ser. 1992, 0.00%, due 7/1/12	626
2,725	San Mateo Union High Sch. Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011, 0.00%, due 9/1/33	1,012	a
1,125	Santa Clara Co. East Side Union High Sch. Dist. G.O. (Election 2008), Ser. 2010-B, (Assured Guaranty Insured), 5.00%, due 8/1/23	1,234
1,000	Turlock Irrigation Dist. Ref. Rev. (First Priority), Ser. 2011, 5.00%, due 1/1/19	1,127
1,300	Walnut Pub. Fin. Au. Tax Allocation Rev. (Walnut Imp. Proj.), Ser. 2002, (AMBAC Insured), 5.38%, due 9/1/22	1,313
		13,809
Colorado (1.3%)
755	Colorado Wtr. Res. & Pwr. Dev. Au. Clean Wtr. Rev., Ser. 2010-A, 4.00%, due 9/1/25	805
730	Denver City & Co. Cert. of Participation (Wastewater/Rosyn Properties), Ser. 2010-B, 3.00%, due 12/1/16	764
		1,569
District of Columbia (0.1%)
165	Dist. of Columbia Univ. Ref. Rev. (Georgetown Univ.), Ser. 2009-A, 5.00%, due 4/1/21	184	ß

Florida (4.0%)
1,000	Palm Beach Co. G.O. Ref. (Rec. & Cultural Facs.), Ser. 2010, 5.00%, due 7/1/20	1,187
750	Palm Beach Co. Solid Waste Au. Rev., Ser. 2002-B, (AMBAC Insured), 0.00%, due 10/1/15	683
1,255	Port St. Lucie Research Facs. Rev. (Oregon Hlth. and Science Univ. Vaccine and Gene Therapy Institute Florida Corp. Proj.), Ser. 2010, 5.00%, due 5/1/22	1,359	ß
1,580	Port St. Lucie Research Facs. Rev. (Oregon Hlth. and Science Univ. Vaccine and Gene Therapy Institute Florida Corp. Proj.), Ser. 2010, 5.00%, due 5/1/23	1,693	ß
		4,922
Georgia (1.0%)
1,000	Gwinnett Co. Sch. Dist. G.O. Ref., Ser. 2010, 5.00%, due 2/1/25	1,226

See Notes to Schedule of Investments	49

Schedule of Investments Neuberger Berman Municipal Intermediate Bond Fund (cont'd)

PRINCIPAL AMOUNT	SECURITY	VALUE†

(000's omitted)		(000's omitted)z

Illinois (8.9%)
$2,000	Chicago G.O., Ser. 2010-A, 5.00%, due 12/1/15	$2,201
1,000	Chicago O'Hare Int'l Arpt. Gen. Arpt. Third Lien Ref. Rev., Ser. 2005-B, (National Public Finance Guarantee Corp. Insured), 5.25%, due 1/1/17	1,128
200	Cook Co. Sch. Dist. Number 144 Prairie Hills G.O. (Ltd. Sch.), Ser. 2010-A, (AGM Insured), 5.25%, due 12/1/27	209
1,400	Cook Co. Sch. Dist. Number 144 Prairie Hills G.O. (Ltd. Sch.), Ser. 2010-A, (AGM Insured), 5.25%, due 12/1/27 Pre-Refunded 12/1/2020	1,742
1,000	Cook Co. Sch. Dist. Number 83 G.O. (Ref. Sch.), Ser. 2011-D, 5.13%, due 12/1/30	1,044
750	DeKalb Kane LaSalle Cos. Comm. College Dist. Number 523 G.O., Ser. 2011-B, 0.00%, due 2/1/25	349
2,000	Illinois St. G.O., Ser. 1997, (National Public Finance Guarantee Corp. Insured), 5.25%, due 7/1/22	2,006
250	Illinois St. G.O., Ser. 2004-A, 5.00%, due 3/1/22	257
460	Illinois St. G.O., Ser. 2007, (National Public Finance Guarantee Corp. Insured), 5.00%, due 4/1/20	497
1,500	Illinois St. G.O. Ref., Ser. 2010, (AGM Insured), 5.00%, due 1/1/15	1,644
		11,077
Indiana (3.6%)
1,280	Indiana Muni. Pwr. Agcy., Ser. 2011-A, 5.00%, due 1/1/18	1,463
940	Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Ref. Rev., Ser. 2010-B, 5.00%, due 1/1/22	1,061
1,615	Indiana St. Fin. Au. Rev. (St. Revolving Fund Prog.), Ser. 2009-A1, 5.00%, due 2/1/21	1,875
		4,399
Iowa (1.1%)
1,345	Iowa Fin. Au. Hlth. Care Fac. Rev. (Genesis Hlth. Sys.), Ser. 2010, 5.00%, due 7/1/13	1,423	ß

Kansas (1.6%)
750	Wichita Hosp. Rev. (Facs. Imp.), Ser. 2009-IIIA, 4.50%, due 11/15/12	775	ß
1,225	Wichita Hosp. Rev. Ref. (Facs. Imp.), Ser. 2001-III, 6.25%, due 11/15/18	1,240	ß
		2,015
Louisiana (1.2%)
1,000	Louisiana St. Local Gov't Env. Facs. & Comm. Dev. Au. Rev. (LCTCS Facs. Corp. Proj.), Ser. 2011, 0.00%, due 10/1/17	843
570	Terrebonne Parish LA Hosp. Svc. Dist. Number 1 Hosp. Ref. Rev. (Gen. Med. Ctr. Proj.), Ser. 2010, 4.00%, due 4/1/15	595
		1,438
Maryland (1.1%)
1,250	Maryland St. G.O., Ser. 2011-B, 4.00%, due 3/15/25	1,324

Massachusetts (7.5%)
2,000	Massachusetts Bay Trans. Au. Rev. (Assessment), Ser. 2006-A, 5.25%, due 7/1/30	2,391
1,000	Massachusetts Bay Trans. Au. Sr. Sales Tax Rev., Ser. 2005-B, (National Public Finance Guarantee Corp. Insured), 5.50%, due 7/1/24	1,240
950	Massachusetts Bay Trans. Au. Sr. Sales Tax Rev., Ser. 2006-A, 5.25%, due 7/1/34	1,115
1,200	Massachusetts St. HFA Hsg. Rev. (Single Family), Ser. 2009-144, 3.95%, due 6/1/18	1,211
500	Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Berklee College of Music), Ser. 2007-A, 5.00%, due 10/1/15	561	ß
1,000	Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Northeastern Univ.), Ser. 2008-T3, 2.70%, due 10/1/37 Putable 2/20/14	1,036	µß

See Notes to Schedule of Investments	50

Schedule of Investments Neuberger Berman Municipal Intermediate Bond Fund (cont'd)

PRINCIPAL AMOUNT	SECURITY	VALUE†

(000's omitted)		(000's omitted)z

$1,300	Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Tufts Univ.), Ser. 1995-G,	$1,300	µß
	(LOC: Bank of America), 0.16%, due 2/15/26
375	Massachusetts St. Turnpike Au. Western Turnpike Rev., Ser. 1997-A, (National Public Finance Guarantee Corp. Insured), 5.55%, due 1/1/17	377
		9,231
Michigan (4.2%)
350	Forest Hills Pub. Sch. G.O. Ref., Ser. 2005, (AGM Insured), 5.00%, due 5/1/21	379
1,020	L'Anse Creuse Pub. Sch. G.O. (Sch. Bldg. & Site), Ser. 2008, (LOC: JP Morgan Chase Bank), 0.16%, due 5/1/35	1,020	µ
1,500	Michigan St. Hsg. Dev. Au. Rental Hsg. Rev., Ser. 2011-B, 4.00%, due 10/1/16	1,555
2,160	Saginaw Valley St. Univ. Rev., Ser. 2010-A, 5.00%, due 7/1/13	2,288
		5,242
Minnesota (1.3%)
1,500	Becker PCR (No. St. Pwr. Co.), Ser. 1992-A, 8.50%, due 3/1/19	1,607	ß

Mississippi (0.9%)
1,045	Mississippi Dev. Bank Spec. Oblig. (Dept. Corrections), Ser. 2010-D, 5.00%, due 8/1/22	1,150

Missouri (1.5%)
1,040	Missouri St. Dev. Fin. Board Infrastructure Facs. Ref. Rev. Wtr. Sys., Ser. 2009-E, 4.00%, due 11/1/15	1,098
750	Missouri St. Hlth. & Ed. Fac. Au. Rev. (Children's Mercy Hosp.), Ser. 2009, 5.13%, due 5/15/24	783	ß
		1,881
Nebraska (1.1%)
1,220	Omaha Pub. Fac. Corp. Lease Rev. (Baseball Stadium Proj.), Ser. 2009, 5.00%, due 6/1/22	1,399

Nevada (1.8%)
1,345	Clark Co. G.O. (Limited Tax Bond Bank), Ser. 2001, (National Public Finance Guarantee Corp. Insured), 5.50%, due 6/1/13	1,350
750	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23	847
		2,197
New Jersey (4.6%)
755	Morristown Parking Au. Rev., Ser. 2011, 4.00%, due 8/1/18	812
1,000	New Jersey Econ. Dev. Au. Rev. (Sch. Fac. Construction), Ser. 2010-DD1, 5.00%, due 12/15/18	1,134
2,000	New Jersey Trans. Trust Fund Au., Ser. 2006-A, (National Public Finance Guarantee Corp. Insured), 5.25%, due 12/15/21	2,272
1,000	New Jersey Trans. Trust Fund Au. Trans. Sys. Rev., Ser. 2006-A, 5.25%, due 12/15/19	1,148
355	Newark G.O., Ser. 2010-A, 4.00%, due 10/1/21	361
		5,727
New Mexico (0.7%)
750	Albuquerque Muni. Sch. Dist. Number 012 (Sch. Bldg.) G.O., Ser. 2008-B, 4.50%, due 8/1/19	830

See Notes to Schedule of Investments	51

Schedule of Investments Neuberger Berman Municipal Intermediate Bond Fund (cont'd)

PRINCIPAL AMOUNT	SECURITY	VALUE†

(000's omitted)		(000's omitted)z

New York (8.4%)
$400	Long Island Pwr. Au. Elec. Sys. Rev., Ser. 2006-F,	$447
	(National Public Finance Guarantee Corp. Insured), 5.00%, due 5/1/19
1,500	New York City Transitional Fin. Au. Rev. (Future Tax Secured), Ser. 2011-E, 5.00%, due 11/1/16	1,741
1,000	New York St. Dorm. Au. (St. Personal Income Tax), Ser. 2011-C, 4.00%, due 3/15/19	1,119
530	New York St. Env. Fac. Corp. Spec. Oblig. Rev. Ref. (Riverbank St. Park), Ser. 1996, (AMBAC Insured), 6.25%, due 4/1/12	543
1,000	New York St. Local Gov't Assist Corp., Ser. 1993-E, (AGM Insured), 6.00%, due 4/1/14	1,071
175	New York St. Urban Dev. Corp. Ref. Rev. (Correctional Facs.), Ser. 1994-A, (AGM Insured), 5.50%, due 1/1/14	183
1,000	New York St. Urban Dev. Corp. Rev. (St. Personal Income Tax), Ser. 2010-A, 5.00%, due 3/15/19	1,186
750	New York St. Urban Dev. Corp. Rev. (St. Personal Income Tax), Ser. 2009-A1, 5.00%, due 12/15/19	883
2,000	Port Au. New York & New Jersey Rev. (One Hundred Fifty-Third), Ser. 2008, 4.50%, due 7/15/27	2,099
1,125	Triborough Bridge & Tunnel Au. Ref. Rev., Ser. 2002-B, 5.25%, due 11/15/16	1,178
		10,450
North Carolina (0.9%)
650	North Carolina St. Cap. Imp. Ltd. Oblig. (Annual Appropriation), Ser. 2009-A, 5.00%, due 5/1/19	771
295	Western Carolina Univ. Research & Dev. Corp. Cert. of Participation (Western Carolina Univ. Std. Hsg.), Ser. 2008, (Assured Guaranty Insured), 5.25%, due 6/1/20	337	ß
		1,108
Ohio (1.0%)
1,000	Ohio St. G.O. (Infrastructure Imp.), Ser. 2011-B, 5.00%, due 8/1/19	1,190

Oregon (1.7%)
825	Oregon St. Hsg. & Comm. Svc. Dept. Mtge. Rev. (Single Family Mtge. Prog.), Ser. 2005-D, 4.40%, due 7/1/19	843
1,170	Tualatin Valley Fire & Rescue Rural Fire Protection Dist. G.O., Ser. 2011, 4.00%, due 6/1/27	1,216
		2,059
Pennsylvania (1.9%)
1,285	Pennsylvania HFA Single Family Mtge. Rev., Ser. 2010-109, 2.45%, due 4/1/16	1,287
340	Pennsylvania St. Pub. Sch. Bldg. Au. College Rev. (Montgomery Co. Comm. College), Ser. 2008, (AGM Insured), 5.00%, due 5/1/21	383	ß
650	Pennsylvania St. Turnpike Commission Rev., Ser. 2011-B, 5.00%, due 12/1/14	715
		2,385
Puerto Rico (1.8%)
450	Puerto Rico Elec. Pwr. Au. Pwr. Rev., Ser. 2010-XX, 5.25%, due 7/1/35	453
1,745	Puerto Rico Elec. Pwr. Au. Pwr. Rev., Ser. 2010-XX, 5.25%, due 7/1/40	1,759
		2,212
Rhode Island (1.0%)
1,200	Rhode Island St. Std. Loan Au. Std. Loan Rev. (Sr. Prog.), Ser. 2010-A, 4.40%, due 12/1/19	1,235

South Carolina (0.8%)
870	Charleston Co. G.O. (Cap. Imp. Plan), Ser. 2011, 5.00%, due 11/1/18	1,043

See Notes to Schedule of Investments	52

Schedule of Investments Neuberger Berman Municipal Intermediate Bond Fund (cont'd)

PRINCIPAL AMOUNT	SECURITY	VALUE†

(000's omitted)		(000's omitted)z

Tennessee (3.0%)
$1,750	Memphis Ref. G.O. (Gen. Imp.), Ser. 2011, 5.00%, due 5/1/24	$2,022
1,600	Metro. Nashville Arpt. Au. Ref. Rev. Impt., Ser. 2010-B, (AGM Insured), 4.00%, due 7/1/15	1,716
		3,738
Texas (9.7%)
1,000	Alamo Comm. College Dist. G.O. (Maintenance Tax Notes), Ser. 2011, 4.00%, due 2/15/20	1,107
1,245	Collin Co. G.O., Ser. 2011, 4.00%, due 2/15/27	1,284
460	Dallas Fort Worth Int'l Arpt. Ref. Rev., Ser. 2009-A, 5.00%, due 11/1/24	487
1,170	El Paso Independent Sch. Dist. Ref. G.O., Ser. 2011, (PSF Insured), 4.00%, due 8/15/26	1,220
750	Fort Bend Independent Sch. Dist. Ref. G.O. (Sch. Bldg.), Ser. 2008, (PSF Insured), 5.00%, due 8/15/21	865
1,000	Grapevine Combination Tax & Tax Increment Reinvestment Zone Rev. Cert. of Oblig. G.O., Ser. 2000, (National Public Finance Guarantee Corp. Insured), 5.63%, due 8/15/15	1,003
1,000	Harris Co. Cultural Ed. Fac. Fin. Corp. Ref. Rev. (Methodist Hosp. Sys.), Ser. 2009-B1, 5.00%, due 12/1/28 Putable 6/1/12	1,027	µß
225	Harris Co. Cultural Ed. Fac. Fin. Corp. Rev. (Methodist Hosp. Sys.), Ser. 2008-B, 5.25%, due 12/1/17	256	ß
1,000	Houston Wtr. & Swr. Sys. Jr. Lien Ref. Rev., Ser. 2001-B, (National Public Finance Guarantee Corp. Insured), 5.50%, due 12/1/24	1,279
915	Lone Star College Sys. G.O., Ser. 2011, 3.00%, due 2/15/19	963
375	Texas A&M Univ. Perm. Univ. Fund Rev., Ser. 2011, 3.00%, due 7/1/17	402
555	Texas A&M Univ. Perm. Univ. Fund Rev., Ser. 2011, 3.00%, due 7/1/18	593
750	Texas A&M Univ. Perm. Univ. Fund Rev., Ser. 2011, 4.00%, due 7/1/19	845
415	Texas St. Technical College Sys. Rev. Ref. & Imp., Ser. 2011, 5.00%, due 8/1/17	463
245	Texas St. Technical College Sys. Rev. Ref. & Imp., Ser. 2011, 5.00%, due 8/1/18	274
		12,068
Virginia (4.1%)
1,200	Newport News Ref. G.O., Ser. 2011-B, 4.00%, due 7/1/19	1,357
2,000	Virginia Commonwealth Trans. Board Rev. (Cap. Proj.), Ser. 2011, 4.00%, due 5/15/29	2,025
1,690	Virginia St. Hsg. Dev. Au. Homeownership Mtge. Rev., Ser. 2010-B, 2.10%, due 9/1/15	1,691
		5,073
Washington (4.6%)
2,000	Energy Northwest Elec. Ref. Rev. (Proj. Number 1), Ser. 2002-B, (National Public Finance Guarantee Corp. Insured), 6.00%, due 7/1/17	2,069
1,385	Energy Northwest Elec. Ref. Rev. (Proj. Number 3), Ser. 2010-A, 5.00%, due 7/1/18	1,642	ß
1,105	Washington St. Ref. G.O. (Motor Vehicle Fuel), Ser. 2010-R-2011C, 4.00%, due 7/1/25	1,132
795	Washington St. Ref. G.O. (Var. Purp.), Ser. 2010-R-2011B, 4.00%, due 7/1/26	812
		5,655
Total Investments (99.1%) (Cost $120,019)		122,823	##

Cash, receivables and other assets, less liabilities (0.9%)		1,094

Total Net Assets (100.0%)		$123,917

See Notes to Schedule of Investments	53

Schedule of Investments Neuberger Berman Short Duration Bond Fund

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (13.7%)
$3,000	U.S. Treasury Bills, 0.02%, due 12/22/11	$3,000
3,000	U.S. Treasury Notes, 2.00%, due 11/30/13	3,106
3,250	U.S. Treasury Notes, 2.13%, due 11/30/14	3,415

Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $9,521)		9,521

U.S. Government Agency Securities (3.7%)
1,325	Citigroup Funding, Inc., Guaranteed FDIC Floating Rate Medium-Term Notes, 0.67%, due 3/30/12	1,327	µ@
1,275	Wells Fargo & Co., Guaranteed FDIC Floating Rate Notes, 0.57%, due 6/15/12	1,278	µ@

Total U.S. Government Agency Securities (Cost $2,600)		2,605

Mortgage-Backed Securities (40.6%)

Adjustable Alt-B Mixed Balance (0.6%)
587	Lehman XS Trust, Floating Rate, Ser. 2005-1, Class 2A1, 1.74%, due 7/25/35	421	µ

Adjustable Jumbo Balance (3.2%)
1,414	GMAC Mortgage Corp. Loan Trust, Ser. 2006-AR1, Class 1A1, 2.99%, due 4/19/36	987	µ
1,500	Wells Fargo Mortgage Backed Securities Trust, Ser. 2005-AR16, Class 4A2, 2.72%, due 10/25/35	1,220	µ
		2,207
Adjustable Mixed Balance (2.9%)
1,045	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-AR4, Class 2A1, 2.70%, due 5/25/34	830	µ
1,403	First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5, Class 2A1, 2.62%, due 11/25/35	1,053	µ
163	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, 1.36%, due 6/19/34	119	µ
		2,002
Commercial Mortgage-Backed (21.8%)
1,405	Bear Stearns Commercial Mortgage Securities, Inc., Ser. 2005-PWR8, Class AAB, 4.58%, due 6/11/41	1,440	ØØ
576	Citigroup Commercial Mortgage Trust, Ser. 2006-C4, Class A2, 5.92%, due 3/15/49	596	µ
174	Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2006-CD2, Class AAB, 5.56%, due 1/15/46	180	µ
1,025	Commercial Mortgage Pass-Through Certificates, Ser. 2003-LB1A, Class C, 4.23%, due 6/10/38	1,032
1,482	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C2, Class A2, 5.45%, due 1/15/49	1,486
272	GE Capital Commercial Mortgage Corp., Ser. 2002-2A, Class A2, 4.97%, due 8/11/36	273
962	GMAC Commercial Mortgage Securities, Inc., Ser. 2004-C3, Class AAB, 4.70%, due 12/10/41	998
1,176	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2011-C3, Class A1, 1.87%, due 2/15/46	1,188	ñØØ
1,500	LB-UBS Commercial Mortgage Trust, Ser. 2003-C1, Class C, 4.50%, due 12/15/36	1,520
875	LB-UBS Commercial Mortgage Trust, Ser. 2003-C7, Class C, 5.19%, due 7/15/37	881	µ
709	Morgan Stanley Capital I, Ser. 2011-C1, Class A1, 2.60%, due 9/15/47	721	ñØØ
1,290	Morgan Stanley Capital I, Ser. 2011-C3, Class A1, 2.18%, due 7/15/49	1,304
1,615	Wachovia Bank Commercial Mortgage Trust, Ser. 2003-C6, Class D, 5.13%, due 8/15/35	1,647
1,000	Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C22, Class A3, 5.46%, due 12/15/44	1,024	µ
826	WF-RBS Commercial Mortgage Trust, Ser. 2011-C2, Class A1, 2.50%, due 2/15/44	843	ñ
		15,133

See Notes to Schedule of Investments	54

Schedule of Investments Neuberger Berman Short Duration Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Mortgage-Backed Non-Agency (3.5%)
$622	Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%, due 6/25/35	$641	ñ
1,438	GSMPS Mortgage Loan Trust, Ser. 2005-RP2, Class 1A4, 8.50%, due 3/25/35	1,498	ñ
312	GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4, 8.50%, due 9/25/35	323	ñ
		2,462
Fannie Mae (3.6%)
1,692	Pass-Through Certificates, 4.50%, due 4/1/39	1,791
620	Whole Loan, Ser. 2004-W8, Class PT, 11.18%, due 6/25/44	696	µ
		2,487
Freddie Mac (5.0%)
5	ARM Certificates, 1.75%, due 1/1/17	5	µ
816	Pass-Through Certificates, 8.00%, due 11/1/26	933
607	Pass-Through Certificates, 8.50%, due 10/1/30	706
1,765	Pass-Through Certificates, 4.50%, due 11/1/39	1,863
		3,507
Government National Mortgage Association (0.0%)
5	Pass-Through Certificates, 12.00%, due 12/15/12 & 3/15/14	5

Total Mortgage-Backed Securities (Cost $29,767)		28,224

Corporate Debt Securities (28.2%)

Banks (9.0%)
1,150	Citigroup, Inc., Senior Unsecured Notes, 6.00%, due 12/13/13	1,217	ØØ
1,000	Goldman Sachs Group, Inc., Senior Unsecured Notes, 5.30%, due 2/14/12	1,012
1,485	JP Morgan Chase & Co., Senior Unsecured Medium-Term Notes, 2.05%, due 1/24/14	1,502
1,175	Morgan Stanley, Senior Unsecured Notes, 2.88%, due 1/24/14	1,145
1,340	Westpac Banking Corp., Senior Unsecured Notes, 1.85%, due 12/9/13	1,359
		6,235
Beverages (1.4%)
575	Anheuser-Busch Cos., Inc., Guaranteed Unsecured Notes, 4.95%, due 1/15/14	626
325	Anheuser-Busch Inbev Worldwide, Inc., Guaranteed Notes, 1.50%, due 7/14/14	329
		955
Computers (2.0%)
1,400	IBM Corp., Senior Unsecured Notes, 0.88%, due 10/31/14	1,402

Diversified Financial Services (6.6%)
945	American Express Credit Corp., Senior Unsecured Medium-Term Notes, Ser. C, 5.88%, due 5/2/13	1,005
380	Caterpillar Financial Services Corp., Senior Unsecured Medium-Term Notes, Ser. F, 4.70%, due 3/15/12	385
510	Caterpillar Financial Services Corp., Senior Unsecured Notes, 1.65%, due 4/1/14	518
405	ERAC USA Finance Co., Guaranteed Notes, 2.25%, due 1/10/14	407	ñ
175	General Electric Capital Corp., Senior Unsecured Medium-Term Notes, 5.00%, due 4/10/12	178

See Notes to Schedule of Investments	55

Schedule of Investments Neuberger Berman Short Duration Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$1,200	General Electric Capital Corp., Senior Unsecured Notes, 5.90%, due 5/13/14	$1,320
770	Merrill Lynch & Co., Inc., Senior Unsecured Medium-Term Notes, Ser. C, 6.05%, due 8/15/12	781
		4,594
Food (0.5%)
352	Kraft Foods, Inc., Senior Unsecured Notes, 6.25%, due 6/1/12	363

Insurance (0.8%)
545	Berkshire Hathaway Finance Corp., Guaranteed Notes, 1.50%, due 1/10/14	553

Media (3.6%)
750	DIRECTTV Holdings LLC, Guaranteed Notes, 4.75%, due 10/1/14	814
800	NBC Universal Media LLC, Senior Unsecured Notes, 2.10%, due 4/1/14	814
850	Time Warner Cable, Inc., Guaranteed Notes, 5.40%, due 7/2/12	875
		2,503
Office/Business Equipment (1.0%)
650	Xerox Corp., Senior Unsecured Notes, 5.50%, due 5/15/12	666

Retail (1.0%)
625	Home Depot, Inc., Senior Unsecured Notes, 5.25%, due 12/16/13	680

Telecommunications (2.3%)
805	Telefonica Emisiones SAU, Guaranteed Notes, 2.58%, due 4/26/13	795
810	Verizon Communications, Inc., Senior Unsecured Notes, 1.95%, due 3/28/14	832
		1,627
Total Corporate Debt Securities (Cost $19,409)		19,578

Asset-Backed Securities (11.8%)
393	ACE Securities Corp. Home Equity Loan Trust, Ser. 2006-OP1, Class A2C, 0.39%, due 4/25/36	264	µ
528	ACE Securities Corp. Home Equity Loan Trust, Ser. 2006-ASP5, Class A2B, 0.37%, due 10/25/36	223	µ
725	Ally Auto Receivables Trust, Ser. 2010-4, Class A3, 0.91%, due 11/17/14	726
775	Ally Auto Receivables Trust, Ser. 2011-1, Class A3, 1.38%, due 1/15/15	782
400	Bear Stearns Asset Backed Securities Trust, Ser. 2006-HE9, Class 1A2, 0.39%, due 11/25/36	162	µ
434	Carrington Mortgage Loan Trust, Ser. 2006-OPT1, Class A3, 0.42%, due 2/25/36	348	µ
850	Carrington Mortgage Loan Trust, Ser. 2007-FRE1, Class A3, 0.50%, due 2/25/37	293	µ
373	Countrywide Asset-Backed Certificates Trust, Ser. 2006-3, Class 2A2, 0.42%, due 6/25/36	292	µ
230	Countrywide Asset-Backed Certificates Trust, Ser. 2006-5, Class 2A2, 0.42%, due 8/25/36	191	µ
395	Countrywide Asset-Backed Certificates Trust, Ser. 2006-6, Class 2A2, 0.42%, due 9/25/36	310	µ
1,900	Ford Credit Auto Owner Trust, Ser. 2011-A, Class A3, 0.97%, due 1/15/15	1,908
1,330	Hyundai Auto Receivables Trust, Ser. 2011-A, Class A3, 1.16%, due 4/15/15	1,340
22	Impac Secured Assets Corp., Ser. 2006-3, Class A4, 0.33%, due 11/25/36	22	µ
413	Knollwood CDO Ltd., Ser. 2006-2A, Class A2J, 0.82%, due 7/13/46	0	#µ*
450	Mercedes-Benz Auto Receivables Trust, Ser. 2011-1, Class A3, 0.85%, due 3/16/15	451
350	Residential Asset Mortgage Products, Inc., Ser. 2006-RS1, Class AI2, 0.47%, due 1/25/36	238	µ
1,014	Soundview Home Equity Loan Trust, Ser. 2006-OPT3, Class 2A3, 0.41%, due 6/25/36	623	µØØ

Total Asset-Backed Securities (Cost $10,336)		8,173

See Notes to Schedule of Investments	56

Schedule of Investments Neuberger Berman Short Duration Bond Fund (cont'd)

NUMBER OF SHARES		VALUE†
		(000's omitted)z
Short-Term Investments (6.5%)
4,550,887	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $4,551)	$4,551

Total Investments (104.5%) (Cost $76,184)		72,652 ##

Liabilities, less cash, receivables and other assets [(4.5%)]		(3,101)

Total Net Assets (100.0%)		$69,551

See Notes to Schedule of Investments	57

Schedule of Investments Neuberger Berman Strategic Income Fund

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Bank Loan Obligationsµ (13.4%)

Aerospace & Defense (0.0%)
$260	Sequa Corp., Term Loan, due 12/3/14	$260	¢^^

Air Transport (0.1%)
573	Delta Air Lines, Inc., Term Loan B, 5.50%, due 4/20/17	557

All Telecom (0.6%)
730	ClientLogic Corp., Term Loan, 7.14%, due 1/30/17	706
296	Integra Telecom, Inc., Term Loan B, 9.25%, due 4/15/15	274
887	Intelsat Jackson Holdings S.A., Term Loan B, 5.25%, due 4/2/18	879	¢^^
985	Level 3 Financing, Inc., Term Loan B2, 5.75%, due 9/1/18	967	¢^^
432	Syniverse Technologies, Inc., Term Loan B, 5.25%, due 12/21/17	431
		3,257
Automotive (0.4%)
400	Allison Transmission, Inc., Term Loan B, 2.75%, due 8/7/14	386
440	Autoparts Holdings Ltd., First Lien Term Loan, 6.50%, due 7/29/17	441
1,067	Chrysler Group LLC, Term Loan, 6.00%, due 5/24/17	1,001
195	Federal-Mogul Corp., Term Loan B, due 12/27/14	183	¢^^
53	Federal-Mogul Corp., Term Loan C, due 12/27/15	50	¢^^
141	UCI Int'l, Inc., Term Loan B, 5.50%, due 7/26/17	141
		2,202
Building & Development (0.4%)
565	Capital Automotive LP, Term Loan B, 5.00%, due 3/11/17	553	¢^^
243	Custom Building Products, Inc., Term Loan B, 5.75%, due 3/19/15	236
721	Goodman Global Holdings, Inc., First Lien Term Loan, 5.75%, due 10/28/16	719
66	Realogy Corp., Letter of Credit, 4.44%, due 10/10/16	57
473	Realogy Corp., Term Loan, 4.52%, due 10/10/16	410
		1,975
Business Equipment & Services (1.1%)
679	Acosta, Inc., Term Loan, 4.75%, due 3/1/18	666
1,250	Advantage Sales & Marketing, Inc., Second Lien Term Loan, 9.25%, due 6/18/18	1,187
195	Brand Energy & Infrastructure Services, Inc., Second Lien Term Loan, 6.38%, due 2/7/15	136
665	Brickman Group Holdings, Inc., Term Loan B, 7.25%, due 10/14/16	662
398	Brock Holdings III, Inc., Term Loan B, 6.00%, due 3/16/17	378
475	Brock Holdings III, Inc., Second Lien Term Loan, 10.00%, due 3/16/18	437
295	Catalina Marketing Corp., Term Loan, due 10/1/14	282	¢^^
449	Ceridian Corp., Term Loan, 3.25%, due 11/9/14	412
190	Lender Process Services, Inc., Term Loan B, 5.50%, due 8/14/18	187
260	Protection One Alarm Monitoring, Inc., Term Loan B, 6.00%, due 6/4/16	255
569	Quintiles Transnational Corp., Term Loan B, 5.00%, due 6/8/18	560
935	Transaction Network Services, Inc., Term Loan C, 6.00%, due 11/18/15	930
		6,092

See Notes to Schedule of Investments	58

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Cable & Satellite Television (0.5%)

$200	Cequel Communications LLC, Term Loan, due 11/5/13	$196	¢^^
27	Charter Communications Operating LLC, Term Loan, 7.25%, due 3/6/14	27
190	San Juan Cable Holdings, LLC, Second Lien Term Loan, 10.00%, due 6/9/18	183
200	UPC Financing Partnership, Term Loan, due 12/31/14	190	¢^^
1,000	UPC Financing Partnership, Term Loan, due 12/31/17	995	¢^^
1,188	Yankee Cable Acquisition, LLC, Term Loan B1, 6.50%, due 8/26/16	1,164
		2,755
Chemicals (0.1%)
405	Ashland, Inc., Term Loan B, 3.75%, due 8/23/18	406

Chemicals & Plastics (0.5%)
160	Ineos US Finance LLC, Term Loan B2, due 12/14/13	163	¢^^
170	Ineos US Finance LLC, Term Loan C2, due 12/14/14	174	¢^^
400	Momentive Performance Materials, Inc., Term Loan B, due 12/4/13	368	¢^^
330	OM Group, Inc., Term Loan B, 5.75%, due 8/2/17	327
455	PQ Corp., Second Lien Term Loan, 6.75%, due 7/30/15	403
1,094	Styron S.a.r.L., LLC, Term Loan B, 6.00%, due 8/2/17	998
385	Univar, Inc., Term Loan B, 5.00%, due 6/30/17	376
		2,809
Containers & Glass Products (0.5%)
225	Berry Plastics Corp., Term Loan C, due 4/3/15	214	¢^^
738	Exopack, LLC, Term Loan, 6.50%, due 5/31/17	723
805	Reynolds Group Holdings, Inc., Term Loan C, 6.50%, due 8/9/18	802
818	Sealed Air Corp., Term Loan B, 4.75%, due 10/3/18	824
		2,563
Corporation Manufacturing (0.7%)
479	AMC Networks, Inc., Term Loan B, 4.00%, due 12/31/18	474
479	Eagle Parent, Inc., Term Loan, 5.00%, due 5/16/18	465
843	Mondrian Investment Partners Ltd., Term Loan, 5.50%, due 7/12/18	840
409	SBA Finance, Term Loan, 3.75%, due 6/30/18	405
564	SymphonyIRI Group, Inc., Term Loan B, 5.00%, due 12/1/17	552
910	Walter Investment Management Corp., First Lien Term Loan, 7.75%, due 6/30/16	902
270	Walter Investment Management Corp., Second Lien Term Loan, 12.50%, due 12/30/16	268
		3,906
Electronics - Electrical (0.8%)
494	Aspect Software, Inc., Term Loan B, 6.25%, due 5/7/16	494
397	CommScope, Inc., Term Loan B, 5.00%, due 1/14/18	394	¢^^
202	Datatel, Inc., First Lien Term Loan, 5.00%, due 2/20/17	199
382	Datatel, Inc., Second Lien Term Loan, 8.75%, due 2/19/18	376
659	Edwards (Cayman Islands II) Ltd., Term Loan B, 5.50%, due 5/31/16	615
647	Freescale Semiconductor, Inc., Term Loan B, 4.50%, due 12/1/16	621
585	Go Daddy Group, Inc., Term Loan, due 12/17/18	585	¢^^
496	Kronos, Inc., Term Loan, due 6/11/14	469	¢^^
479	SkillSoft Corp., Term Loan B, 6.50%, due 5/26/17	472
		4,225

See Notes to Schedule of Investments	59

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Equipment Leasing (0.1%)
$568	AWAS Finance Luxembourg S.a.r.L., Term Loan B, 5.25%, due 6/10/16	$568

Farming - Agriculture (0.0%)
273	WM Bolthouse Farms, Inc., First Lien Term Loan, 5.50%, due 2/11/16	269

Finance (0.2%)
1,520	Springleaf Finance Corp., Term Loan, 5.50%, due 5/10/17	1,388	¢^^

Financial Intermediaries (1.2%)
1,342	Citco III Ltd., Term Loan, 6.25%, due 6/29/18	1,293
780	First Data Corp., Term Loan B, 4.24%, due 3/23/18	671
579	Fortress Investment Group LLC, Term Loan B, 5.75%, due 10/7/15	574
785	Harbourvest Partners LLC, Term Loan B, 6.25%, due 12/17/16	785
668	KAR Auction Services, Inc., Term Loan B, 5.00%, due 5/19/17	664
479	LPL Holdings, Inc., Term Loan, 5.25%, due 6/28/17	477
680	Nuveen Investments, Inc., Term Loan, 5.81%, due 5/13/17	652
1,405	Ocwen Financial Corp., Term Loan B, 7.00%, due 9/1/16	1,398
		6,514
Food & Drug Retailers (0.1%)
400	Rite Aid Corp., Term Loan 5, due 3/3/18	378	¢^^

Food Products (0.3%)
615	Del Monte Foods Co., Term Loan, 4.50%, due 3/8/18	596	¢^^
791	Pinnacle Foods Holdings Corp., Term Loan D, 6.00%, due 4/2/14	797
		1,393
Food Service (0.1%)
810	U.S. Foodservice, Inc., Term Loan B, 5.75%, due 3/31/17	760

Health Care (1.5%)
313	Aurora Diagnostics LLC, Term Loan B, 6.25%, due 5/26/16	303
779	CareStream Health, Inc., Term Loan B, 5.00%, due 2/25/17	700
827	Community Health Systems, Inc., Term Loan, 2.57%, due 7/25/14	801	¢^^
42	Community Health Systems, Inc., Term Loan DD, 2.57%, due 7/25/14	41	¢^^
624	Emergency Medical Services Corp., Term Loan, 5.25%, due 5/25/18	610
153	Endo Pharmaceuticals Holdings, Inc., Term Loan B, 4.00%, due 6/18/18	153
544	Grifols, Inc., Term Loan B, 6.00%, due 6/1/17	544	¢^^
570	HCA, Inc., Term Loan B2, 3.62%, due 3/31/17	552
700	Health Management Associates, Inc., Term Loan B, 2.12%, due 2/28/14	696	¢^^
537	IASIS Healthcare LLC, Term Loan, 5.00%, due 5/3/18	524
365	Immucor, Inc., Term Loan B, 7.25%, due 8/17/18	366
1,019	Kindred Healthcare, Inc., Term Loan, 5.25%, due 6/1/18	957
808	RPI Finance Trust, Term Loan 2, 4.00%, due 5/9/18	805
1,337	Select Medical Corp., Term Loan B, 5.50%, due 6/1/18	1,231
200	Universal Health Services, Inc., Term Loan B, 4.00%, due 11/15/16	199
		8,482

See Notes to Schedule of Investments	60

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Home Furnishings (0.1%)
$320	National Bedding Co., LLC, Second Lien Term Loan, 5.31%, due 2/28/14	$307

Industrial Equipment (0.3%)
753	Husky Injection Molding Systems Ltd., Senior Term Loan B, 6.50%, due 7/2/18	749
650	NES Rentals Holdings, Inc., Second Lien Term Loan, 10.00%, due 7/20/13	610
320	Terex Corp., Term Loan B, 5.50%, due 4/28/17	319
		1,678
Insurance (0.1%)
300	Sedgwick CMS Holdings, Inc., Term Loan, 5.00%, due 12/31/16	292

Leisure Goods - Activities - Movies (0.2%)
193	LodgeNet Entertainment Corp., Term Loan, 6.50%, due 4/4/14	167
484	Six Flags Theme Parks, Inc., Term Loan B, 5.25%, due 6/30/16	485
638	Summit Entertainment LLC, Term Loan, 7.50%, due 9/7/16	612
		1,264
Lodging & Casinos (0.2%)
340	Caesars Entertainment Operating Co., Term Loan B2, 3.24%, due 1/28/15	299
296	Caesars Entertainment Operating Co., Term Loan B4, 9.50%, due 10/31/16	299
304	City Center Holdings, LLC, Term Loan, 7.50%, due 1/21/15	302
		900
Nonferrous Metals - Minerals (0.2%)
870	Fairmount Minerals Ltd., Term Loan B, 5.25%, due 3/15/17	864

Oil & Gas (0.2%)
1,333	Frac Tech Int'l LLC, Term Loan B, 6.25%, due 5/6/16	1,322	¢^^

Publishing (0.8%)
861	Cengage Learning Acquisitions, Inc., Term Loan 1, 7.50%, due 7/3/14	822
631	Dex Media East LLC, Term Loan, 2.83%, due 10/24/14	324
466	Getty Images, Inc., Term Loan, 5.25%, due 11/7/16	465
972	Instant Web, Inc., Term Loan B, 3.62%, due 8/7/14	904
101	Instant Web, Inc., Term Loan DD, 3.62%, due 8/7/14	94
638	Interactive Data Corp., Term Loan B, 4.50%, due 2/11/18	633	¢^^
827	Postmedia Network, Inc., Term Loan C, 6.25%, due 7/13/16	809
450	Quad/Graphics, Inc., Term Loan B, 4.00%, due 7/26/18	447
		4,498
Radio & Television (0.8%)
437	Clear Channel Communications, Inc., Term Loan A, 3.65%, due 7/30/14	383
972	Clear Channel Communications, Inc., Term Loan B, 3.90%, due 1/29/16	760
1,110	Cumulus Media, Inc., Term Loan, 5.75%, due 9/16/18	1,096
500	Formula One Holdings, Term Loan, due 12/31/14	474	¢^^

See Notes to Schedule of Investments	61

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$568	Foxco Acquisition Sub, LLC, Term Loan B, 4.75%, due 7/14/15	$550
1,159	Univision Communications, Inc., Term Loan, 4.50%, due 3/31/17	1,052
		4,315
Retailers (except food & drug) (0.9%)
936	AMSCAN Holdings, Inc., Term Loan B, 6.75%, due 12/2/17	926
569	Bass Pro Group LLC, Term Loan, 5.25%, due 6/13/17	557
648	Gymboree Corp., Term Loan, 5.00%, due 2/23/18	606
803	Harbor Freight Tools USA, Inc., First Lien Term Loan, 6.50%, due 12/22/17	795
555	Michaels Stores, Inc., Term Loan B2, 4.88% – 4.94%, due 7/31/16	544
510	Neiman Marcus Group, Inc., Term Loan, 4.75%, due 5/16/18	496
369	ServiceMaster Co., Term Loan, 2.75%, due 7/24/14	352
35	ServiceMaster Co., Term Loan DD, 2.75%, due 7/24/14	33
421	Toys "R' Us-Delaware, Inc., Term Loan, 6.00%, due 9/1/16	414
		4,723
Surface Transport (0.1%)
560	Avis Budget Car Rental, LLC, Term Loan, due 9/22/18	562	¢^^

Utilities (0.3%)
200	Calpine Corp., Term Loan, due 4/1/18	198	¢^^
337	GenOn Energy, Inc., Term Loan B, 6.00%, due 9/20/17	336
13	Longview Power LLC, Letter of Credit, 3.88%, due 2/28/14	11
922	Longview Power LLC, Term Loan B, 6.13%, due 10/31/17	794	¢^^
625	TPF Generation Holdings LLC, Second Lien Term Loan C, 4.62%, due 12/15/14	577
		1,916
Total Bank Loan Obligations (Cost $74,525)		73,400

U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (5.0%)
2,945	U.S. Treasury Bonds, 6.88%, due 8/15/25	4,397
1,890	U.S. Treasury Bonds, 4.50%, due 2/15/36	2,344
6,192	U.S. Treasury Inflation Index Notes, 2.38%, due 1/15/17 & 1/15/25	7,749
6,866	U.S. Treasury Inflation Index Notes, 1.13%, due 1/15/21	7,549
155	U.S. Treasury Notes, 2.38%, due 10/31/14	164
2,125	U.S. Treasury Notes, 3.13%, due 1/31/17	2,345
2,320	U.S. Treasury Notes, 3.63%, due 8/15/19	2,634

Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $25,600)		27,182

Mortgage-Backed Securities (40.9%)

Collateralized Mortgage Obligations (1.3%)
2,028	Banc of America Funding Corp., Ser. 2006-G, Class 2A1, 0.47%, due 7/20/36	1,547	µØØ
598	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-AR4, Class 2A1, 2.69%, due 5/25/34	475	µ
1,377	JP Morgan Alternative Loan Trust, Ser. 2006-A5, Class 1A1, 0.42%, due 10/25/36	615	µØØ
1,935	JP Morgan Mortgage Acquisition Corp., Ser. 2007-HE1, Class AF1, 0.36%, due 3/25/47	1,264	µ
2,802	JP Morgan Mortgage Trust, Ser. 2005-A3, Class 6A5, 2.71%, due 6/25/35	2,086	µ
1,330	MortgageIT Trust, Ser. 2005-3, Class A1, 0.56%, due 8/25/35	963	µ
239	WaMu Mortgage Pass-Through Certificates, Ser. 2006-AR10, Class 1A1, 5.89%, due 9/25/36	168	µ
		7,118

See Notes to Schedule of Investments	62

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Commercial Mortgage-Backed (12.5%)

$1,089	Banc of America Commercial Mortgage, Inc., Ser. 2006-3, Class A4, 5.89%, due 7/10/44	$1,200	µØØ
600	Banc of America Commercial Mortgage, Inc., Ser. 2006-6, Class A4, 5.36%, due 10/10/45	635	ØØ
700	Banc of America Commercial Mortgage, Inc., Ser. 2006-5, Class A4, 5.41%, due 9/10/47	753	ØØ
435	Banc of America Commercial Mortgage, Inc., Ser. 2007-1, Class A4, 5.45%, due 1/15/49	467	ØØ
1,750	Banc of America Commercial Mortgage, Inc., Ser. 2007-3, Class A4, 5.80%, due 6/10/49	1,847	µØØ
2,025	Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW15, Class A4, 5.33%, due 2/11/44	2,108	ØØ
550	Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW17, Class A4, 5.69%, due 6/11/50	599	µØØ
1,160	Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2007-CD5, Class A4, 5.89%, due 11/15/44	1,263	µØØ
2,500	Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2007-CD4, Class A4, 5.32%, due 12/11/49	2,618	ØØ
3,000	Commercial Mortgage Loan Trust, Ser. 2008-LS1, Class A4B, 6.21%, due 12/10/49	3,198	µØØ
500	Commercial Mortgage Pass-Through Certificates, Ser. 2006-C8, Class A4, 5.31%, due 12/10/46	536	ØØ
2,000	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C3, Class A4, 5.90%, due 6/15/39	2,098	µØØ
1,060	Credit Suisse Mortgage Capital Certificates, Ser. 2006-C4, Class A3, 5.47%, due 9/15/39	1,121	ØØ
2,000	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C4, Class A4, 5.97%, due 9/15/39	2,073	µØØ
400	Credit Suisse Mortgage Capital Certificates, Ser. 2006-C5, Class A3, 5.31%, due 12/15/39	424	ØØ
715	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C5, Class A4, 5.70%, due 9/15/40	740	µØØ
2,925	CWCapital Cobalt Ltd., Ser. 2007-C3, Class A4, 6.01%, due 5/15/46	3,106	µØØ
536	CWCapital Cobalt Ltd., Ser. 2007-C2, Class A2, 5.33%, due 4/15/47	546	ØØ
500	CWCapital Cobalt Ltd., Ser. 2007-C2, Class A3, 5.48%, due 4/15/47	529	µØØ
1,208	DBUBS Mortgage Trust, Ser. 2011-LC1A, Class A1, 3.74%, due 11/10/46	1,258	ñØØ
3,500	Greenwich Capital Commercial Funding Corp., Ser. 2007-GG9, Class A4, 5.44%, due 3/10/39	3,735	ØØ
4,000	Greenwich Capital Commercial Funding Corp., Ser. 2007-GG11, Class A4, 5.74%, due 12/10/49	4,238	ØØ
1,000	GS Mortgage Securities Corp. II, Ser. 2006-GG6, Class A4, 5.55%, due 4/10/38	1,078	µØØ
500	GS Mortgage Securities Corp. II, Ser. 2005-GG4, Class A3, 4.61%, due 7/10/39	505	ØØ
700	GS Mortgage Securities Corp. II, Ser. 2005-GG4, Class A4, 4.76%, due 7/10/39	747	ØØ
730	GS Mortgage Securities Corp. II, Ser. 2011-GC3, Class A4, 4.75%, due 3/10/44	761	ñØØ
3,640	GS Mortgage Securities Corp. II, Ser. 2007-GG10, Class A4, 5.98%, due 8/10/45	3,876	µØØ
1,000	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-CB15, Class A4, 5.81%, due 6/12/43	1,080	µ
2,450	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP9, Class A3, 5.34%, due 5/15/47	2,584	ØØ
1,725	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB18, Class A4, 5.44%, due 6/12/47	1,817	ØØ
2,000	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LDPX, Class A3, 5.42%, due 1/15/49	2,125	ØØ
3,000	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD11, Class A4, 6.00%, due 6/15/49	3,169	µØØ
1,610	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB20, Class A4, 5.79%, due 2/12/51	1,751	µØØ
1,684	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB20, Class A3, 5.82%, due 2/12/51	1,793	ØØ
2,450	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD12, Class A4, 5.88%, due 2/15/51	2,625	µØØ
2,488	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-5, Class A4, 5.38%, due 8/12/48	2,577	ØØ
2,300	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-7, Class A4, 5.81%, due 6/12/50	2,414	µØØ
2,350	Morgan Stanley Capital I, Ser. 2005-WMC1, Class M2, 0.98%, due 1/25/35	1,840	µØØ
900	Morgan Stanley Capital I, Ser. 2007-IQ16, Class A4, 5.81%, due 12/12/49	982
400	Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C19, Class A5, 4.66%, due 5/15/44	406
1,243	Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C31, Class A4, 5.51%, due 4/15/47	1,291
		68,513
Fannie Mae (10.2%)
177	Pass-Through Certificates, 5.00%, due 8/1/33 – 5/1/37	190
4,409	Pass-Through Certificates, 5.50%, due 7/1/33 – 1/1/39	4,791	ØØ
3,182	Pass-Through Certificates, 6.00%, due 9/1/33 – 9/1/40	3,495

See Notes to Schedule of Investments	63

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$3	Pass-Through Certificates, 6.50%, due 9/1/32	$3
8	Pass-Through Certificates, 7.00%, due 7/1/29	10
2	Pass-Through Certificates, 7.50%, due 12/1/32	2
688	Pass-Through Certificates, 4.00%, due 10/1/39 – 10/1/40	716
398	Pass-Through Certificates, 4.50%, due 5/1/41	422
3,220	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	3,347	Ø
5,230	Pass-Through Certificates, 4.50%, TBA, 30 Year Maturity	5,530	Ø
34,475	Pass-Through Certificates, 5.00%, TBA, 30 Year Maturity	37,082	Ø
30	Pass-Through Certificates, 6.00%, TBA, 30 Year Maturity	33	Ø
		55,621
Freddie Mac (16.9%)
2,795	Federal Home Loan Bank, Bonds, 5.50%, due 7/15/36	3,518
29,769	Pass-Through Certificates, 4.00%, due 9/1/39 – 1/1/41	30,931
12,301	Pass-Through Certificates, 4.50%, due 8/1/18 & 7/1/41	12,983
1,367	Pass-Through Certificates, 5.00%, due 5/1/18 – 8/1/39	1,468
6,012	Pass-Through Certificates, 5.50%, due 9/1/17 – 5/1/40	6,505	ØØ
102	Pass-Through Certificates, 6.00%, due 4/1/17 – 9/1/38	111
1	Pass-Through Certificates, 6.50%, due 3/1/16	1
2	Pass-Through Certificates, 7.00%, due 6/1/32	2
9,180	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	9,514	Ø
24,975	Pass-Through Certificates, 4.50%, TBA, 30 Year Maturity	26,333	Ø
730	Pass-Through Certificates, 5.00%, TBA, 30 Year Maturity	783	Ø
390	Pass-Through Certificates, 5.50%, TBA, 30 Year Maturity	421	Ø
		92,570
Government National Mortgage Association (0.0%)
3	Pass-Through Certificates, 6.50%, due 7/15/32	4
3	Pass-Through Certificates, 7.00%, due 8/15/32	3
		7
Total Mortgage-Backed Securities (Cost $216,056)		223,829

Corporate Debt Securities (38.8%)

Aerospace & Defense (0.5%)
529	AWAS Aviation Capital Ltd., Senior Secured Notes, 7.00%, due 10/17/16	526	ñ
375	BE Aerospace, Inc., Senior Unsecured Notes, 8.50%, due 7/1/18	410	ØØ
1,680	Lockheed Martin Corp., Senior Unsecured Notes, 3.35%, due 9/15/21	1,693	ØØ
		2,629
Agriculture (0.6%)
1,065	Lorillard Tobacco Co., Guaranteed Notes, 3.50%, due 8/4/16	1,069	ØØ
2,010	Lorillard Tobacco Co., Guaranteed Notes, 8.13%, due 6/23/19	2,422	ØØ
		3,491
Airlines (1.5%)
1,570	Continental Airlines, Inc., Senior Secured Notes, 6.75%, due 9/15/15	1,574	ñØØ
447	Continental Airlines, Inc., Pass-Through Certificates, Ser. 2009-2, Class A, 7.25%, due 11/10/19	479
2,635	Continental Airlines, Inc., Pass-Through Certificates, Ser. 2010-1, Class A, 4.75%, due 1/12/21	2,608	ØØ
595	Continental Airlines, Inc., Pass-Through Certificates, Ser. 2007-1, Class A, 5.98%, due 4/19/22	607	ØØ
455	Delta Air Lines, Inc., Senior Secured Notes, 9.50%, due 9/15/14	482	ñØØ

See Notes to Schedule of Investments	64

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$490	Delta Air Lines, Inc., Pass-Through Certificates, Ser. 2010-1, Class A, 6.20%, due 7/2/18	$515	ØØ
1,080	Delta Air Lines, Inc., Pass-Through Certificates, Ser. 2009-1, Class A, 7.75%, due 12/17/19	1,161	ØØ
265	Delta Air Lines, Inc., Pass-Through Certificates, Ser. 2007-1, Class A, 6.82%, due 8/10/22	267	ØØ
250	United Air Lines, Inc., Senior Secured Notes, 9.88%, due 8/1/13	262	ñ
		7,955
Auto Loans (0.4%)
145	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 8.00%, due 12/15/16	167	ØØ
620	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 6.63%, due 8/15/17	680	ØØ
942	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 8.13%, due 1/15/20	1,143	ØØ
		1,990
Automakers (0.5%)
760	Chrysler Group LLC, Senior Secured Notes, 8.00%, due 6/15/19	699	ñ
240	Ford Holdings, Inc., Guaranteed Notes, 9.30%, due 3/1/30	317
650	Ford Motor Co., Senior Unsecured Notes, 7.45%, due 7/16/31	773	ØØ
145	Ford Motor Co., Senior Unsecured Notes, 9.98%, due 2/15/47	185
480	Navistar Int'l Corp., Guaranteed Notes, 8.25%, due 11/1/21	522	ØØ
		2,496
Banking (4.9%)
235	Ally Financial, Inc., Guaranteed Notes, 8.30%, due 2/12/15	247
1,175	Ally Financial, Inc., Guaranteed Notes, 6.25%, due 12/1/17	1,160	ØØ
550	Ally Financial, Inc., Guaranteed Notes, 8.00%, due 3/15/20	566	ØØ
2,060	Bank of America Corp., Senior Unsecured Notes, 4.50%, due 4/1/15	2,034	ØØ
895	Bank of America Corp., Senior Unsecured Notes, 4.75%, due 8/1/15	895
2,940	Bank of America Corp., Senior Unsecured Notes, 5.63%, due 7/1/20	2,832	ØØ
1,620	Bank of America Corp., Senior Unsecured Medium-Term Notes, 5.00%, due 5/13/21	1,521	ØØ
1,400	Citigroup, Inc., Senior Unsecured Notes, 5.50%, due 4/11/13	1,453	ØØ
1,650	Citigroup, Inc., Senior Unsecured Notes, 6.13%, due 11/21/17	1,817	ØØ
2,855	Goldman Sachs Group, Inc., Subordinated Notes, 6.75%, due 10/1/37	2,743	ØØ
885	JP Morgan Chase Capital XVII, Limited Guaranteed Notes, Ser. Q, 5.85%, due 8/1/35	873
2,185	Morgan Stanley, Senior Unsecured Notes, 3.45%, due 11/2/15	2,117	ØØ
1,085	Morgan Stanley, Senior Unsecured Notes, 3.80%, due 4/29/16	1,050	ØØ
5,110	Morgan Stanley, Senior Unsecured Global Medium-Term Notes, Ser. F, 5.63%, due 9/23/19	5,046	ØØ
555	Morgan Stanley, Senior Unsecured Notes, 5.50%, due 7/28/21	542	ØØ
2,040	Royal Bank of Canada, Senior Notes, 1.45%, due 10/30/14	2,049
		26,945
Beverages (0.0%)
190	Constellation Brands, Inc., Guaranteed Notes, 7.25%, due 9/1/16	208

Building & Construction (0.1%)
405	Shea Homes L.P., Senior Secured Notes, 8.63%, due 5/15/19	366	ñ
350	Standard Pacific Corp., Guaranteed Notes, 8.38%, due 5/15/18	338
		704
Building Materials (0.3%)
265	Masco Corp., Senior Unsecured Notes, 6.13%, due 10/3/16	267	ØØ
245	Ply Gem Industries, Inc., Senior Secured Notes, 8.25%, due 2/15/18	231	ØØ

See Notes to Schedule of Investments	65

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$500	USG Corp., Guaranteed Notes, 9.75%, due 8/1/14	$498	ñØØ
430	USG Corp., Guaranteed Notes, 8.38%, due 10/15/18	385	ñØØ
		1,381
Chemicals (0.5%)
315	CF Industries, Inc., Guaranteed Notes, 6.88%, due 5/1/18	359
210	Hexion US Finance Corp., Senior Secured Notes, 8.88%, due 2/1/18	207
395	Lyondell Chemical Co., Senior Secured Notes, 8.00%, due 11/1/17	445
280	Nalco Co., Senior Notes, 8.25%, due 5/15/17	311
1,380	The Dow Chemical Co., Senior Unsecured Notes, 4.25%, due 11/15/20	1,419	ØØ
		2,741
Computer Hardware (0.1%)
270	Seagate HDD Cayman, Guaranteed Notes, 7.00%, due 11/1/21	265	ñ

Computers (0.4%)
2,240	Hewlett-Packard Co., Senior Unsecured Notes, 2.35%, due 3/15/15	2,283

Consumer - Commercial Lease Financing (1.5%)
705	CIT Group, Inc., Secured Notes, Ser. C, 5.25%, due 4/1/14	701	ñ
185	CIT Group, Inc., Secured Notes, 7.00%, due 5/1/16	185
2,190	CIT Group, Inc., Secured Notes, 7.00%, due 5/2/16	2,185	ñ
400	CIT Group, Inc., Secured Notes, 7.00%, due 5/1/17	400	ØØ
474	CIT Group, Inc., Secured Notes, 7.00%, due 5/2/17	473	ñ
60	CIT Group, Inc., Secured Notes, 6.63%, due 4/1/18	63	ñ
685	Int'l Lease Finance Corp., Senior Unsecured Medium-Term Notes, Ser. R, 6.63%, due 11/15/13	687
335	Int'l Lease Finance Corp., Senior Unsecured Medium-Term Notes, Ser. R, 5.65%, due 6/1/14	322
920	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.63%, due 9/15/15	966
305	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.75%, due 3/15/17	321
625	Int'l Lease Finance Corp., Senior Secured Notes, 7.13%, due 9/1/18	645	ñ
355	Int'l Lease Finance Corp., Senior Unsecured Notes, 6.25%, due 5/15/19	334
325	SLM Corp., Senior Medium-Term Notes, 6.25%, due 1/25/16	325
285	SLM Corp., Senior Unsecured Medium-Term Notes, Ser. A, 8.45%, due 6/15/18	302
675	Springleaf Finance Corp., Senior Unsecured Medium-Term Notes, Ser. J, 6.90%, due 12/15/17	515
		8,424
Department Stores (0.1%)
210	JC Penney Co., Inc., Senior Unsecured Notes, 5.65%, due 6/1/20	198
265	Sears Holdings Corp., Secured Notes, 6.63%, due 10/15/18	228
		426
Diversified Financial Services (2.1%)
730	American Express Credit Corp., Senior Unsecured Medium-Term Notes, Ser. D, 5.13%, due 8/25/14	793	ØØ
1,465	American Honda Finance Corp., Senior Notes, 1.85%, due 9/19/14	1,482	ñ
1,430	ERAC USA Finance LLC, Senior Notes, 4.50%, due 8/16/21	1,461	ñØØ
3,175	General Electric Capital Corp., Senior Unsecured Notes, 5.90%, due 5/13/14	3,491	ØØ
1,725	General Electric Capital Corp., Senior Unsecured Medium-Term Notes, 4.65%, due 10/17/21	1,777
1,195	Merrill Lynch & Co., Inc., Subordinated Notes, 6.05%, due 5/16/16	1,177

See Notes to Schedule of Investments	66

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$300	PSALM Corp., Guaranteed Notes, 7.39%, due 12/2/24	$359
950	Toyota Motor Credit Corp., Senior Unsecured Medium-Term Notes, 2.00%, due 9/15/16	954
		11,494
Electric (0.4%)
1,645	Comision Federal de Electricidad, Senior Unsecured Notes, 4.88%, due 5/26/21	1,678	ñØØ
630	Dominion Resources, Inc., Senior Unsecured Notes, Ser. C, 4.90%, due 8/1/41	689
		2,367
Electric - Generation (0.8%)
270	Calpine Construction Finance Co. L.P., Senior Secured Notes, 8.00%, due 6/1/16	288	ñ
980	Calpine Corp., Senior Secured Notes, 7.25%, due 10/15/17	1,019	ñØØ
60	Mirant Mid-Atlantic Trust, Pass-Through Certificates, Ser. A, 8.63%, due 6/30/12	61
1,060	NRG Energy, Inc., Guaranteed Notes, 7.63%, due 1/15/18	1,073	ñ
860	NRG Energy, Inc., Guaranteed Notes, 7.88%, due 5/15/21	869	ñ
890	RRI Energy, Inc., Senior Unsecured Notes, 7.63%, due 6/15/14	908
		4,218
Electric - Integrated (0.7%)
2,530	CMS Energy Corp., Senior Unsecured Notes, 2.75%, due 5/15/14	2,496	ØØ
300	Dolphin Subsidiary II, Inc., Senior Unsecured Notes, 6.50%, due 10/15/16	324	ñ
255	Dolphin Subsidiary II, Inc., Senior Unsecured Notes, 7.25%, due 10/15/21	273	ñ
180	IPALCO Enterprises, Inc., Senior Secured Notes, 7.25%, due 4/1/16	198	ñ
525	IPALCO Enterprises, Inc., Senior Secured Notes, 5.00%, due 5/1/18	533	ñ
		3,824
Electronics (0.2%)
225	Freescale Semiconductor, Inc., Senior Secured Notes, 9.25%, due 4/15/18	244	ñØØ
625	NXP BV Funding LLC, Senior Secured Notes, 9.75%, due 8/1/18	687	ñØØ
		931
Energy - Exploration & Production (1.5%)
50	Chesapeake Energy Corp., Guaranteed Notes, 7.63%, due 7/15/13	54
1,130	Chesapeake Energy Corp., Guaranteed Notes, 6.88%, due 8/15/18	1,212
60	Chesapeake Energy Corp., Guaranteed Notes, 6.63%, due 8/15/20	65
360	Chesapeake Energy Corp., Guaranteed Notes, 6.13%, due 2/15/21	377
460	Cimarex Energy Co., Guaranteed Notes, 7.13%, due 5/1/17	478
100	Denbury Resources, Inc., Guaranteed Notes, 8.25%, due 2/15/20	111
510	EXCO Resources, Inc., Guaranteed Notes, 7.50%, due 9/15/18	505
290	Forest Oil Corp., Guaranteed Notes, 7.25%, due 6/15/19	297
595	Linn Energy LLC, Guaranteed Notes, 8.63%, due 4/15/20	656
185	Linn Energy LLC, Guaranteed Notes, 7.75%, due 2/1/21	198
385	Newfield Exploration Co., Senior Subordinated Notes, 6.63%, due 4/15/16	396
1,605	Nexen, Inc., Senior Unsecured Notes, 6.40%, due 5/15/37	1,726	ØØ
255	Petrohawk Energy Corp., Guaranteed Notes, 7.25%, due 8/15/18	292
95	Petrohawk Energy Corp., Guaranteed Notes, 6.25%, due 6/1/19	107
505	Pioneer Natural Resources Co., Guaranteed Notes, 5.88%, due 7/15/16	536
160	Plains Exploration & Production Co., Guaranteed Notes, 7.63%, due 6/1/18	171
345	Plains Exploration & Production Co., Guaranteed Notes, 6.63%, due 5/1/21	359
165	Quicksilver Resources, Inc., Guaranteed Notes, 11.75%, due 1/1/16	186

See Notes to Schedule of Investments	67

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$345	SandRidge Energy, Inc., Guaranteed Notes, 8.00%, due 6/1/18	$345	ñ
135	SandRidge Energy, Inc., Guaranteed Notes, 7.50%, due 3/15/21	130	ñ
		8,201
Food (1.3%)
1,925	Grupo Bimbo SAB de CV, Guaranteed Notes, 4.88%, due 6/30/20	2,015	ñØØ
1,565	Kraft Foods, Inc., Senior Unsecured Notes, 6.50%, due 2/9/40	2,000	ØØ
3,090	Sigma Alimentos S.A. de CV, Guaranteed Notes, 5.63%, due 4/14/18	3,144	ñØØ
		7,159
Food & Drug Retailers (0.6%)
2,330	CVS Caremark Corp., Senior Unsecured Notes, 5.75%, due 5/15/41	2,693	ØØ
215	Rite Aid Corp., Senior Secured Notes, 9.75%, due 6/12/16	236
440	SUPERVALU, Inc., Senior Unsecured Notes, 8.00%, due 5/1/16	462
		3,391
Gaming (0.6%)
655	CityCenter Holdings LLC, Senior Secured Notes, 7.63%, due 1/15/16	681	ñ
465	FireKeepers Development Authority, Senior Secured Notes, 13.88%, due 5/1/15	530	ñ
635	MGM Mirage, Inc., Senior Secured Notes, 11.13%, due 11/15/17	721	ØØ
315	MGM Mirage, Inc., Senior Secured Notes, 9.00%, due 3/15/20	348
175	San Pasqual Casino Development Group, Inc., Notes, 8.00%, due 9/15/13	174	ñ
195	Seminole Indian Tribe of Florida, Notes, 7.75%, due 10/1/17	203	ñ
410	Wynn Las Vegas LLC, 1st Mortgage, 7.88%, due 11/1/17	449
		3,106
Gas Distribution (0.8%)
310	El Paso Corp., Senior Unsecured Notes, 7.00%, due 6/15/17	347
90	El Paso Corp., Senior Unsecured Global Medium-Term Notes, 7.75%, due 1/15/32	104
320	El Paso Energy Corp., Senior Unsecured Global Medium-Term Notes, 7.80%, due 8/1/31	366
610	Energy Transfer Equity L.P., Senior Secured Notes, 7.50%, due 10/15/20	659	ØØ
475	Enterprise Products Operating LLC, Guaranteed Notes, 5.95%, due 2/1/41	542	ØØ
350	Ferrellgas L.P., Senior Unsecured Notes, 9.13%, due 10/1/17	371	ØØ
350	Inergy L.P., Guaranteed Notes, 7.00%, due 10/1/18	352
680	Kinder Morgan Finance Co., Guaranteed Notes, 5.70%, due 1/5/16	695
590	MarkWest Energy Partners L.P., Guaranteed Notes, Ser. B, 8.75%, due 4/15/18	664	ØØ
230	Regency Energy Partners L.P., Guaranteed Notes, 6.88%, due 12/1/18	243
		4,343
Health Care (0.1%)
715	HCP, Inc., Senior Unsecured Notes, 5.38%, due 2/1/21	734

Health Facilities (0.5%)
80	Columbia Healthcare Corp., Senior Unsecured Notes, 7.50%, due 12/15/23	76
415	HCA, Inc., Senior Secured Notes, 8.50%, due 4/15/19	457
1,110	HCA, Inc., Senior Secured Notes, 6.50%, due 2/15/20	1,163
95	Kindred Healthcare, Inc., Guaranteed Notes, 8.25%, due 6/1/19	84	ñ
550	OMEGA Healthcare Investors, Inc., Guaranteed Notes, 6.75%, due 10/15/22	555

See Notes to Schedule of Investments	68

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$240	Tenet Healthcare Corp., Senior Secured Notes, 10.00%, due 5/1/18	$275
165	Tenet Healthcare Corp., Senior Secured Notes, 8.88%, due 7/1/19	186
		2,796
Healthcare - Services (0.3%)
1,550	Coventry Health Care, Inc., Senior Unsecured Notes, 5.45%, due 6/15/21	1,699	ØØ

Hotels (0.3%)
220	Host Hotels & Resorts L.P., Guaranteed Notes, 6.88%, due 11/1/14	223
520	Host Hotels & Resorts L.P., Guaranteed Notes, Ser. Q, 6.75%, due 6/1/16	538
580	Starwood Hotels & Resorts Worldwide, Inc., Senior Unsecured Notes, 6.75%, due 5/15/18	644	ØØ
400	Wyndham Worldwide Corp., Senior Unsecured Notes, 6.00%, due 12/1/16	423
		1,828
Industrial (0.3%)
1,305	Husky Energy, Inc., Senior Unsecured Notes, 5.90%, due 6/15/14	1,432	ØØ

Insurance (1.7%)
1,805	Hartford Financial Services Group, Inc., Senior Unsecured Notes, 5.38%, due 3/15/17	1,861	ØØ
1,050	Hartford Financial Services Group, Inc., Senior Unsecured Notes, 6.30%, due 3/15/18	1,096	ØØ
1,830	Lincoln National Corp., Senior Unsecured Notes, 4.85%, due 6/24/21	1,805	ØØ
1,650	Nationwide Financial Services, Inc., Senior Unsecured Notes, 5.38%, due 3/25/21	1,644	ñØØ
1,595	PPL WEM Holdings PLC, Senior Unsecured Notes, 3.90%, due 5/1/16	1,658	ñØØ
1,395	Prudential Financial, Inc., Senior Unsecured Medium-Term Notes, Ser. D, 3.88%, due 1/14/15	1,458	ØØ
		9,522
Investments & Misc. Financial Services (0.2%)
830	Icahn Enterprises L.P., Guaranteed Notes, 7.75%, due 1/15/16	851	ØØ
355	Icahn Enterprises L.P., Guaranteed Notes, 8.00%, due 1/15/18	361
		1,212
Leisure (0.1%)
270	Cedar Fair L.P., Guaranteed Notes, 9.13%, due 8/1/18	293

Machinery (0.2%)
715	Case New Holland, Inc., Guaranteed Notes, 7.88%, due 12/1/17	806
320	The Manitowoc Co., Inc., Guaranteed Notes, 8.50%, due 11/1/20	333
		1,139
Media (3.1%)
825	DirecTV Holdings LLC, Guaranteed Notes, 5.00%, due 3/1/21	903	ØØ
1,800	DirecTV Holdings LLC, Guaranteed Notes, 6.00%, due 8/15/40	2,052	ØØ
1,535	NBC Universal Media LLC, Senior Unsecured Notes, 4.38%, due 4/1/21	1,632
1,190	NBC Universal Media LLC, Senior Unsecured Notes, 6.40%, due 4/30/40	1,450
2,050	News America, Inc., Guaranteed Notes, 4.50%, due 2/15/21	2,141	ØØ
3,050	Time Warner Cable, Inc., Guaranteed Notes, 6.75%, due 7/1/18	3,633	ØØ

See Notes to Schedule of Investments	69

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$345	Time Warner Cable, Inc., Guaranteed Notes, 8.75%, due 2/14/19	$449	ØØ
1,905	Time Warner Cable, Inc., Guaranteed Notes, 5.50%, due 9/1/41	2,048
1,365	Time Warner, Inc., Guaranteed Notes, 6.10%, due 7/15/40	1,576	ØØ
990	Time Warner, Inc., Guaranteed Notes, 5.38%, due 10/15/41	1,044
		16,928
Media - Broadcast (0.3%)
140	AMC Networks, Inc., Guaranteed Notes, 7.75%, due 7/15/21	152	ñ
650	Univision Communications, Inc., Senior Secured Notes, 6.88%, due 5/15/19	634	ñ
135	XM Satellite Radio, Inc., Guaranteed Notes, 13.00%, due 8/1/13	153	ñ
850	XM Satellite Radio, Inc., Guaranteed Notes, 7.63%, due 11/1/18	916	ñ
		1,855
Media - Cable (1.3%)
350	CCO Holdings LLC, Guaranteed Notes, 7.25%, due 10/30/17	366
60	CCO Holdings LLC, Guaranteed Notes, 7.00%, due 1/15/19	62
585	CCO Holdings LLC, Guaranteed Notes, 8.13%, due 4/30/20	633
280	CCO Holdings LLC, Guaranteed Notes, 6.50%, due 4/30/21	280
765	Cequel Communications Holdings I LLC/Cequel Capital Corp., Senior Unsecured Notes, 8.63%, due 11/15/17	799	ñ
135	Charter Communications LLC, Senior Secured Second Lien Notes, 8.00%, due 4/30/12	138	ñ
135	CSC Holdings LLC, Senior Unsecured Notes, 8.50%, due 4/15/14	148
405	CSC Holdings LLC, Senior Secured Notes, 6.75%, due 11/15/21	405	Ø
925	CSC Holdings, Inc., Senior Unsecured Notes, 8.50%, due 6/15/15	1,004
310	DISH DBS Corp., Guaranteed Notes, 7.75%, due 5/31/15	333
210	DISH DBS Corp., Guaranteed Notes, 6.75%, due 6/1/21	217
475	UPC Holding BV, Senior Secured Notes, 9.88%, due 4/15/18	517	ñ
555	Videotron Ltee, Guaranteed Notes, 9.13%, due 4/15/18	611
375	Virgin Media Finance PLC, Guaranteed Notes, Ser.1, 9.50%, due 8/15/16	418
485	Virgin Media Finance PLC, Guaranteed Notes, 8.38%, due 10/15/19	540
570	Virgin Media Secured Finance PLC, Senior Secured Notes, 6.50%, due 1/15/18	614
		7,085
Media - Services (0.3%)
590	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 9.25%, due 12/15/17	640
210	Lamar Media Corp., Guaranteed Notes, 9.75%, due 4/1/14	231
115	Lamar Media Corp., Guaranteed Notes, 6.63%, due 8/15/15	116
530	WM Finance Corp., Senior Secured Notes, 9.50%, due 6/15/16	562
25	WMG Acquisition Corp., Senior Secured Notes, 9.50%, due 6/15/16	26	ñ
		1,575
Medical Products (0.2%)
210	Fresenius Medical Care US Finance, Inc., Guaranteed Notes, 6.50%, due 9/15/18	220	ñ
485	LVB Acquisition, Inc., Guaranteed Notes, 10.00%, due 10/15/17	524
275	LVB Acquisition, Inc., Guaranteed Notes, 10.38%, due 10/15/17	297	c
		1,041
Metals - Mining Excluding Steel (0.4%)
555	Arch Coal, Inc., Guaranteed Notes, 8.75%, due 8/1/16	606	ØØ
360	Arch Western Finance LLC, Senior Secured Notes, 6.75%, due 7/1/13	364

See Notes to Schedule of Investments	70

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$650	FMG Resources (August 2006) Pty Ltd., Guaranteed Notes, 7.00%, due 11/1/15	$650	ñØØ
400	Peabody Energy Corp., Guaranteed Notes, 7.38%, due 11/1/16	438
		2,058
Miscellaneous Manufacturer (0.1%)
755	Tyco Int'l Finance S.A., Guaranteed Notes, 3.75%, due 1/15/18	795

Office - Business Equipment (0.2%)
1,110	Xerox Corp., Senior Unsecured Notes, 4.50%, due 5/15/21	1,156

Oil & Gas (0.6%)
1,175	Anadarko Petroleum Corp., Senior Unsecured Notes, 5.95%, due 9/15/16	1,350
1,335	BP Capital Markets PLC, Guaranteed Notes, 3.56%, due 11/1/21	1,354
300	Pemex Project Funding Master Trust, Guaranteed Notes, 5.75%, due 3/1/18	330
350	Pemex Project Funding Master Trust, Guaranteed Notes, 6.63%, due 6/15/38	381
		3,415
Packaging (0.6%)
450	Ball Corp., Guaranteed Notes, 7.13%, due 9/1/16	487	ØØ
310	Ball Corp., Guaranteed Notes, 6.63%, due 3/15/18	319
210	Berry Plastics Corp., Secured Floating Rate Notes, 4.22%, due 9/15/14	196	µ
335	Crown Americas LLC, Guaranteed Notes, 7.63%, due 5/15/17	363
385	Owens-Brockway Glass Container, Inc., Guaranteed Notes, 7.38%, due 5/15/16	418
480	Reynolds Group Issuer, Inc., Senior Secured Notes, 7.13%, due 4/15/19	490	ñØØ
635	Reynolds Group Issuer, Inc., Senior Secured Notes, 7.88%, due 8/15/19	664	ñØØ
250	Reynolds Group Issuer, Inc., Senior Secured Notes, 6.88%, due 2/15/21	252	ñØØ
		3,189
Pharmaceuticals (0.3%)
265	Endo Pharmaceuticals Holdings, Inc., Guaranteed Notes, 7.00%, due 7/15/19	286	ñ
310	Mylan, Inc., Guaranteed Notes, 7.63%, due 7/15/17	343	ñ
160	Mylan, Inc., Guaranteed Notes, 7.88%, due 7/15/20	179	ñ
205	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.50%, due 7/15/16	205	ñ
210	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.75%, due 10/1/17	210	ñ
470	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.88%, due 12/1/18	468	ñ
		1,691
Printing & Publishing (0.3%)
785	Gannett Co., Inc., Guaranteed Notes, 7.13%, due 9/1/18	756
450	Gannett Co., Inc., Guaranteed Notes, 9.38%, due 11/15/17	486	ØØ
550	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 7.25%, due 5/15/18	536	ØØ
		1,778
Real Estate Investment Trusts (0.3%)
1,505	Health Care REIT, Inc., Senior Unsecured Notes, 5.25%, due 1/15/22	1,439
330	Simon Property Group L.P., Senior Unsecured Notes, 10.35%, due 4/1/19	449
		1,888

See Notes to Schedule of Investments	71

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Software (0.2%)
$870	Fiserv, Inc., Guaranteed Notes, 3.13%, due 6/15/16	$884	ØØ

Software - Services (0.2%)
470	Fidelity National Information Services, Inc., Guaranteed Notes, 7.63%, due 7/15/17	511
160	Fidelity National Information Services, Inc., Guaranteed Notes, 7.88%, due 7/15/20	175
355	Lender Processing Services, Inc., Guaranteed Notes, 8.13%, due 7/1/16	350
		1,036
Specialty Retail (0.2%)
530	Toys "R" Us Property Co. I LLC, Guaranteed Notes, 10.75%, due 7/15/17	588	ØØ
475	Toys "R" Us-Delaware, Inc., Senior Secured Notes, 7.38%, due 9/1/16	482	ñØØ
		1,070
Steel Producers - Products (0.8%)
2,710	ArcelorMittal, Senior Unsecured Notes, 6.13%, due 6/1/18	2,784	ØØ
745	ArcelorMittal, Senior Unsecured Notes, 9.85%, due 6/1/19	884	ØØ
810	ArcelorMittal, Senior Unsecured Notes, 5.25%, due 8/5/20	786	ØØ
195	United States Steel Corp., Senior Unsecured Notes, 6.65%, due 6/1/37	146	ØØ
		4,600
Support - Services (0.3%)
375	Iron Mountain, Inc., Guaranteed Notes, 7.75%, due 10/1/19	389
265	Knowledge Learning Corp., Guaranteed Notes, 7.75%, due 2/1/15	254	ñ
90	NES Rentals Holdings, Inc., Secured Notes, 12.25%, due 4/15/15	77	ñ
300	RSC Equipment Rental, Inc., Senior Secured Notes, 10.00%, due 7/15/17	335	ñ
295	United Rentals N.A., Inc., Guaranteed Notes, 10.88%, due 6/15/16	333
135	West Corp., Guaranteed Notes, 8.63%, due 10/1/18	140
355	West Corp., Guaranteed Notes, 7.88%, due 1/15/19	360
		1,888
Telecom - Integrated Services (0.9%)
175	Citizens Communications Co., Senior Unsecured Notes, 6.25%, due 1/15/13	179	ØØ
580	Citizens Communications Co., Senior Unsecured Notes, 9.00%, due 8/15/31	568	ØØ
135	Frontier Communications Corp., Senior Unsecured Notes, 7.88%, due 4/15/15	143
495	GCI, Inc., Senior Unsecured Notes, 8.63%, due 11/15/19	531	ØØ
493	Intelsat Bermuda Ltd., Guaranteed Notes, 11.50%, due 2/4/17	493	cØØ
1,030	Intelsat Jackson Holdings Ltd., Guaranteed Notes, 8.50%, due 11/1/19	1,079	ØØ
153	PAETEC Holding Corp., Senior Secured Notes, 8.88%, due 6/30/17	165	ØØ
260	Qwest Capital Funding, Inc., Guaranteed Notes, 6.88%, due 7/15/28	230
330	U.S. West Communications Group, Senior Unsecured Notes, 6.88%, due 9/15/33	328
125	Windstream Corp., Guaranteed Notes, 8.13%, due 8/1/13	134	ØØ
640	Windstream Corp., Guaranteed Notes, 7.75%, due 10/15/20	669	ØØ
600	Windstream Corp., Guaranteed Notes, 7.75%, due 10/1/21	625	ØØ
		5,144
Telecom - Wireless (0.4%)
460	CC Holdings GS V LLC/Crown Castle GS III Corp., Senior Secured Notes, 7.75%, due 5/1/17	498	ñØØ
368	Cricket Communications, Inc., Senior Secured Notes, 7.75%, due 5/15/16	382	ØØ

See Notes to Schedule of Investments	72

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$270	Sprint Capital Corp., Guaranteed Notes, 6.90%, due 5/1/19	$225
960	Sprint Nextel Corp., Senior Unsecured Notes, 6.00%, due 12/1/16	835	ØØ
		1,940
Telecommunications (3.5%)
1,040	America Movil SAB de CV, Guaranteed Notes, 5.75%, due 1/15/15	1,153	ØØ
1,625	America Movil SAB de CV, Guaranteed Notes, 2.38%, due 9/8/16	1,622
525	America Movil SAB de CV, Guaranteed Notes, 5.00%, due 3/30/20	585	ØØ
635	AT&T, Inc., Senior Unsecured Notes, 4.45%, due 5/15/21	690	ØØ
2,320	AT&T, Inc., Senior Unsecured Notes, 3.88%, due 8/15/21	2,416
1,330	AT&T, Inc., Senior Unsecured Notes, 6.55%, due 2/15/39	1,665	ØØ
1,345	Qwest Communications Int'l, Inc., Guaranteed Notes, 7.13%, due 4/1/18	1,375	ØØ
2,785	Qwest Corp., Senior Unsecured Notes, 6.75%, due 12/1/21	2,959
225	Telecom Italia Capital S.A., Guaranteed Notes, 4.95%, due 9/30/14	222
1,760	Telefonica Emisiones SAU, Guaranteed Notes, 3.99%, due 2/16/16	1,732	ØØ
2,295	Telefonica Emisiones SAU, Guaranteed Notes, 5.46%, due 2/16/21	2,326	ØØ
1,450	Verizon Communications, Inc., Senior Unsecured Notes, 3.50%, due 11/1/21	1,463	Ø
755	Verizon Communications, Inc., Senior Unsecured Notes, 4.75%, due 11/1/41	773	Ø
		18,981
Transportation (0.2%)
810	CSX Corp., Senior Unsecured Notes, 4.75%, due 5/30/42	828

Total Corporate Debt Securities (Cost $207,326)		212,452

Asset-Backed Securities (3.3%)
3,480	Accredited Mortgage Loan Trust, Ser. 2005-4, Class A2D, 0.58%, due 12/25/35	1,943	µ
2,000	ACE Securities Corp., Ser. 2007-ASP2, Class A2D, 0.59%, due 6/25/37	843	µØØ
2,352	Asset Backed Securities Corp. Home Equity, Ser. 2004-HE5, Class M2, 1.51%, due 8/25/34	1,646	µ
1,166	Citigroup Mortgage Loan Trust, Inc., Ser. 2006-AMC1, Class A2B, 0.42%, due 9/25/36	407	µ
2,616	Credit-Based Asset Servicing and Securitization, Ser. 2006-CB3, Class AV3, 0.43%, due 3/25/36	1,815	µ
1,250	Fremont Home Loan Trust, Ser. 2004-2, Class M2, 1.88%, due 7/25/34	950	µ
1,491	GE-WMC Mortgage Securities LLC, Ser. 2005-2, Class A2C, 0.51%, due 12/25/35	1,044	µ
716	Morgan Stanley Home Equity Loan Trust, Ser. 2006-3, Class A3, 0.42%, due 4/25/36	363	µ
3,190	Nationstar Home Equity Loan Trust, Ser. 2007-A, Class AV3, 0.41%, due 3/25/37	2,176	µ
2,497	Residential Asset Mortgage Products, Inc., Ser. 2006-RS1, Class AI2, 0.49%, due 1/25/36	1,699	µ
1,540	Saxon Asset Securities Trust, Ser. 2004-2, Class MV1, 1.13%, due 8/25/35	1,081	µ
1,446	Soundview Home Equity Loan Trust, Ser. 2006-3, Class A3, 0.42%, due 11/25/36	752	µØØ
3,490	Structured Asset Investment Loan Trust, Ser. 2004-8, Class M1, 1.16%, due 9/25/34	2,100	µ
2,526	Wells Fargo Home Equity Trust, Ser. 2006-3, Class A2, 0.41%, due 1/25/37	1,444	µ

Total Asset-Backed Securities (Cost $20,190)		18,263

Government Securities (2.4%)

Quasi - Sovereign (0.5%)
430	Banco Nacional de Desenvolvimento Economico e Social, Senior Unsecured Notes, 5.50%, due 7/12/20	464
415	Bank of China (Hong Kong) Ltd., Subordinated Notes, 5.55%, due 2/11/20	424
200	Codelco, Inc., Senior Notes, 4.75%, due 10/15/14	214
150	Codelco, Inc., Unsecured Notes, 6.15%, due 10/24/36	179
100	Empresa Nacional del Petroleo, Unsecured Notes, 5.25%, due 8/10/20	105
100	KazMunayGaz National Co., Guaranteed Medium-Term Notes, 8.38%, due 7/2/13	107
150	KazMunayGaz National Co., Senior Unsecured Global Medium-Term Notes, Ser. 2, 9.13%, due 7/2/18	181

See Notes to Schedule of Investments	73

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$250	KazMunayGaz National Co., Senior Unsecured Notes, 6.38%, due 4/9/21	$266
120	Nak Naftogaz Ukraine, Gov't Guaranteed Notes, 9.50%, due 9/30/14	119
200	Petroleos de Venezuela SA, Guaranteed Notes, 5.25%, due 4/12/17	123
150	Petroleos de Venezuela SA, Guaranteed Notes, 5.38%, due 4/12/27	74
150	Petroliam Nasional Bhd, Unsubordinated Notes, 7.63%, due 10/15/26	206
200	Petronas Capital Ltd., Guaranteed Notes, 5.25%, due 8/12/19	226
		2,688
Sovereign (1.9%)
100	Arab Republic of Egypt, Senior Unsecured Notes, 6.88%, due 4/30/40	96
100	Dominican Republic, Senior Unsecured Notes, 7.50%, due 5/6/21	104
300	Federative Republic of Brazil, Senior Unsecured Notes, 7.88%, due 3/7/15	355
230	Federative Republic of Brazil, Senior Unsecured Notes, 5.63%, due 1/7/41	260
100	Gabonese Republic, Bonds, 8.20%, due 12/12/17	115
100	Lebanese Republic, Senior Unsecured Notes, 9.13%, due 3/12/13	108
300	Lebanese Republic, Unsubordinated Global Medium-Term Notes, 6.38%, due 3/9/20	316
200	Majapahit Holding BV, Guaranteed Notes, 7.25%, due 6/28/17	224
360	Majapahit Holding BV, Guaranteed Notes, 7.88%, due 6/29/37	418
150	Republic of Argentina, Senior Unsecured Notes, 8.75%, due 6/2/17	141
198	Republic of Argentina, Senior Unsecured Notes, 8.28%, due 12/31/33	155
80	Republic of Bulgaria, Unsubordinated Notes, 8.25%, due 1/15/15	91
300	Republic of Colombia, Senior Unsecured Notes, 8.25%, due 12/22/14	355
100	Republic of Colombia, Senior Unsecured Notes, 8.13%, due 5/21/24	136
250	Republic of Colombia, Senior Unsecured Notes, 6.13%, due 1/18/41	298
230	Republic of Croatia, Senior Unsecured Notes, 6.75%, due 11/5/19	232
100	Republic of El Salvador, Senior Unsecured Notes, 7.65%, due 6/15/35	101
50	Republic of Hungary, Senior Unsecured Notes, 4.75%, due 2/3/15	49
100	Republic of Hungary, Senior Unsecured Notes, 6.25%, due 1/29/20	97
150	Republic of Hungary, Senior Unsecured Notes, 7.63%, due 3/29/41	145
300	Republic of Indonesia, Senior Unsecured Bonds, 6.75%, due 3/10/14	326
250	Republic of Lithuania, Senior Unsecured Notes, 7.38%, due 2/11/20	280
100	Republic of Panama, Senior Unsecured Notes, 5.20%, due 1/30/20	112
200	Republic of Panama, Senior Unsecured Notes, 7.13%, due 1/29/26	256
130	Republic of Panama, Senior Unsecured Notes, 6.70%, due 1/26/36	164
100	Republic of Peru, Senior Unsecured Notes, 8.38%, due 5/3/16	124
150	Republic of Peru, Senior Unsecured Notes, 7.35%, due 7/21/25	196
200	Republic of Peru, Senior Unsecured Notes, 8.75%, due 11/21/33	300
175	Republic of Philippines, Senior Unsecured Notes, 8.38%, due 6/17/19	228
350	Republic of Philippines, Senior Unsecured Notes, 6.38%, due 10/23/34	415
200	Republic of Poland, Senior Unsecured Notes, 5.00%, due 10/19/15	213
170	Republic of Poland, Senior Unsecured Notes, 5.13%, due 4/21/21	173
140	Republic of South Africa, Senior Unsecured Notes, 6.50%, due 6/2/14	155
200	Republic of South Africa, Senior Unsecured Notes, 5.50%, due 3/9/20	222
150	Republic of South Africa, Senior Unsecured Notes, 6.25%, due 3/8/41	174
150	Republic of Sri Lanka, Senior Unsecured Notes, 6.25%, due 10/4/20	152
200	Republic of Turkey, Senior Unsecured Notes, 9.50%, due 1/15/14	227
350	Republic of Turkey, Senior Unsecured Notes, 7.00%, due 6/5/20	402
350	Republic of Turkey, Senior Unsecured Notes, 7.25%, due 3/5/38	404
302	Republic of Uruguay, Senior Unsecured Notes, 6.88%, due 9/28/25	379
100	Republic of Venezuela, Senior Unsecured Notes, 8.50%, due 10/8/14	93
314	Republic of Venezuela, Senior Unsecured Notes, 9.38%, due 1/13/34	210
350	RSHB Capital SA, Senior Secured Notes, 6.30%, due 5/15/17	367
200	Russian Agricultural Bank OJSC Via RSHB Capital SA, Secured Notes, 7.13%, due 1/14/14	212
200	Russian Federation Bond, Notes, 5.00%, due 4/29/20	208
4	Russian Federation Bond, Senior Unsecured Notes, 7.50%, due 3/31/30	5
205	Russian Federation Bond, Senior Unsecured Notes, 7.50%, due 3/31/30	242
100	Socialist Republic of Vietnam, Bonds, 6.75%, due 1/29/20	101

See Notes to Schedule of Investments	74

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$300	Ukraine Government Bond, Senior Unsecured Notes, 6.58%, due 11/21/16	$285
200	United Mexican States, Senior Unsecured Notes, 5.88%, due 2/17/14	218
		10,639
Total Government Securities (Cost $13,179)		13,327

NUMBER OF SHARES

Short-Term Investments (9.1%)
49,715,706	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $49,716)	49,716

Total Investments (112.9%) (Cost $606,592)		618,169 ##

Liabilities, less cash, receivables and other assets [(12.9%)]		(70,751)

Total Net Assets (100.0%)		$547,418

See Notes to Schedule of Investments	75

Notes to Schedule of Investments

†
In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by each of Neuberger Berman Core Bond Fund ("Core Bond"), Neuberger Berman Floating Rate Income Fund ("Floating Rate Income"), Neuberger Berman High Income Bond Fund ("High Income"), Neuberger Berman Municipal Intermediate Bond Fund ("Municipal Intermediate Bond"), Neuberger Berman Short Duration Bond Fund ("Short Duration"), and Neuberger Berman Strategic Income Fund ("Strategic Income") (each individually a "Fund," and collectively, the "Funds") are carried at the value that Neuberger Berman Management LLC ("Management") believes a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

	●	Level 1 – quoted prices in active markets for identical investments

	●	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

	●	Level 3 – significant unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by an independent pricing service to value certain types of debt securities of the Funds:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

Municipal Debt Securities. Inputs used to value municipal debt securities include current trades, bid-wanted lists (which informs the market that a holder is interested in selling a position and that offers will be considered), offerings, general information on market movement, direction, trends, and specific data on specialty issues.

See Notes to Financial Statements	76

Notes to Schedule of Investments (cont'd)

Emerging Markets Debt, Sovereign Debt and Quasi-Sovereign Debt. Inputs used to value emerging markets debt, sovereign debt and quasi-sovereign debt generally include dealer quotes, bond market activity, discounted cash flow models, and other relevant information such as credit spreads, benchmark curves and Other Market Information.

Inputs used by independent pricing services to value bank loan securities include multiple broker quotes (generally Level 2 inputs).

Financial futures contracts are determined by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in State Street Institutional Government Money Market Fund Institutional Class and State Street Institutional Liquid Reserves Fund Institutional Class are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, the applicable Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Income Funds' Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Funds' investments as of October 31, 2011:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Core Bond
Investments:
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	$—	$42,491	$—	$42,491
Mortgage-Backed Securities^	—	118,206	—	118,206
Corporate Debt Securities
Aerospace & Defense	—	781	—	781
Agriculture	—	2,022	—	2,022
Airlines	—	—	3,025	3,025
Banking	—	11,792	—	11,792
Computers	—	973	—	973
Diversified Financial Services	—	3,856	—	3,856
Electric	—	1,139	—	1,139

See Notes to Financial Statements	77

Notes to Schedule of Investments (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Energy—Exploration & Production	$—	$624	$—	$624
Food	—	2,535	—	2,535
Food & Drug Retailers	—	780	—	780
Gas Distribution	—	485	—	485
Healthcare—Services	—	225	—	225
Industrial	—	477	—	477
Insurance	—	3,838	—	3,838
Media	—	8,406	—	8,406
Office—Business Equipment	—	1,005	—	1,005
Oil & Gas	—	1,202	—	1,202
Real Estate Investment Trust	—	736	—	736
Steel Producers—Products	—	2,528	—	2,528
Telecommunications	—	7,658	—	7,658
Transportation	—	363	—	363
Total Corporate Debt Securities	—	51,425	3,025	54,450
Asset-Backed Securities	—	1,078	0	1,078
Short-Term Investments	—	55,926	—	55,926
Total Investments	—	269,126	3,025	272,151
Floating Rate Income
Investments:
Bank Loan Obligations
Aerospace & Defense	—	563	660	1,223
Air Transport	—	1,885	—	1,885
All Telecom	—	6,224	1,093	7,317
Automotive	—	4,597	1,298	5,895
Building & Development	—	5,258	581	5,839
Business Equipment & Services	—	11,978	—	11,978
Cable & Satellite Television	—	4,253	—	4,253
Chemicals	—	1,172	—	1,172
Chemicals & Plastics	—	7,135	—	7,135
Containers & Glass Products	—	5,162	2,757	7,919
Corporation Manufacturing	—	11,803	—	11,803
Electronics—Electrical	—	11,851	727	12,578
Equipment Leasing	—	1,898	—	1,898
Farming—Agriculture	—	629	—	629
Finance	—	3,259	—	3,259
Financial Intermediaries	—	10,599	3,944	14,543
Food & Drug Retailers	—	1,039	—	1,039
Food Products	—	2,961	—	2,961

See Notes to Financial Statements	78

Notes to Schedule of Investments (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Food Service	$—	$2,194	$—	$2,194
Health Care	—	22,102	—	22,102
Home Furnishings	—	—	1,747	1,747
Industrial Equipment	—	5,191	—	5,191
Insurance	—	554	—	554
Leisure Goods—Activities—Movies	—	1,164	1,246	2,410
Lodging & Casinos	—	3,014	—	3,014
Nonferrous Metals—Minerals	—	1,938	—	1,938
Oil & Gas	—	3,832	—	3,832
Publishing	—	7,492	1,680	9,172
Radio & Television	—	11,253	—	11,253
Retailers (except food & drug)	—	12,433	—	12,433
Surface Transport	—	1,546	—	1,546
Utilities	—	5,940	—	5,940
Total Bank Loan Obligations	—	170,919	15,733	186,652
Corporate Debt Securities^	—	19,246	—	19,246
Short-Term Investments	—	15,918	—	15,918
Total Investments	—	206,083	15,733	221,816
High Income
Investments:
Bank Loan Obligations
All Telecom	—	5,670	—	5,670
Health Care	—	2,907	—	2,907
Lodging & Casinos	—	12,638	—	12,638
Radio & Television	—	4,348	—	4,348
Total Bank Loan Obligations	—	25,563	—	25,563
Corporate Debt Securities
Aerospace & Defense	—	24,853	—	24,853
Airlines	—	33,997	4,063	38,060
Auto Loans	—	69,463	—	69,463
Auto Parts & Equipment	—	1,823	—	1,823
Automakers	—	37,484	—	37,484
Banking	—	38,815	—	38,815
Beverages	—	7,551	—	7,551
Building & Construction	—	15,975	—	15,975
Building Materials	—	31,431	—	31,431
Chemicals	—	42,365	—	42,365
Computer Hardware	—	5,052	—	5,052
Consumer—Commercial Lease Financing	—	151,549	—	151,549

See Notes to Financial Statements	79

Notes to Schedule of Investments (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Department Stores	$—	$13,562	$—	$13,562
Diversified Capital Goods	—	1,390	—	1,390
Electric—Generation	—	114,816	—	114,816
Electric—Integrated	—	34,895	—	34,895
Electronics	—	17,096	—	17,096
Energy—Exploration & Production	—	189,987	—	189,987
Food & Drug Retailers	—	3,463	—	3,463
Food—Wholesale	—	5,275	—	5,275
Gaming	—	69,970	—	69,970
Gas Distribution	—	82,599	—	82,599
Health Facilities	—	73,905	—	73,905
Health Services	—	6,425	—	6,425
Hotels	—	26,719	—	26,719
Investments & Misc. Financial Services	—	39,602	—	39,602
Leisure	—	9,656	—	9,656
Lodging	—	10,634	—	10,634
Machinery	—	32,028	—	32,028
Media—Broadcast	—	83,899	—	83,899
Media—Cable	—	121,842	—	121,842
Media—Services	—	33,149	—	33,149
Medical Products	—	19,587	—	19,587
Metals—Mining Excluding Steel	—	56,028	—	56,028
Packaging	—	95,547	—	95,547
Pharmaceuticals	—	53,953	—	53,953
Printing & Publishing	—	51,827	—	51,827
Software—Services	—	60,035	—	60,035
Specialty Retail	—	16,033	—	16,033
Steel Producers	—	902	—	902
Steel Producers—Products	—	1,387	—	1,387
Support—Services	—	38,909	—	38,909
Telecom—Integrated Services	—	114,653	—	114,653
Telecom—Wireless	—	73,818	—	73,818
Telecommunications	—	31,482	—	31,482
Total Corporate Debt Securities	—	2,045,431	4,063	2,049,494
Short-Term Investments	—	213,655	—	213,655
Total Investments	—	2,284,649	4,063	2,288,712

See Notes to Financial Statements	80

Notes to Schedule of Investments (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Municipal Intermediate Bond
Investments:
Municipal Debt Securities^	$—	$122,823	$—	$122,823
Total Investments	—	122,823	—	122,823
Short Duration
Investments:
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	9,521	—	9,521
U.S. Government Agency Securities	—	2,605	—	2,605
Mortgage-Backed Securities^	—	28,224	—	28,224
Corporate Debt Securities^	—	19,578	—	19,578
Asset-Backed Securities	—	8,173	0	8,173
Short-Term Investments	—	4,551	—	4,551
Total Investments	—	72,652	0	72,652
Strategic Income
Investments:
Bank Loan Obligations
Aerospace & Defense	—	—	260	260
Air Transport	—	557	—	557
All Telecom	—	2,551	706	3,257
Automotive	—	1,761	441	2,202
Building & Development	—	1,739	236	1,975
Business Equipment & Services	—	6,092	—	6,092
Cable & Satellite Television	—	2,755	—	2,755
Chemicals	—	406	—	406
Chemicals & Plastics	—	2,809	—	2,809
Containers & Glass Products	—	1,840	723	2,563
Corporation Manufacturing	—	3,906	—	3,906
Electronics—Electrical	—	3,731	494	4,225
Equipment Leasing	—	568	—	568
Farming—Agriculture	—	269	—	269
Finance	—	1,388	—	1,388
Financial Intermediaries	—	4,331	2,183	6,514
Food & Drug Retailers	—	378	—	378
Food Products	—	1,393	—	1,393
Food Service	—	760	—	760
Health Care	—	8,482	—	8,482
Home Furnishings	—	—	307	307
Industrial Equipment	—	1,678	—	1,678

See Notes to Financial Statements	81

Notes to Schedule of Investments (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Insurance	$—	$292	$—	$292
Leisure Goods—Activities—Movies	—	652	612	1,264
Lodging & Casinos	—	900	—	900
Nonferrous Metals—Minerals	—	864	—	864
Oil & Gas	—	1,322	—	1,322
Publishing	—	3,500	998	4,498
Radio & Television	—	4,315	—	4,315
Retailers (except food & drug)	—	4,723	—	4,723
Surface Transport	—	562	—	562
Utilities	—	1,916	—	1,916
Total Bank Loan Obligations	—	66,440	6,960	73,400
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	27,182	—	27,182
Mortgage-Backed Securities^	—	223,829	—	223,829
Corporate Debt Securities
Aerospace & Defense	—	2,629	—	2,629
Agriculture	—	3,491	—	3,491
Airlines	—	2,318	5,637	7,955
Auto Loans	—	1,990	—	1,990
Automakers	—	2,496	—	2,496
Banking	—	26,945	—	26,945
Beverages	—	208	—	208
Building & Construction	—	704	—	704
Building Materials	—	1,381	—	1,381
Chemicals	—	2,741	—	2,741
Computer Hardware	—	265	—	265
Computers	—	2,283	—	2,283
Consumer—Commercial Lease Financing	—	8,424	—	8,424
Department Stores	—	426	—	426
Diversified Financial Services	—	11,494	—	11,494
Electric	—	2,367	—	2,367
Electric—Generation	—	4,157	61	4,218
Electric—Integrated	—	3,824	—	3,824
Electronics	—	931	—	931
Energy—Exploration & Production	—	8,201	—	8,201
Food	—	7,159	—	7,159
Food & Drug Retailers	—	3,391	—	3,391
Gaming	—	3,106	—	3,106
Gas Distribution	—	4,343	—	4,343

See Notes to Financial Statements	82

Notes to Schedule of Investments (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Health Care	$—	$734	$—	$734
Health Facilities	—	2,796	—	2,796
Healthcare—Services	—	1,699	—	1,699
Hotels	—	1,828	—	1,828
Industrial	—	1,432	—	1,432
Insurance	—	9,522	—	9,522
Investments & Misc. Financial Services	—	1,212	—	1,212
Leisure	—	293	—	293
Machinery	—	1,139	—	1,139
Media	—	16,928	—	16,928
Media—Broadcast	—	1,855	—	1,855
Media—Cable	—	7,085	—	7,085
Media—Services	—	1,575	—	1,575
Medical Products	—	1,041	—	1,041
Metals—Mining Excluding Steel	—	2,058	—	2,058
Miscellaneous Manufacturer	—	795	—	795
Office—Business Equipment	—	1,156	—	1,156
Oil & Gas	—	3,415	—	3,415
Packaging	—	3,189	—	3,189
Pharmaceuticals	—	1,691	—	1,691
Printing & Publishing	—	1,778	—	1,778
Real Estate Investment Trusts	—	1,888	—	1,888
Software	—	884	—	884
Software—Services	—	1,036	—	1,036
Specialty Retail	—	1,070	—	1,070
Steel Producers—Products	—	4,600	—	4,600
Support—Services	—	1,888	—	1,888
Telecom—Integrated Services	—	5,144	—	5,144
Telecom—Wireless	—	1,940	—	1,940
Telecommunications	—	18,981	—	18,981
Transportation	—	828	—	828
Total Corporate Debt Securities	—	206,754	5,698	212,452
Asset-Backed Securities	—	18,263	—	18,263
Government Securities^	—	13,327	—	13,327
Short-Term Investments	—	49,716	—	49,716
Total Investments	—	605,511	12,658	618,169

^  The Schedule of Investments provides information on the industry or state categorization for the portfolio.

See Notes to Financial Statements	83

Notes to Schedule of Investments (cont'd)

§  The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/10	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance, as of 10/31/11	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/11
Investments in Securities:
Core Bond
Corporate Debt Securities
Airlines	$2,585	$—	$(78)	$1,301	$(783)	$—	$—	$3,025	$(82)
Asset-Backed Securities	0	—	—	—	—	—	—	0	—
Total	2,585	—	(78)	1,301	(783)	—	—	3,025	(82)
Floating Rate Income
Bank Loan Obligations
Aerospace & Defense	—	—	7	653	—	—	—	660	7
All Telecom	—	6	42	1,045	—	—	—	1,093	42
Automotive	—	—	9	1,289	—	—	—	1,298	9
Building & Development	709	1	(17)	—	(112)	—	—	581	(18)
Business Equipment & Services	877	—	10	—	(514)	—	(373)	—	—
Containers & Glass Products	—	1	(78)	3,990	(1,156)	—	—	2,757	(43)
Electronics—Electrical	—	—	4	328	(4)	399	—	727	4
Financial Intermediaries	1,317	6	41	5,459	(2,385)	—	(494)	3,944	51
Home Furnishings	—	9	(55)	1,793	—	—	—	1,747	(55)
Leisure Goods—Activities—Movies	—	2	(27)	1,346	(75)	—	—	1,246	(29)
Publishing	—	52	113	1,529	(14)	—	—	1,680	111

See Notes to Financial Statements	84

Notes to Schedule of Investments (cont'd)

(000's omitted)	Beginning balance, as of 11/1/10	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance, as of 10/31/11	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/11
Corporate Debt Securities
Air Transport/Airlines	$432	$—	$(19)	$—	$(413)	$—	$—	$—	$—
Electric—Generation	372	—	(201)	619	(790)	—	—	—	—
Total	3,707	77	(171)	18,051	(5,463)	399	(867	15,733	79
High Income
Corporate Debt Securities
Airlines	8,097	—	(433)	550	(4,151)	—	—	4,063	(715)
Electric—Generation	3,873	—	(2,036)	5,160	(6,997	—	—	—	—
Total	11,970	—	(2,469)	5,710	(11,148)	—	—	4,063	(715)
Short Duration
Asset-Backed Securities	1,100	—	1	—	(1,101)	—	—	0	—
Total	1,100	—	1	—	(1,101)	—	—	0	—
Strategic Income
Bank Loan Obligations
Aerospace & Defense	—	—	3	257	—	—	—	260	3
All Telecom	—	3	28	675	—	—	—	706	28
Automotive	—	—	3	438	—	—	—	441	3
Building & Development	288	—	(7)	—	(45)	—	—	236	(7)
Business Equipment & Services	904	—	12	—	(618)	—	(298)	—	—
Containers & Glass Products	—	—	(10)	1,433	(700)	—	—	723	(11)
Electronics—Electrical	—	2	(3)	—	(5)	500	—	494	(3)

See Notes to Financial Statements	85

Notes to Schedule of Investments (cont'd)

(000's omitted)	Beginning balance, as of 11/1/10	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance, as of 10/31/11	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/11
Financial Intermediaries	$1,561	$5	$30	$2,564	$(1,482)	$—	$(495)	$2,183	$25
Home Furnishings	—	2	(8)	313	—	—	—	307	(8)
Leisure Goods—Activities—Movies	—	1	(13)	661	(37)	—	—	612	(14)
Publishing	—	31	67	908	(8)	—	—	998	66
Corporate Debt Securities
Airlines	4,198	—	(177)	2,750	(1,134)	—	—	5,637	(176)
Electric—Generation	377	—	(73)	157	(400)	—	—	61	(1)
Total	7,328	44	(148)	10,156	(4,429)	500	(793)	12,658	(95)

The Funds had no significant transfers between Levels 1 and 2 during the year ended October 31, 2011. As of October 31, 2011, one security in each of Floating Rate Income and Strategic Income transferred from Level 2 to Level 3 as a result of a decrease in the number of observable quotations that were readily available to the independent pricing service. Two securities in each of Floating Rate Income and Strategic Income transferred from Level 3 to Level 2 as a result of an increase in the number of observable quotations that were readily available to the independent pricing service.

Liability Valuation Inputs

The following is a summary, categorized by Level, of inputs used to value the Funds' derivatives as of October 31, 2011:

(000's omitted)	Level 1	Level 2	Level 3	Total
Core Bond
Futures Contracts	$(73)	$—	$—	$(73)
Strategic Income
Futures Contracts	(245)	—	—	(245)

See Notes to Financial Statements	86

Notes to Schedule of Investments (cont'd)

## At October 31, 2011, selected fund information on a U.S. federal income tax basis was as follows:

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Bond	$267,274	$8,159	$3,282	$4,877
Floating Rate Income	225,417	1,532	5,133	(3,601)
High Income	2,264,086	49,144	24,518	24,626
Municipal Intermediate Bond	120,019	3,375	571	2,804
Short Duration	76,621	295	4,264	(3,969)
Strategic Income	607,701	17,434	6,966	10,468

ñ
Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At October 31, 2011, these securities amounted to approximately $5,852,000 or 2.6% of net assets for Core Bond, approximately $11,229,000 or 5.3% of net assets for Floating Rate Income, approximately $589,578,000 or 26.6% of net assets for High Income, approximately $5,621,000 or 8.1% of net assets for Short Duration, and approximately $40,828,000 or 7.5% of net assets for Strategic Income.

ß	Security is guaranteed by the corporate or non-profit obligor.

Ø
All or a portion of this security was purchased on a when-issued basis. At October 31, 2011, these securities amounted to $48,914,000 for Core Bond, $10,825,000 for High Income and $85,684,000 for Strategic Income, respectively.

*	Security did not produce income during the last twelve months.

¢	All or a portion of this security was purchased on a delayed delivery basis.

^^	All or a portion of this security has not settled as of October 31, 2011 and thus does not have an interest rate in effect. Interest rates do not take effect until settlement.

ØØ
All or a portion of this security is segregated in connection with obligations for when-issued security purchase commitments and/or financial futures contracts and/or delayed delivery purchase commitments.

µ
Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of October 31, 2011 and their final maturities.

@
This debt is guaranteed under the Federal Deposit Insurance Corporation's ("FDIC") Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. At October 31, 2011, these securities amounted to approximately $2,605,000 or 3.7% of net assets for Short Duration.

a	Currently a zero coupon security; will convert to 6.45% on September 1, 2028.

c	Payment-in-kind security for which part of the income earned may be paid as additional principal.

#
Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be illiquid.

See Notes to Financial Statements	87

Notes to Schedule of Investments (cont'd)

At October 31, 2011, these securities amounted to approximately $0 or 0.0% of net assets for Core Bond and approximately $0 or 0.0% of net assets for Short Duration.

(000's omitted)	Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets as of Acquisition Date	Value as of October 31, 2011	Fair Value Percentage of Net Assets as of October 31, 2011
Core Bond	Knollwood CDO Ltd., Ser. 2006-2A, Class A2J, 0.82%, due 7/13/46	6/29/2006	$642	0.9%	$0	0.0%
Short Duration	Knollwood CDO Ltd., Ser. 2006-2A, Class A2J, 0.82%, due 7/13/46	9/14/2007	227	0.2	0	0.0

z	A zero balance may reflect actual amounts rounding to less than $1,000.

See Notes to Financial Statements	88

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Statements of Assets and Liabilities

Neuberger Berman Income Funds
(000's omitted except per share amounts)

	CORE BOND FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND
	October 31, 2011	October 31, 2011	October 31, 2011
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$272,151	$221,816	$2,288,712
Cash	—	1,711	2,425
Deposits with brokers for futures contracts (Note A)	447	—	—
Dividends and interest receivable	1,286	1,214	43,971
Receivable for securities sold	7,030	6,715	15,149
Receivable for Fund shares sold	416	182	32,392
Receivable from Management—net (Note B)	—	—	—
Prepaid expenses and other assets	11	16	72
Total Assets	281,341	231,654	2,382,721
Liabilities
Distributions payable	135	96	3,187
Payable for securities purchased	53,588	18,383	159,634
Payable for Fund shares redeemed	134	1,048	3,149
Payable to investment manager (Note B)	48	87	707
Payable to administrator—net (Note B)	21	22	392
Net depreciation on futures contracts (Note A)	73	—	—
Accrued expenses and other payables	83	90	278
Total Liabilities	54,082	19,726	167,347
Net Assets at value	$227,259	$211,928	$2,215,374
Net Assets consist of:
Paid-in capital	$217,770	$217,145	$2,170,941
Undistributed net investment income (loss)	—	—	332
Distributions in excess of net investment income	(135)	(104)	—
Accumulated net realized gains (losses) on investments	4,635	(1,576)	17,884
Net unrealized appreciation (depreciation) in value of investments	4,989	(3,537)	26,217
Net Assets at value	$227,259	$211,928	$2,215,374
Net Assets
Investor Class	$15,661	$—	$309,235
Trust Class	—	—	—
Institutional Class	180,841	181,498	1,514,738
Class A	26,336	22,679	341,553
Class C	4,421	7,751	46,859
Class R3	—	—	2,989
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	1,452	—	34,133
Trust Class	—	—	—
Institutional Class	16,735	18,314	166,938
Class A	2,445	2,288	37,693
Class C	410	782	5,164
Class R3	—	—	330
Net Asset Value, offering and redemption price per share
Investor Class	$10.79	$—	$9.06
Trust Class	—	—	—
Institutional Class	10.81	9.91	9.07
Class R3	—	—	9.06
Net Asset Value and redemption price per share
Class A	$10.77	$9.91	$9.06
Offering Price per share
Class A‡	$11.25	$10.35	$9.46
Net Asset Value and offering price per share
Class C^	$10.78	$9.91	$9.07
*Cost of Investments:	$267,089	$225,353	$2,262,495

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.
^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements	90

	MUNICIPAL INTERMEDIATE BOND FUND	SHORT DURATION BOND FUND	STRATEGIC INCOME FUND
	October 31, 2011	October 31, 2011	October 31, 2011
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$122,823	$72,652	$618,169
Cash	5	—	77
Deposits with brokers for futures contracts (Note A)	—	—	1,117
Dividends and interest receivable	1,583	381	4,511
Receivable for securities sold	—	119	14,865
Receivable for Fund shares sold	7	372	14,607
Receivable from Management—net (Note B)	—	5	—
Prepaid expenses and other assets	8	8	26
Total Assets	124,426	73,537	653,372
Liabilities
Distributions payable	20	8	517
Payable for securities purchased	—	3,784	103,752
Payable for Fund shares redeemed	341	56	874
Payable to investment manager (Note B)	26	14	240
Payable to administrator—net (Note B)	6	—	162
Net depreciation on futures contracts (Note A)	—	—	245
Accrued expenses and other payables	116	124	164
Total Liabilities	509	3,986	105,954
Net Assets at value	$123,917	$69,551	$547,418
Net Assets consist of:
Paid-in capital	$120,298	$92,071	$529,779
Undistributed net investment income (loss)	—	172	875
Distributions in excess of net investment income	—	—	—
Accumulated net realized gains (losses) on investments	815	(19,160)	5,432
Net unrealized appreciation (depreciation) in value of investments	2,804	(3,532)	11,332
Net Assets at value	$123,917	$69,551	$547,418
Net Assets
Investor Class	$116,366	$44,128	$—
Trust Class	—	6,385	19,448
Institutional Class	6,771	17,884	210,930
Class A	164	176	196,070
Class C	616	978	120,970
Class R3	—	—	—
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	10,050	5,599	—
Trust Class	—	850	1,771
Institutional Class	585	2,271	19,205
Class A	14	23	17,838
Class C	53	130	11,015
Class R3	—	—	—
Net Asset Value, offering and redemption price per share
Investor Class	$11.58	$7.88	$—
Trust Class	—	7.51	10.98
Institutional Class	11.57	7.88	10.98
Class R3	—	—	—
Net Asset Value and redemption price per share
Class A	$11.58	$7.51	$10.99
Offering Price per share
Class A‡	$12.09	$7.70	$11.48
Net Asset Value and offering price per share
Class C^	$11.58	$7.51	$10.98
*Cost of Investments:	$120,019	$76,184	$606,592

Statements of Operations

Neuberger Berman Income Funds
(000's omitted)

	CORE BOND FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND
	For the Year Ended October 31, 2011	For the Year Ended October 31, 2011	For the Year Ended October 31, 2011
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$5,879	$10,255	$88,094
Foreign taxes withheld	—	—	(20)
Total income	$5,879	$10,255	$88,074
Expenses:
Investment management fees (Note B)	485	842	5,470
Administration fees (Note B)	116	101	684
Administration fees (Note B):
Investor Class	34	—	738
Trust Class	—	—	—
Institutional Class	136	129	395
Class A	51	42	653
Class C	6	10	77
Class R3	—	—	4
Distribution fees (Note B):
Investor Class	40	—	—
Trust Class	—	—	—
Class A	61	50	777
Class C	29	48	365
Class R3	—	—	10
Shareholder servicing agent fees:
Investor Class	21	—	120
Trust Class	—	—	—
Institutional Class	14	13	45
Class A	5	5	93
Class C	1	2	18
Class R3	—	—	1
Audit fees	25	29	52
Custodian fees (Note A)	130	220	290
Insurance expense	11	5	52
Legal fees	94	132	108
Registration and filing fees	49	29	102
Reimbursement of expenses previously assumed by Management (Note B)	—	—	90
Shareholder reports	36	6	125
Trustees' fees and expenses	56	56	56
Miscellaneous	16	18	98
Total expenses	1,416	1,737	10,423

See Notes to Financial Statements	92

	MUNICIPAL INTERMEDIATE BOND FUND	SHORT DURATION BOND FUND	STRATEGIC INCOME FUND
	For the Year Ended October 31, 2011	For the Year Ended October 31, 2011	For the Year Ended October 31, 2011
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$4,325	$1,740	$21,439
Foreign taxes withheld	—	—	—
Total income	$4,325	$1,740	$21,439
Expenses:
Investment management fees (Note B)	288	165	2,384
Administration fees (Note B)	69	40	260
Administration fees (Note B):
Investor Class	233	99	—
Trust Class	—	32	62
Institutional Class	4	9	136
Class A	—	1	342
Class C	—	1	212
Class R3	—	—	—
Distribution fees (Note B):
Investor Class	—	—	—
Trust Class	—	—	18
Class A	—	1	408
Class C	2	4	1,009
Class R3	—	—	—
Shareholder servicing agent fees:
Investor Class	121	43	—
Trust Class	—	2	5
Institutional Class	2	1	19
Class A	1	1	95
Class C	1	—	31
Class R3	—	—	—
Audit fees	48	49	52
Custodian fees (Note A)	99	82	353
Insurance expense	8	4	20
Legal fees	112	124	107
Registration and filing fees	52	64	70
Reimbursement of expenses previously assumed by Management (Note B)	—	—	—
Shareholder reports	19	26	73
Trustees' fees and expenses	56	56	56
Miscellaneous	12	13	63
Total expenses	1,127	817	5,775

Statements of Operations (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted)

	CORE BOND FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND
	For the Year Ended October 31, 2011	For the Year Ended October 31, 2011	For the Year Ended October 31, 2011
Expenses reimbursed by Management (Note B)	(183)	(425)	(1)
Management and administration fees waived (Note B)	(166)	—	—
Expenses reduced by custodian fee expense offset arrangement (Note A)	—	—	(1)
Total net expenses	1,067	1,312	10,421
Net investment income (loss)	$4,812	$8,943	$77,653
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	5,291	(1,575)	19,176
Financial futures contracts	(305)	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(172)	(4,963)	(36,580)
Financial futures contracts	16	—	—
Net gain (loss) on investments	4,830	(6,538)	(17,404)
Net increase (decrease) in net assets resulting from operations	$9,642	$2,405	$60,249

See Notes to Financial Statements	94

	MUNICIPAL INTERMEDIATE BOND FUND	SHORT DURATION BOND FUND	STRATEGIC INCOME FUND
	For the Year Ended October 31, 2011	For the Year Ended October 31, 2011	For the Year Ended October 31, 2011
Expenses reimbursed by Management (Note B)	(379)	(360)	(693)
Management and administration fees waived (Note B)	—	—	—
Expenses reduced by custodian fee expense offset arrangement (Note A)	—	—	(1)
Total net expenses	748	457	5,081
Net investment income (loss)	$3,577	$1,283	$16,358
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	817	(535)	8,019
Financial futures contracts	—	(13)	(891
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(487)	(602)	(7,543)
Financial futures contracts	—	—	(64)
Net gain (loss) on investments	330	(1,150)	(479)
Net increase (decrease) in net assets resulting from operations	$3,907	$133	$15,879

Statements of Changes in Net Assets

Neuberger Berman Income Funds
(000's omitted)

	CORE BOND FUND		FLOATING RATE INCOME FUND		HIGH INCOME BOND FUND
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Period from December 29, 2009 (Commencement of Operations) to October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$4,812	$4,101	$8,943	$2,042	$77,653	$53,424
Net realized gain (loss) on investments	4,986	4,265	(1,575)	180	19,176	46,242
Change in net unrealized appreciation (depreciation) of investments	(156)	6,046	(4,963)	1,426	(36,580)	19,561
Net increase (decrease) in net assets resulting from operations	9,642	14,412	2,405	3,648	60,249	119,227
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(384)	(534)	—	—	(24,417)	(34,110)
Trust Class	—	—	—	—	—	—
Institutional Class	(4,198)	(3,103)	(7,813)	(1,792)	(30,477)	(14,672)
Class A	(575)	(533)	(1,029)	(236)	(20,717)	(6,353)
Class C	(48)	(40)	(202)	(16)	(2,133)	(756)
Class R3	—	—	—	—	(121)	(18)
Net realized gain on investments:
Investor Class	(452)	(112)	—	—	(2,737)	—
Trust Class	—	—	—	—	—	—
Institutional Class	(3,055)	(375)	(146)	—	(1,959)	—
Class A	(557)	(82)	(34)	—	(2,165)	—
Class C	(72)	(6)	(2)	—	(217)	—
Class R3	—	—	—	—	(6)	—
Total distributions to shareholders	(9,341)	(4,785)	(9,226)	(2,044)	(84,949)	(55,909)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	3,710	5,301	—	—	98,046	125,230
Trust Class	—	—	—	—	—	—
Institutional Class	93,813	77,785	163,642	71,397	1,381,475	220,011
Class A	16,487	11,288	33,327	22,594	251,066	273,774
Class C	3,075	2,330	8,557	993	28,303	22,494
Class R3	—	—	—	—	3,955	451
Proceeds from reinvestment of dividends and distributions:
Investor Class	817	566	—	—	25,509	32,109
Trust Class	—	—	—	—	—	—
Institutional Class	5,762	2,377	7,459	1,772	21,942	7,404
Class A	983	522	829	222	20,290	5,735
Class C	35	12	110	15	1,238	284
Class R3	—	—	—	—	54	10
Payments for shares redeemed:
Investor Class	(7,283)	(13,317)	—	—	(161,131)	(250,124)
Trust Class	—	—	—	—	—	—
Institutional Class	(39,744)	(25,994)	(54,379)	(3,921)	(164,748)	(64,330)
Class A	(14,386)	(8,290)	(23,557)	(10,244)	(191,315)	(37,637)
Class C	(1,586)	(411)	(1,371)	(300)	(6,374)	(1,113)
Class R3	—	—	—	—	(1,413)	(109)
Net increase (decrease) from Fund share transactions	61,683	52,169	134,617	82,528	1,306,897	334,189
Net Increase (Decrease) in Net Assets	61,984	61,796	127,796	84,132	1,282,197	397,507
Net Assets:
Beginning of year	165,275	103,479	84,132	—	933,177	535,670
End of year	$227,259	$165,275	$211,928	$84,132	$2,215,374	$933,177
Undistributed net investment income (loss) at end of year	$—	$—	$—	$—	$332	$544
Distributions in excess of net investment income at end of year	$(135)	$(109)	$(104)	$(3)	$—	$—

See Notes to Financial Statements	96

	MUNICIPAL INTERMEDIATE BOND FUND		SHORT DURATION BOND FUND
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$3,577	$3,452	$1,283	$1,424
Net realized gain (loss) on investments	817	846	(548)	(302)
Change in net unrealized appreciation (depreciation) of investments	(487)	2,747	(602)	3,348
Net increase (decrease) in net assets resulting from operations	3,907	7,045	133	4,470
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(3,437)	(3,450)	(1,351)	(2,012)
Trust Class	—	—	(198)	(303)
Institutional Class	(132)	(1)	(314)	(0)
Class A	(5)	(1)	(12)	(1)
Class C	(3)	(0)	(8)	(0)
Class R3	—	—	—	—
Net realized gain on investments:
Investor Class	(510)	—	—	—
Trust Class	—	—	—	—
Institutional Class	(1)	—	—	—
Class A	(1)	—	—	—
Class C	(0)	—	—	—
Class R3	—	—	—	—
Total distributions to shareholders	(4,089)	(3,452)	(1,883)	(2,316)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	28,033	48,490	5,109	16,238
Trust Class	—	—	1,687	3,180
Institutional Class	8,068	64	18,728	30
Class A	298	158	4,833	50
Class C	550	64	1,468	30
Class R3	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	3,692	3,207	1,262	1,844
Trust Class	—	—	191	284
Institutional Class	85	—	306	—
Class A	4	—	3	—
Class C	2	—	5	1
Class R3	—	—	—	—
Payments for shares redeemed:
Investor Class	(33,779)	(28,773)	(17,075)	(16,495)
Trust Class	—	—	(4,684)	(2,513)
Institutional Class	(1,697)	—	(909)	—
Class A	(292)	—	(4,700)	—
Class C	(1)	—	(513)	—
Class R3	—	—	—	—
Net increase (decrease) from Fund share transactions	4,963	23,210	5,711	2,649
Net Increase (Decrease) in Net Assets	4,781	26,803	3,961	4,803
Net Assets:
Beginning of year	119,136	92,333	65,590	60,787
End of year	$123,917	$119,136	$69,551	$65,590
Undistributed net investment income (loss) at end of year	$—	$—	$172	$203
Distributions in excess of net investment income at end of year	$—	$—	$—	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Income Funds (cont'd)

(000's omitted)

	STRATEGIC INCOME FUND
	Year Ended October 31, 2011	Year Ended October 31, 2010
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$16,358	$10,359
Net realized gain (loss) on investments	7,128	6,781
Change in net unrealized appreciation (depreciation) of investments	(7,607)	12,497
Net increase (decrease) in net assets resulting from operations	15,879	29,637
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—
Trust Class	(730)	(514)
Institutional Class	(6,572)	(3,651)
Class A	(6,438)	(4,179)
Class C	(3,285)	(2,422)
Class R3	—	—
Net realized gain on investments:
Investor Class	—	—
Trust Class	(291)	(97)
Institutional Class	(2,080)	(646)
Class A	(2,545)	(744)
Class C	(1,658)	(534)
Class R3	—	—
Total distributions to shareholders	(23,599)	(12,787)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—
Trust Class	10,834	9,774
Institutional Class	150,456	111,374
Class A	119,810	110,619
Class C	47,139	57,032
Class R3	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—
Trust Class	984	600
Institutional Class	4,741	2,032
Class A	7,397	3,887
Class C	2,397	1,206
Class R3	—	—
Payments for shares redeemed:
Investor Class	—	—
Trust Class	(8,278)	(1,519)
Institutional Class	(60,889)	(18,534)
Class A	(70,771)	(46,275)
Class C	(19,904)	(5,567)
Class R3	—	—
Net increase (decrease) from Fund share transactions	183,916	224,629
Net Increase (Decrease) in Net Assets	176,196	241,479
Net Assets:
Beginning of year	371,222	129,743
End of year	$547,418	$371,222
Undistributed net investment income (loss) at end of year	$875	$305
Distributions in excess of net investment income at end of year	$—	$—

See Notes to Financial Statements	98

Notes to Financial Statements Income Funds

Note A—Summary of Significant Accounting Policies:

1
General: The Funds are separate operating series of Neuberger Berman Income Funds, (the "Trust"), a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated June 24, 2009. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Four Funds offer Investor Class shares, two offer Trust Class shares, six offer Institutional Class shares, six offer Class A shares, six offer Class C shares and one offers Class R3 shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3
Foreign currency translation: Core Bond, Floating Rate Income, High Income, Short Duration and Strategic Income may invest in foreign securities denominated in foreign currencies. The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions (for each Fund) and foreign currency transactions (for Core Bond, Floating Rate Income, High Income, Short Duration and Strategic Income), if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which Core Bond and Strategic Income participated as class members. The amounts of such proceeds for the year ended October 31, 2011 were $7,359 and $2,669 for Core Bond and Strategic Income, respectively.

5
Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. To the extent a Fund distributes substantially all of its earnings to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2008 - 2010. As of October 31, 2011, the Funds did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends paid deduction for income tax purposes.

As determined on October 31, 2011, permanent differences resulting primarily from different book and tax accounting for amortization of bond premium, paydown gains and losses and distribution redesignations were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of each Fund.

For tax purposes, short-term gains are considered ordinary income.

The tax character of distributions paid during the years ended October 31, 2011 and October 31, 2010 was as follows:

	Distributions Paid From:
	Taxable Income			Tax-Exempt Income			Long-Term Capital Gain			Return of Capital			Total
	2011	2010		2011	2010		2011	2010		2011	2010		2011	2010
Core Bond	$9,057,417	$4,784,336		$—	$—		$283,730	$—		$—	$—		$9,341,147	$4,784,336
Floating Rate Income	9,226,504	2,044,059	(1)	—	—	(1)	—	—	(1)	—	—	(1)	9,226,504	2,044,059	(1)
High Income	77,865,786	55,908,863		—	—		7,083,769	—		—	—		84,949,555	55,908,863
Municipal Intermediate Bond	40,358	798		3,561,892	3,450,922		486,576	—		—	—		4,088,826	3,451,720
Short Duration	1,882,953	2,315,688		—	—		—	—		—	—		1,882,953	2,315,688
Strategic Income	22,870,889	12,787,114		—	—		727,415	—		—	—		23,598,304	12,787,114

(1)	Period from December 29, 2009 (Commencement of Operations) to October 31, 2010.

As of October 31, 2011, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
Core Bond	$3,480,170	$—	$1,266,854	$4,876,992	$—	$9,624,016
Floating Rate Income	87,518	—	—	(3,601,318)	(1,523,913)	(5,037,713)
High Income	6,603,880	—	16,389,990	24,625,509	—	47,619,379
Municipal Intermediate Bond	236,014	19,923	579,448	2,804,313	—	3,639,698
Short Duration	179,038	—	—	(3,969,496)	(18,722,266)	(22,512,724)
Strategic Income	5,050,110	—	2,637,636	10,468,271	—	18,156,017

The differences between book basis and tax basis distributable earnings are attributable primarily to timing differences of distribution payments, delayed settlement compensation on bank loans, timing differences of wash sales, mark to market on certain futures contract transactions, organization expenses, capital loss carryforwards and amortization of bond premium.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. As determined on October 31, 2011, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Expiring in:
	2012	2013	2014	2015	2016	2017	2018	2019
Floating Rate Income	$—	$—	$—	$—	$—	$—	$—	$1,523,913
Short Duration	2,468,731	3,168,736	2,244,689	643,625	—	8,069,282	850,271	1,276,932

On December 22, 2010, the Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

6
Distributions to shareholders: Each Fund earns income, net of expenses, daily on its investments. Ordinarily, distributions from net investment income are declared on each business day and paid monthly, and distributions from net realized capital gains, if any, are generally distributed once a year (usually in December). Distributions to shareholders are recorded on the ex-date.

7
Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

8
Dollar rolls: Core Bond, Floating Rate Income, High Income, Short Duration and Strategic Income may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, a Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, a Fund forgoes principal and interest payments on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in a Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.

9	When-Issued/Delayed Delivery Securities: Each Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to a Fund until payment takes place. At the time a Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. When-issued and delayed delivery transactions can have a leverage-like effect on a Fund, which can increase fluctuations in the Fund's share price. Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

10	Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

11
Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

12
Derivative instruments: During the year ended October 31, 2011, certain of the Funds' use of derivatives, as described below, was limited to financial futures contracts. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Financial futures contracts: At the time a Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the financial futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed for Core Bond and Strategic Income, as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures have minimal counterparty risk to a Fund because the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

During the year ended October 31, 2011, Floating Rate Income, High Income and Municipal Intermediate Bond did not enter into any financial futures contracts. During the year ended October 31, 2011, Core Bond, Short Duration and Strategic Income entered into financial futures contracts for economic hedging purposes, including as a maturity or duration management device. At October 31, 2011, open positions in financial futures contracts were:

Fund	Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
Core Bond	December 2011	40 U.S. Treasury Notes, 2 Year	Short	$3,937
Core Bond	December 2011	162 U.S. Treasury Notes, 5 Year	Short	$(73,406)
Core Bond	December 2011	8 U.S. Treasury Notes, 10 Year	Short	$(3,437)
Strategic Income	December 2011	100 U.S. Treasury Notes, 2 Year	Short	$9,843
Strategic Income	December 2011	562 U.S. Treasury Notes, 5 Year	Short	$(254,656)

During the year ended October 31, 2011, the average notional amount of financial futures contracts was:

Core Bond	$(11,960,000)
Strategic Income	$(33,900,000)

At October 31, 2011, the Funds had deposited the following in segregated accounts to cover margin requirements on open futures contracts:

Core Bond: $446,587

Strategic Income: $1,116,950

At October 31, 2011, the Funds had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Liability Derivatives

	Interest Rate Risk	Statements of Assets and Liabilities Location
Core Bond
Futures Contracts	$(72,906)
Total Value	$(72,906)
Strategic Income		Net depreciation of futures contracts(1)
Futures Contracts	$(244,813)
Total Value	$(244,813)

(1)
Reflected in the Statements of Assets and Liabilities; included under the caption "Net unrealized appreciation (depreciation) in value of investments," and is the cumulative appreciation (depreciation) of futures contracts as of October 31, 2011 as shown in "Futures Contracts" above. The outstanding variation margin as of October 31, 2011, if any, is reflected in the Statements of Assets and Liabilities under the caption "Net appreciation/depreciation on futures contracts."

The impact of the use of these derivative instruments on the Statements of Operations during the year ended October 31, 2011, was as follows:

Realized Gain (Loss)

	Interest Rate Risk	Statements of Operations Location
Core Bond
Futures Contracts	$(305,087)
Total Realized Gain (Loss) Short Duration Futures Contracts Total Realized Gain (Loss) Strategic Income Futures Contracts	$(305,087) $(13,240) $(13,240) $(891,205)	Net realized gain (loss) on financial futures contracts
Total Realized Gain (Loss)	$(891,205)

Change in Appreciation (Depreciation)

	Interest Rate Risk	Statements of Operations Location
Core Bond
Futures Contracts	$16,321	Change in
Total Change in Appreciation (Depreciation)	$16,321	net unrealized appreciation
Strategic Income		(depreciation) in
Futures Contracts	$(63,548	value of
Total Change in Appreciation (Depreciation)	$(63,548	financial futures contracts

Management has concluded that the Funds, except Core Bond, Short Duration and Strategic Income, did not hold any derivative instruments during the year ended October 31, 2011 that require additional disclosures pursuant to ASC 815.

13
Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

14
Expense offset arrangement: Each Fund has an expense offset arrangement in connection with its custodian contract. For the year ended October 31, 2011, the impact of this arrangement was a reduction of expenses of $487, $481, $1,251, $378, $56 and $703 for Core Bond, Floating Rate Income, High Income, Municipal Intermediate Bond, Short Duration, and Strategic Income, respectively.

15	Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund (except Floating Rate Income, High Income, and Strategic Income) pays Management a fee at the annual rate of 0.25% of the first $500 million of that Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. For such investment management services, Floating Rate Income, High Income, and Strategic Income each pays Management a fee at the annual rate of 0.50%, 0.48%, and 0.55%, respectively, of its average daily net assets. Effective May 1, 2011, Management has voluntarily agreed to waive its management fee in the amount of 0.06% of the average daily net assets of Core Bond (effective November 1, 2010, Management had voluntarily agreed to waive its management fee in the amount of 0.12% of the average daily net assets of Core Bond.) Management may, at its sole discretion, modify or terminate this voluntary waiver without notice to the Fund. For the year ended October 31, 2011, such waived fees amounted to $165,549 for Core Bond.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this Agreement. In addition, Investor Class of each Fund that offers that class pays Management an administration fee at the annual rate of 0.21% of its average daily net assets, Trust Class of each of Short Duration and Strategic Income pays Management an administration fee at the annual rate of 0.44% and 0.34%, respectively, of its average daily net assets, Institutional Class of each Fund that offers that class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets, Class A and Class C of each Fund that offers that class pays Management an administration fee at the annual rate of 0.21% of its average daily net assets, and Class R3 of each Fund that offers that class pays Management an administration fee at the annual rate of 0.21% of its average daily net assets under this Agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Investor Class, Trust Class, Institutional Class, Class A, Class C and Class R3 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to a Fund's direct expenses and do not cover interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any; consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses forgone or reimbursed for that class provided that repayment does not cause that class' annual operating expenses to exceed its contractual expense limitation. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the year ended October 31, 2011, the Institutional Class of High Income, Class A of High Income and Class R3 of High Income reimbursed Management $51,305, $38,618 and $257, respectively, under its contractual expense limitation.

At October 31, 2011, contingent liabilities to Management under the contractual expense limitations were as follows:

			Expenses Deferred in Fiscal Period Ending October 31,
			2009	2010	2011
			Subject to Repayment until October 31,
Class	Contractual Expense Limitation(1)	Expiration	2012	2013	2014
Core Bond Investor Class	0.85%	10/31/21	$90,020	$25,560	$29,269
Core Bond Institutional Class	0.45%	10/31/21	81,405	54,638	134,496

			Expenses Deferred in Fiscal Period Ending October 31,
			2009		2010		2011
			Subject to Repayment until October 31,
Class	Contractual Expense Limitation(1)	Expiration	2012		2013		2014
Core Bond Class A	0.85%	10/31/21	$14,617		$6,716		$16,514
Core Bond Class C	1.60%	10/31/21	3,790		957		2,434
Floating Rate Income Institutional Class	0.70%	10/31/14	—		410,835	(4)	358,055
Floating Rate Income Class A	1.07%	10/31/21	—		57,005	(3)	54,980
Floating Rate Income Class C	1.82%	10/31/21	—		6,128	(4)	11,494
High Income Investor Class	1.00%	10/31/14	—		—		—
High Income Institutional Class	0.75%	10/31/14	—	(2)	—		—
High Income Class A	1.12%	10/31/14	—	(2)	—		—
High Income Class C	1.87%	10/31/14	693	(2)	6,499		531
High Income Class R3	1.37%	10/31/14	778	(2)	800		—
Municipal Intermediate Bond Investor Class	0.65%	10/31/14	213,114		402,491		364,558
Municipal Intermediate Bond Institutional Class	0.50%	10/31/14	—		3,630	(5)	11,099
Municipal Intermediate Bond Class A	0.87%	10/31/14	—		3,660	(5)	1,607
Municipal Intermediate Bond Class C	1.62%	10/31/14	—		3,637	(5)	1,310
Short Duration Investor Class	0.70%	10/31/14	247,213		322,782		256,301
Short Duration Trust Class	0.80%	10/31/14	62,762		59,964		43,741
Short Duration Institutional Class	0.50%	10/31/14	—		3,653	(5)	55,445
Short Duration Class A	0.87%	10/31/14	—		3,698	(5)	2,715
Short Duration Class C	1.62%	10/31/14	—		3,646	(5)	2,242
Strategic Income Trust Class	1.10%	10/31/14	50,305		28,331		28,723
Strategic Income Institutional Class	0.75%	10/31/21	148,644		153,882		219,304
Strategic Income Class A	1.15%	10/31/21	198,132		196,672		259,854
Strategic Income Class C	1.85%	10/31/21	78,520		157,265		184,718

(1)	Expense limitation per annum of the respective class' average daily net assets.

(2)	Period from May 27, 2009 to October 31, 2009.

(3)	Period from December 29, 2009 to October 31, 2010.

(4)	Period from December 30, 2009 to October 31, 2010.

(5)	Period from June 21, 2010 to October 31, 2010.

Management and Neuberger Berman Fixed Income LLC ("NBFI") are indirect subsidiaries of Neuberger Berman Group LLC ("NBG," and together with its consolidated subsidiaries "NB Group"). The voting equity of NBG is owned by NBSH Acquisition, LLC ("NBSH"), which was formed to facilitate the May 4, 2009 management buyout of the businesses conducted by NB Group, and Lehman Brothers Holdings Inc. ("LBHI"). NBSH, which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees and senior professionals, owns approximately 52% of the voting equity of NBG, and LBHI and certain of its subsidiaries own the remaining 48% of the voting equity of NBG.

NBFI, as the sub-adviser to High Income, Municipal Intermediate Bond, Short Duration and Strategic Income, is retained by Management to furnish it with investment recommendations and research information without added cost to each Fund it sub-advises. NBFI, as sub-adviser to Core Bond and Floating Rate Income, is retained by Management to provide day-to-day investment management services and receives a monthly fee paid by Management. As investment manager, Management is responsible for overseeing the investment activities of NBFI. Several individuals who are officers and/or Trustees of the Trust are also employees of NBFI, Neuberger Berman LLC ("Neuberger") and/or Management.

Each Fund also has a distribution agreement with Management with respect to each class of shares. Management acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears advertising and promotion expenses. However, Management receives fees from Core Bond's Investor Class and Strategic Income's Trust Class and each Fund's Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act.

The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes of shares, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.25% of Core Bond Investor Class', Core Bond Class A's, Floating Rate Income Class A's, High Income Class A's, Municipal Intermediate Bond Class A's, Short Duration Class A's and Strategic Income Class A's average daily net assets; 0.10% of Strategic Income Trust Class' average daily net assets; 0.50% of High Income Class R3's average daily net assets; and 1.00% of Core Bond Class C's, Floating Rate Income Class C's, High Income Class C's, Municipal Intermediate Bond Class C's, Short Duration Class C's and Strategic Income Class C's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund (except Short Duration) are generally sold with an initial sales charge of up to 4.25%. Class A shares of Short Duration are generally sold with an initial sales charge of up to 2.50% (4.25% prior to June 15, 2011). Class A shares of each Fund are generally sold with no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the year ended October 31, 2011, Management, acting as underwriter and broker-dealer, received net commissions from the sale of Class A and Class C shares and CDSCs from the redemptions of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Commissions	CDSC	Net Commissions	CDSC
Core Bond Class A	$1,285	$2,350	$—	$—
Core Bond Class C	—	681	—	—
Floating Rate Income Class A	7,969	24,170	—	—
Floating Rate Income Class C	—	2,086	—	—
High Income Class A	30,228	1,800	—	—
High Income Class C	—	15,718	—	—
Municipal Intermediate Bond Class A	89	—	—	—
Municipal Intermediate Bond Class C	—	—	—	—
Short Duration Class A	283	—	—	—
Short Duration Class C	—	2,500	—	—
Strategic Income Class A	19,511	32,819	—	—
Strategic Income Class C	—	29,000	—	—

Note C—Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities (excluding financial futures contracts) for the year ended October 31, 2011, were as follows:

	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
Core Bond	$651,984,118	$103,908,277	$601,751,816	$93,899,704
Floating Rate Income	—	368,366,348	—	240,362,702
High Income	—	2,194,879,818	—	1,001,384,931
Municipal Intermediate Bond	—	95,739,736	—	90,763,344
Short Duration	36,679,217	19,683,045	40,328,460	12,988,928
Strategic Income	917,203,180	490,938,298	820,773,546	358,386,617

Note D—Fund Share Transactions:

Share activity for the years ended October 31, 2011 and October 31, 2010 was as follows:

	For the Year Ended October 31, 2011				For the Year Ended October 31, 2010
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Core Bond:
Investor Class	348	78	(690)	(264)	511	54	(1,301)	(736)
Institutional Class	8,872	546	(3,741)	5,677	7,486	227	(2,450)	5,263
Class A	1,550	93	(1,352)	291	1,083	50	(800)	333
Class C	288	3	(150)	141	225	1	(39)	187
Floating Rate Income:
Institutional Class	16,115	742	(5,479)	11,378	7,149	177	(390)	6,936	(2)
Class A	3,265	82	(2,324)	1,023	2,254	22	(1,011)	1,265	(1)
Class C	838	11	(139)	710	100	2	(30)	72	(2)
High Income:
Investor Class	10,533	2,735	(17,449)	(4,181)	13,963	3,577	(27,976)	(10,436)
Institutional Class	154,507	2,365	(17,943)	138,929	24,328	816	(7,111)	18,033
Class A	26,927	2,180	(20,648)	8,459	29,897	629	(4,092)	26,434
Class C	3,036	133	(686)	2,483	2,477	31	(122)	2,386
Class R3	428	6	(153)	281	51	1	(12)	40
Municipal Intermediate Bond:
Investor Class	2,480	327	(3,009)	(202)	4,241	280	(2,498)	2,023
Institutional Class	723	7	(151)	579	6	—	—	6	(3)
Class A	26	—	(26)	—	14	—	—	14	(3)
Class C	47	—	—	47	6	—	—	6	(3)

	For the Year Ended October 31, 2011				For the Year Ended October 31, 2010
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Short Duration:
Investor Class	642	158	(2,130)	(1,330)	2,041	232	(2,065)	208
Trust Class	221	25	(613)	(367)	419	38	(331)	126
Institutional Class	2,343	38	(114)	2,267	4	—	—	4	(3)
Class A	632	—	(616)	16	7	—	—	7	(3)
Class C	193	1	(68)	126	4	—	—	4	(3)
Strategic Income:
Trust Class	990	90	(758)	322	904	56	(142)	818
Institutional Class	13,750	434	(5,562)	8,622	10,340	189	(1,714)	8,815
Class A	10,912	677	(6,467)	5,122	10,236	361	(4,322)	6,275
Class C	4,307	219	(1,818)	2,708	5,290	112	(513)	4,889

(1)	Period from December 29, 2009 (Commencement of Operations) to October 31, 2010.

(2)	Period from December 30, 2009 (Commencement of Operations) to October 31, 2010.

(3)	Period from June 21, 2010 (Commencement of Operations) to October 31, 2010.

Note E—Line of Credit:

At October 31, 2011, Core Bond, Floating Rate Income, High Income, Municipal Intermediate Bond, Short Duration and Strategic Income were participants in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% (0.125% prior to September 16, 2011) per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at October 31, 2011. During the year ended October 31, 2011, none of the Funds utilized this line of credit.

Note F—Recent Accounting Pronouncement:

In May 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standard Update ("ASU") No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards ("IFRS")." ASU No. 2011-04 amends ASC 820 to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS. It will not affect the fair valuation of the Funds' investments, but rather the quantitative and qualitative disclosures in the financial statements. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact of the adoption of ASU No. 2011-04 on the Funds' financial statement disclosures.

Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Net Asset amounts with a zero balance may reflect actual amounts rounding to less than $0.1 million.

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Core Bond Fund
Investor Class
10/31/2011	$10.86	$0.23	$0.22	$0.45	$(0.25)	$(0.27)	$—	$(0.52)
10/31/2010	$10.19	$0.28	$0.72	$1.00	$(0.28)	$(0.05)	$—	$(0.33)
10/31/2009	$8.64	$0.40	$1.55	$1.95	$(0.40)	$(0.00)	$—	$(0.40)
10/31/2008	$9.76	$0.39	$(1.12)	$(0.73)	$(0.39)	$—	$—	$(0.39)
10/31/2007	$9.85	$0.44	$(0.09)	$0.35	$(0.44)	$—	$—	$(0.44)
Institutional Class
10/31/2011	$10.88	$0.28	$0.22	$0.50	$(0.30)	$(0.27)	$—	$(0.57)
10/31/2010	$10.21	$0.32	$0.73	$1.05	$(0.33)	$(0.05)	$—	$(0.38)
10/31/2009	$8.65	$0.43	$1.57	$2.00	$(0.44)	$(0.00)	$—	$(0.44)
10/31/2008	$9.77	$0.43	$(1.12)	$(0.69)	$(0.43)	$—	$—	$(0.43)
10/31/2007	$9.86	$0.48	$(0.09)	$0.39	$(0.48)	$—	$—	$(0.48)
Class A
10/31/2011	$10.85	$0.23	$0.21	$0.44	$(0.25)	$(0.27)	$—	$(0.52)
10/31/2010	$10.18	$0.28	$0.72	$1.00	$(0.28)	$(0.05)	$—	$(0.33)
10/31/2009	$8.64	$0.37	$1.57	$1.94	$(0.40)	$(0.00)	$—	$(0.40)
Period from 12/20/2007^ to 10/31/2008	$9.77	$0.33	$(1.13)	$(0.80)	$(0.33)	$—	$—	$(0.33)
Class C
10/31/2011	$10.86	$0.15	$0.21	$0.36	$(0.17)	$(0.27)	$—	$(0.44)
10/31/2010	$10.18	$0.19	$0.74	$0.93	$(0.20)	$(0.05)	$—	$(0.25)
10/31/2009	$8.64	$0.32	$1.55	$1.87	$(0.33)	$(0.00)	$—	$(0.33)
Period from 12/20/2007^ to 10/31/2008	$9.77	$0.26	$(1.12)	$(0.86)	$(0.27)	$—	$—	$(0.27)
Floating Rate Income Fund
Institutional Class
10/31/2011	$10.17	$0.54	$(0.22)	$0.32	$(0.56)	$(0.02)	$—	$(0.58)
Period from 12/30/2009^ to 10/31/2010	$10.00	$0.44	$0.17	$0.61	$(0.44)	$—	$—	$(0.44)

See Notes to Financial Highlights	110

	Capital Contributions	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Core Bond Fund
Investor Class
10/31/2011	$—	$10.79	4.41%		$15.7	.85%	.85	%‡	2.18%	379	%a
10/31/2010	$—	$10.86	10.03%		$18.6	.85%	.85	%‡	2.66%	340	%a
10/31/2009	$—	$10.19	23.10%		$25.0	.86%	.86	%‡	4.39%	450	%a
10/31/2008	$—	$8.64	(7.72)%		$44.2	.85%	.85	%‡	4.08%	430	%a
10/31/2007	$—	$9.76	3.67%		$35.9	.85%	.85	%‡	4.51%	404	%a
Institutional Class
10/31/2011	$—	$10.81	4.82%		$180.8	.45%	.45	%‡	2.58%	379	%a
10/31/2010	$—	$10.88	10.45%		$120.3	.45%	.45	%‡	3.02%	340	%a
10/31/2009	$—	$10.21	23.70%		$59.1	.45%	.45	%‡	4.60%	450	%a
10/31/2008	$—	$8.65	(7.34)%		$32.1	.45%	.45	%‡	4.48%	430	%a
10/31/2007	$—	$9.77	4.08%		$47.2	.45%	.45	%‡	4.91%	404	%a
Class A
10/31/2011	$—	$10.77	4.32%		$26.3	.85%	.85	%‡	2.18%	379	%a
10/31/2010	$—	$10.85	10.04%		$23.4	.85%	.85	%‡	2.64%	340	%a
10/31/2009	$—	$10.18	22.96%		$18.5	.85%	.85	%‡	3.81%	450	%a
Period from 12/20/2007^ to 10/31/2008	$—	$8.64	(8.37	)%**	$0.1	.85%*	.85	%‡*	4.01%*	430	%^^a
Class C
10/31/2011	$—	$10.78	3.54%		$4.4	1.60%	1.60	%‡	1.43%	379	%a
10/31/2010	$—	$10.86	9.31%		$2.9	1.60%	1.60	%‡	1.83%	340	%a
10/31/2009	$—	$10.18	22.04%		$0.8	1.61%	1.61	%‡	3.39%	450	%a
Period from 12/20/2007^ to 10/31/2008	$—	$8.64	(8.98	)%**	$0.1	1.60%*	1.60	%‡*	3.24%*	430	%^^a
Floating Rate Income Fund
Institutional Class
10/31/2011	$—	$9.91	3.16%		$181.5	.70%	.70	%‡	5.39%	147%
Period from 12/30/2009^ to 10/31/2010	$—	$10.17	6.24	%**	$70.5	.70%*	.70	%‡*	5.28%*	112	%**

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Class A
10/31/2011	$10.17	$0.50	$(0.22)	$0.28	$(0.52)	$(0.02)	$—	$(0.54)
Period from 12/29/2009^ to 10/31/2010	$10.00	$0.41	$0.16	$0.57	$(0.40)	$—	$—	$(0.40)
Class C
10/31/2011	$10.17	$0.42	$(0.22)	$0.20	$(0.44)	$(0.02)	$—	$(0.46)
Period from 12/30/2009^ to 10/31/2010	$10.00	$0.35	$0.18	$0.53	$(0.36)	$—	$—	$(0.36)
High Income Bond Fund
Investor Class
10/31/2011	$9.49	$0.65	$(0.36)	$0.29	$(0.65)	$(0.07)	$—	$(0.72)
10/31/2010	$8.66	$0.76	$0.87	$1.63	$(0.80)	$—	$—	$(0.80)
10/31/2009	$6.57	$0.74	$2.02	$2.76	$(0.67)	$—	$—	$(0.67)
10/31/2008	$9.00	$0.66	$(2.44)	$(1.78)	$(0.66)	$—	$—	$(0.66)
10/31/2007	$9.08	$0.68	$(0.08)	$0.60	$(0.68)	$—	$—	$(0.68)
Institutional Class
10/31/2011	$9.50	$0.64	$(0.34)	$0.30	$(0.66)	$(0.07)	$—	$(0.73)
10/31/2010	$8.68	$0.77	$0.87	$1.64	$(0.82)	$—	$—	$(0.82)
Period from 5/27/2009^ to 10/31/2009	$7.51	$0.36	$1.14	$1.50	$(0.33)	$—	$—	$(0.33)
Class A
10/31/2011	$9.49	$0.62	$(0.36)	$0.26	$(0.62)	$(0.07)	$—	$(0.69)
10/31/2010	$8.66	$0.70	$0.91	$1.61	$(0.78)	$—	$—	$(0.78)
Period from 5/27/2009^ to 10/31/2009	$7.51	$0.33	$1.13	$1.46	$(0.31)	$—	$—	$(0.31)
Class C
10/31/2011	$9.50	$0.54	$(0.35)	$0.19	$(0.55)	$(0.07)	$—	$(0.62)
10/31/2010	$8.67	$0.64	$0.91	$1.55	$(0.72)	$—	$—	$(0.72)
Period from 5/27/2009^ to 10/31/2009	$7.51	$0.30	$1.14	$1.44	$(0.28)	$—	$—	$(0.28)

See Notes to Financial Highlights	112

	Capital Contributions	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
10/31/2011	$—	$9.91	2.77%	$22.7	1.07%	1.07	%‡	5.00%	147%
Period from 12/29/2009^ to 10/31/2010	$—	$10.17	5.85%**	$12.9	1.07%*	1.07	%‡*	4.87%*	112%**
Class C
10/31/2011	$—	$9.91	1.98%	$7.8	1.82%	1.82	%‡	4.22%	147%
Period from 12/30/2009^ to 10/31/2010	$—	$10.17	5.39%**	$0.7	1.82%*	1.82	%‡*	4.23%*	112%**
High Income Bond Fund
Investor Class
10/31/2011	$—	$9.06	3.09%	$309.2	.86%	.86%		6.92%	88%
10/31/2010	$—	$9.49	19.71%	$363.6	.96%	.96	%§	8.50%	144%
10/31/2009	$—	$8.66	44.38%	$422.2	1.00%	1.00	%‡	9.90%	167%
10/31/2008	$0.01	$6.57	(20.86)%	$172.3	.92%	.92	%‡	7.96%	115%
10/31/2007	$—	$9.00	6.73%	$369.2	.92%	.92	%‡	7.41%	153%
Institutional Class
10/31/2011	$—	$9.07	3.23%	$1,514.7	.73%	.73	%§	6.93%	88%
10/31/2010	$—	$9.50	19.81%	$266.2	.75%	.75	%‡	8.55%	144%
Period from 5/27/2009^ to 10/31/2009	$—	$8.68	20.23%**	$86.6	.75%*	.75	%‡*	9.86%*	167%^^
Class A
10/31/2011	$—	$9.06	2.83%	$341.6	1.12%	1.12	%§	6.64%	88%
10/31/2010	$—	$9.49	19.52%	$277.5	1.12%	1.12	%‡	7.75%	144%
Period from 5/27/2009^ to 10/31/2009	$—	$8.66	19.69%**	$24.3	1.12%*	1.12	%‡*	9.19%*	167%^^
Class C
10/31/2011	$—	$9.07	2.06%	$46.9	1.87%	1.87	%‡	5.82%	88%
10/31/2010	$—	$9.50	18.60%	$25.5	1.87%	1.87	%‡	7.05%	144%
Period from 5/27/2009^ to 10/31/2009	$—	$8.67	19.43%**	$2.6	1.87%*	1.87	%‡*	8.26%*	167%^^

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Class R3
10/31/2011	$9.49	$0.59	$(0.35)	$0.24	$(0.60)	$(0.07)	$—	$(0.67)
10/31/2010	$8.67	$0.69	$0.89	$1.58	$(0.76)	$—	$—	$(0.76)
Period from 5/27/2009^ to 10/31/2009	$7.51	$0.33	$1.13	$1.46	$(0.30)	$—	$—	$(0.30)
Municipal Intermediate Bond Fund
Investor Class
10/31/2011	$11.59	$0.35	$0.04	$0.39	$(0.35)	$(0.05)	$—	$(0.40)
10/31/2010	$11.22	$0.36	$0.37	$0.73	$(0.36)	$—	$—	$(0.36)
10/31/2009	$10.60	$0.35	$0.64	$0.99	$(0.37)	$—	$—	$(0.37)
10/31/2008	$11.20	$0.41	$(0.59)	$(0.18)	$(0.41)	$(0.01)	$—	$(0.42)
10/31/2007	$11.36	$0.41	$(0.12)	$0.29	$(0.41)	$(0.04)	$—	$(0.45)
Institutional Class
10/31/2011	$11.59	$0.36	$0.04	$0.40	$(0.37)	$(0.05)	$—	$(0.42)
Period from 6/21/2010^ to 10/31/2010	$11.36	$0.14	$0.23	$0.37	$(0.14)	$—	$—	$(0.14)
Class A
10/31/2011	$11.60	$0.33	$0.03	$0.36	$(0.33)	$(0.05)	$—	$(0.38)
Period from 6/21/2010^ to 10/31/2010	$11.36	$0.12	$0.24	$0.36	$(0.12)	$—	$—	$(0.12)
Class C
10/31/2011	$11.59	$0.23	$0.05	$0.28	$(0.24)	$(0.05)	$—	$(0.29)
Period from 6/21/2010^ to 10/31/2010	$11.36	$0.09	$0.23	$0.32	$(0.09)	$—	$—	$(0.09)
Short Duration Bond Fund
Investor Class
10/31/2011	$8.09	$0.15	$(0.13)	$0.02	$(0.23)	$—	$—	$(0.23)
10/31/2010	$7.83	$0.17	$0.38	$0.55	$(0.29)	$—	$—	$(0.29)
10/31/2009	$7.91	$0.35	$(0.05)	$0.30	$(0.38)	$—	$—	$(0.38)
10/31/2008	$9.13	$0.41	$(1.18)	$(0.77)	$(0.45)	$—	$—	$(0.45)
10/31/2007	$9.11	$0.41	$0.06	$0.47	$(0.45)	$—	$—	$(0.45)

See Notes to Financial Highlights	114

	Capital Contributions	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class R3
10/31/2011	$—	$9.06	2.58%	$3.0	1.37%	1.37	%§	6.32%	88%
10/31/2010	$—	$9.49	19.08%	$0.5	1.37%	1.37	%‡	7.60%	144%
Period from 5/27/2009^ to 10/31/2009	$—	$8.67	19.76%**	$0.1	1.37%*	1.37	%‡*	9.29%*	167%^^
Municipal Intermediate Bond Fund
Investor Class
10/31/2011	$—	$11.58	3.53%	$116.4	.65%	.65	%‡	3.10%	79%
10/31/2010	$—	$11.59	6.56%	$118.8	.65%	.65	%‡	3.12%	101%
10/31/2009	$—	$11.22	9.42%	$92.3	.65%	.65	%‡	3.15%	146%
10/31/2008	$—	$10.60	(1.74)%	$25.6	.66%	.64	%‡	3.65%	39%
10/31/2007	$—	$11.20	2.61%	$27.8	.66%	.65	%‡	3.61%	9%
Institutional Class
10/31/2011	$—	$11.57	3.60%	$6.8	.50%	.50	%‡	3.19%	79%
Period from 6/21/2010^ to 10/31/2010	$—	$11.59	3.25%**	$0.1	.50%*	.50	%‡*	3.30%*	101%^^
Class A
10/31/2011	$—	$11.58	3.22%	$0.2	.87%	.87	%‡	2.91%	79%
Period from 6/21/2010^ to 10/31/2010	$—	$11.60	3.20%**	$0.2	.87%*	.87	%‡*	3.00%*	101%^^
Class C
10/31/2011	$—	$11.58	2.54%	$0.6	1.62%	1.62	%‡	1.99%	79%
Period from 6/21/2010^ to 10/31/2010	$—	$11.59	2.83%**	$0.1	1.62%*	1.62	%‡*	2.14%*	101%^^
Short Duration Bond Fund
Investor Class
10/31/2011	$—	$7.88	.20%	$44.1	.71%	.71	%‡	1.93%	84%
10/31/2010	$—	$8.09	7.08%	$56.1	.70%	.70	%‡	2.19%	69%
10/31/2009	$—	$7.83	4.18%	$52.6	.70%	.70	%‡	4.73%	48%
10/31/2008	$—	$7.91	(8.70)%	$61.6	.70%	.70	%‡	4.73%	10%
10/31/2007	$—	$9.13	5.24%	$93.4	.70%	.70	%‡	4.54%	53%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital		Total Distributions
Trust Class
10/31/2011	$7.71	$0.14	$(0.13)	$0.01	$(0.21)	$—	$—		$(0.21)
10/31/2010	$7.46	$0.16	$0.35	$0.51	$(0.26)	$—	$—		$(0.26)
10/31/2009	$7.54	$0.33	$(0.06)	$0.27	$(0.35)	$—	$—		$(0.35)
10/31/2008	$8.70	$0.38	$(1.12)	$(0.74)	$(0.42)	$—	$—		$(0.42)
10/31/2007	$8.68	$0.39	$0.05	$0.44	$(0.42)	$—	$—		$(0.42)
Institutional Class
10/31/2011	$8.09	$0.17	$(0.14)	$0.03	$(0.24)	$—	$—		$(0.24)
Period from 6/21/2010^ to 10/31/2010	$7.97	$0.06	$0.16	$0.22	$(0.10)	$—	$—		$(0.10)
Class A
10/31/2011	$7.72	$0.13	$(0.14)	$(0.01)	$(0.20)	$—	$—		$(0.20)
Period from 6/21/2010^ to 10/31/2010	$7.60	$0.05	$0.15	$0.20	$(0.08)	$—	$—		$(0.08)
Class C
10/31/2011	$7.72	$0.07	$(0.13)	$(0.06)	$(0.15)	$—	$—		$(0.15)
Period from 6/21/2010^ to 10/31/2010	$7.60	$0.03	$0.15	$0.18	$(0.06)	$—	$—		$(0.06)
Strategic Income Fund
Trust Class
10/31/2011	$11.23	$0.42	$(0.04)	$0.38	$(0.44)	$(0.19)	$—		$(0.63)
10/31/2010	$10.58	$0.49	$0.81	$1.30	$(0.52)	$(0.13)	$—		$(0.65)
10/31/2009	$8.77	$0.43	$1.78	$2.21	$(0.40)	$—	$—		$(0.40)
10/31/2008	$10.38	$0.42	$(1.05)	$(0.63)	$(0.27)@	$(0.61)@	$(0.10	)@	$(0.98)
Period from 4/2/2007^ to 10/31/2007	$10.39	$0.24	$(0.02)	$0.22	$(0.23)	$—	$—		$(0.23)
Institutional Class
10/31/2011	$11.23	$0.46	$(0.04)	$0.42	$(0.48)	$(0.19)	$—		$(0.67)
10/31/2010	$10.58	$0.53	$0.81	$1.34	$(0.56)	$(0.13)	$—		$(0.69)
10/31/2009	$8.78	$0.45	$1.79	$2.24	$(0.44)	$—	$—		$(0.44)
10/31/2008	$10.38	$0.44	$(1.02)	$(0.58)	$(0.31)@	$(0.61)@	$(0.10	)@	$(1.02)
10/31/2007	$10.65	$0.43	$0.15	$0.58	$(0.45)	$(0.40)	$—		$(0.85)

See Notes to Financial Highlights	116

	Capital Contributions	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Trust Class
10/31/2011	$—	$7.51	.10%	$6.4	.80%	.80	%‡	1.83%	84%
10/31/2010	$—	$7.71	7.01%	$9.4	.80%	.80	%‡	2.09%	69%
10/31/2009	$—	$7.46	4.02%	$8.1	.80%	.80	%‡	4.62%	48%
10/31/2008	$—	$7.54	(8.76)%	$9.3	.80%	.80	%‡	4.64%	10%
10/31/2007	$—	$8.70	5.15%	$13.1	.80%	.80	%‡	4.44%	53%
Institutional Class
10/31/2011	$—	$7.88	.40%	$17.9	.51%	.51	%‡	2.09%	84%
Period from 6/21/2010^ to 10/31/2010	$—	$8.09	2.73%**	$0.0	.50%*	.50	%‡*	2.16%*	69	%^^
Class A
10/31/2011	$—	$7.51	(.10)%	$0.2	.87%	.87	%‡	1.75%	84%
Period from 6/21/2010^ to 10/31/2010	$—	$7.72	2.67%**	$0.1	.87%*	.87	%‡*	1.83%*	69	%^^
Class C
10/31/2011	$—	$7.51	(.84)%	$1.0	1.62%	1.62	%‡	.97%	84%
Period from 6/21/2010^ to 10/31/2010	$—	$7.72	2.39%**	$0.0	1.62%*	1.62	%‡*	1.04%*	69	%^^
Strategic Income Fund
Trust Class
10/31/2011	$—	$10.98	3.60%	$19.4	1.10%	1.10	%‡	3.86%	265	%a
10/31/2010	$—	$11.23	12.78%	$16.3	1.10%	1.10	%‡	4.56%	238	%a
10/31/2009	$—	$10.58	25.66%	$6.7	1.10%	1.10	%‡	4.32%	322	%a
10/31/2008	$—	$8.77	(6.54)%	$0.3	1.15%	1.14	%‡	4.36%	323	%a
Period from 4/2/2007^ to 10/31/2007	$—	$10.38	2.16%**	$0.2	1.11%*	1.10	%‡*	3.92%*	99	%^^
Institutional Class
10/31/2011	$—	$10.98	3.96%	$210.8	.75%	.75	%‡	4.20%	265	%a
10/31/2010	$—	$11.23	13.17%	$118.8	.75%	.75	%‡	4.88%	238	%a
10/31/2009	$—	$10.58	25.97%	$18.7	.75%	.75	%‡	4.59%	322	%a
10/31/2008	$—	$8.78	(6.09)%	$4.6	.84%	.83	%‡	4.54%	323	%a
10/31/2007	$—	$10.38	5.64%	$17.0	.86%	.85	%‡	4.10%	99%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital		Total Distributions
Class A
10/31/2011	$11.24	$0.42	$(0.04)	$0.38	$(0.44)	$(0.19)	$—		$(0.63)
10/31/2010	$10.59	$0.48	$0.81	$1.29	$(0.51)	$(0.13)	$—		$(0.64)
10/31/2009	$8.78	$0.43	$1.77	$2.20	$(0.39)	$—	$—		$(0.39)
Period from 12/20/2007^ to 10/31/2008	$10.19	$0.36	$(0.78)	$(0.42)	$(0.28)@	$(0.61)@	$(0.10	)@	$(0.99)
Class C
10/31/2011	$11.23	$0.34	$(0.04)	$0.30	$(0.36)	$(0.19)	$—		$(0.55)
10/31/2010	$10.58	$0.41	$0.81	$1.22	$(0.44)	$(0.13)	$—		$(0.57)
10/31/2009	$8.78	$0.36	$1.76	$2.12	$(0.32)	$—	$—		$(0.32)
Period from 12/20/2007^ to 10/31/2008	$10.19	$0.29	$(0.77)	$(0.48)	$(0.22)@	$(0.61)@	$(0.10	)@	$(0.93)

See Notes to Financial Highlights	118

	Capital Contributions	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
10/31/2011	$—	$10.99	3.55%		$196.0	1.15%	1.15	%‡	3.79%	265	%a
10/31/2010	$—	$11.24	12.72%		$142.9	1.15%	1.15	%‡	4.44%	238	%a
10/31/2009	$—	$10.59	25.51%		$68.2	1.15%	1.15	%‡	4.25%	322	%a
Period from 12/20/2007^ to 10/31/2008	$—	$8.78	(4.64	)%**	$0.2	1.21%*	1.20	%‡*	4.36%*	323	%^^a
Class C
10/31/2011	$—	$10.98	2.83%		$120.9	1.85%	1.85	%‡	3.09%	265	%a
10/31/2010	$—	$11.23	11.93%		$93.3	1.85%	1.85	%‡	3.75%	238	%a
10/31/2009	$—	$10.58	24.47%		$36.2	1.85%	1.85	%‡	3.53%	322	%a
Period from 12/20/2007^ to 10/31/2008	$—	$8.78	(5.22	)%**	$0.1	1.91%*	1.90	%‡*	3.56%*	323	%^^a

Notes to Financial Highlights Income Funds

††
Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested, but does not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For each Fund, total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. For the year ended October 31, 2007, Management reimbursed Short Duration for losses incurred in connection with the disposition of foreign currency contracts, which had no impact on total return. For the year ended October 31, 2008, High Income recorded a capital contribution from Management in connection with a reallocation of expenses that are shared by the Fund and Management, which had a (.12)% impact on total return.

#	The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡
After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended October 31,
	2011	2010		2009		2008		2007
Core Bond Fund Investor Class	1.12%	1.19%		1.40%		1.25%		1.30%
Core Bond Fund Institutional Class	.62%	.70%		.94%		.83%		.83%
Core Bond Fund Class A	1.01%	1.09%		1.36%		2.73	%(1)	—
Core Bond Fund Class C	1.77%	1.84%		2.68%		3.43	%(1)	—
Floating Rate Income Fund Institutional Class	.95%	1.87	%(5)	—		—		—
Floating Rate Income Fund Class A	1.34%	2.21	%(4)	—		—		—
Floating Rate Income Fund Class C	2.06%	3.39	%(5)	—		—		—
High Income Bond Fund Investor Class	—	—		1.04%		.92%		.92%
High Income Bond Fund Institutional Class	—	.77%		.91	%(3)	—		—
High Income Bond Fund Class A	—	1.16%		1.27	%(3)	—		—
High Income Bond Fund Class C	1.87%	1.93%		2.02	%(3)	—		—
High Income Bond Fund Class R3	—	1.72%		5.53	%(3)	—		—
Municipal Intermediate Bond Fund Investor Class	.98%	1.01%		1.12%		1.24%		1.17%
Municipal Intermediate Bond Fund Institutional Class	.77%	26.10	%(6)	—		—		—
Municipal Intermediate Bond Fund Class A	1.87%	23.88	%(6)	—		—		—
Municipal Intermediate Bond Fund Class C	2.39%	22.28	%(6)	—		—		—
Short Duration Bond Fund Investor Class	1.25%	1.27%		1.18%		.95%		.90%
Short Duration Bond Fund Trust Class	1.41%	1.48%		1.58%		1.27%		1.18%
Short Duration Bond Fund Institutional Class	1.03%	33.53	%(6)	—		—		—
Short Duration Bond Fund Class A	1.50%	26.42	%(6)	—		—		—
Short Duration Bond Fund Class C	2.17%	34.63	%(6)	—		—		—
Strategic Income Fund Trust Class	1.26%	1.36%		3.00%		9.14%		4.81	%(2)
Strategic Income Fund Institutional Class	.90%	.96%		2.47%		4.03%		2.73%
Strategic Income Fund Class A	1.31%	1.37%		1.93%		7.52	%(1)	—
Strategic Income Fund Class C	2.03%	2.10%		2.55%		8.75	%(1)	—

Notes to Financial Highlights (cont'd)

(1) Period from December 20, 2007 to October 31, 2008.

(2) Period from April 2, 2007 to October 31, 2007.

(3) Period from May 27, 2009 to October 31, 2009.

(4) Period from December 29, 2009 to October 31, 2010. Organization expense, which is a non-recurring expense, is included in ratios on a non-annualized basis.

(5) Period from December 30, 2009 to October 31, 2010. Organization expense, which is a non-recurring expense, is included in ratios on a non-annualized basis.

(6) Period from June 21, 2010 to October 31, 2010.

§	After reimbursement of expenses previously paid by Management. Had the Fund not made such reimbursements, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended October 31,
	2011	2010
High Income Bond Fund Investor Class	—	.93%
High Income Bond Fund Institutional Class	.72%	—
High Income Bond Fund Class A	1.11%	—
High Income Bond Fund Class R3	1.36%	—

^	The date investment operations commenced.

*	Annualized.

**	Not annualized.

@	Calculated based on the average number of shares outstanding during each fiscal period.

^^
Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2007 for Strategic Income (Trust Class), for the year ended October 31, 2008 for Core Bond and Strategic Income (Class A and C), for the year ended October 31, 2009 for High Income (Institutional Class, Class A, Class C and Class R3) and for the year ended October 31, 2010 for Municipal Intermediate Bond and Short Duration (Institutional Class, Class A and Class C).

a
The portfolio turnover rates not including mortgage dollar roll transactions were 115%, 112%, 238%, 104% and 134% for the years ended October 31, 2011, 2010, 2009, 2008 and 2007 for Core Bond and 122%, 152%, 182%, and 145% for the years ended October 31, 2011, 2010, 2009 and 2008 for Strategic Income, respectively.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Neuberger Berman Income Funds and Shareholders of
Neuberger Berman High Income Bond Fund
Neuberger Berman Municipal Intermediate Bond Fund
Neuberger Berman Short Duration Bond Fund
Neuberger Berman Strategic Income Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund, and Neuberger Berman Strategic Income Fund, four of the series constituting the Neuberger Berman Income Funds (the "Trust"), as of October 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011 by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund, and Neuberger Berman Strategic Income Fund at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 16, 2011

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
Neuberger Berman Income Funds

We have audited the accompanying statements of assets and liabilities of the Neuberger Berman Core Bond Fund and the Neuberger Berman Floating Rate Income Fund, each a series of the Neuberger Berman Income Funds (the "Trust"), including the schedule of investments, as of October 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (with respect to Neuberger Berman Floating Rate Income Fund, for the year then ended and for the period December 29, 2009 to October 31, 2010), and the financial highlights for each of the five years in the period then ended (with respect to Neuberger Berman Floating Rate Income Fund, for the year then ended and for the period December 29, 2009 to October 31, 2010). These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned series of the Neuberger Berman Income Funds, as of October 31, 2011, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
December 16, 2011

Directory

Investment Manager, Administrator and Distributor	For Class A, Class C and Class R3 Shareholders:
Neuberger Berman Management LLC	Please contact your investment provider
605 Third Avenue, 2nd Floor
New York, NY 10158-0180	For Trust Class and Institutional Class Shareholders Address correspondence to:
800.877.9700 or 212.476.8800	Neuberger Berman Management LLC
Intermediary Support Services 800.366.6264	605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Sub-Adviser	Attn: Intermediary Support Services 800.366.6264
Neuberger Berman Fixed Income LLC
200 South Wacker Drive	Legal Counsel
Suite 2100	K&L Gates LLP
Chicago, IL 60601	1601 K Street, NW
Washington, DC 20006
Custodian and Shareholder Servicing Agent
State Street Bank and Trust Company	Independent Registered Public Accounting Firms
2 Avenue de Lafayette	Ernst & Young LLP
Boston, MA 02111	200 Clarendon Street
Boston, MA 02116
For Investor Class Shareholders Address
correspondence to:	Tait, Weller & Baker LLP
Neuberger Berman Funds	1818 Market Street
Boston Service Center	Suite 2400
P.O. Box 8403	Philadelphia, PA 19103
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

Trustee and Officer Information

The following tables set forth information concerning the trustees ("Trustees") and officers ("Officers") of the Trust. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management, NBFI and Neuberger. The Statement of Additional Information includes additional information about the Trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Independent Fund Trustees

John Cannon (1930)	Trustee since 1994	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	45
Formerly, Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund, 1992 to 2009.

Faith Colish (1935)	Trustee since 2000	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	45	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006; ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	45
Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007.

C. Anne Harvey (1937)	Trustee since 2000	President, C.A. Harvey Associates, since October 2001; formerly, Director, AARP, 1978 to December 2001.	45
Formerly, President, Board of Associates to The National Rehabilitation Hospital's Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to 2002.

Robert A. Kavesh (1927)	Trustee since 1993	Retired, since 2002; Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	45
Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., (public company), 1972 to 1986.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin — Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business — Dartmouth College, 1998 to 2002.	45
Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2010; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 2000	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	45
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Retired; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	45	Manager, Larch Lane Multi-Strategy Fund complex (which currently consists of three funds), since 2006; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Edward I. O'Brien (1928)	Trustee since 2000	Private Investor; formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	45	Formerly, Director, Legg Mason, Inc. (financial services holding company), 1993 to July 2008; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Cornelius T. Ryan (1931)	Trustee since 2000	General Partner and Adviser, TD2, TD3, and TOF1 Healthcare Venture Capital Partnerships; formerly, Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation, 1981 to 2010.	45
Trustee, Norwalk Hospital Foundation, since 2000; Director, Supply Pro (privately held company), since 2008; formerly, Trustee, Norwalk Hospital, 1995 to 2004; formerly, President and Director, Randolph Computer Corp., 1966 to 1984; formerly, Director of numerous privately held portfolio companies of Oxford Partners and Oxford Bioscience Partners, 1981 to 2005.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	45
Director, H&R Block, Inc. (financial services company), since May 2001; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Candace L. Straight (1947)	Trustee since 1993	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	45
Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 2000	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	45	None.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Fund Trustees who are "Interested Persons"

Joseph V. Amato* (1962)	Trustee since 2009
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer, Neuberger, since 2009; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, Neuberger Berman Fixed Income LLC ("NBFI") since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
			45
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2000 to 2008	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	45	Chairman of the Board, Staten Island Mental Health Society since 2008.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Jack L. Rivkin* (1940)	Trustee since 2002; President, 2002 to 2008
Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger, December 2002 to 2005; formerly, Director and Chairman, Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.
45
Director, Idealab (private company), since 2009; Director, Distributed World Power (private company), since 2009; Director, Dale Carnegie and Associates, Inc. (private company), since 1999; Director, Solbright, Inc. (private company), since 1998; Director, SA Agricultural Fund, since 2009; Chairman and Director, Essential Brands (consumer products) since 2008; formerly, Director, New York Society of Security Analysts, 2006 to 2008.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)
Pursuant to the Trust's Trust Instrument, each of these Fund Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*
Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates. Mr. Rivkin may be deemed an interested person of the Trust by virtue of the fact that, until August 2008, he was a director of Management and an officer of Neuberger.

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)

Andrew B. Allard (1961)	Anti-Money Laundering Compliance Officer since 2002
Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Anti-Money Laundering Compliance Officer, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985
Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); Secretary, nine registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005 and one since 2006).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011	Vice President, Neuberger, since 2009; Employee, Management, since 2003; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator.

Maxine L. Gerson (1950)	Executive Vice President since 2008 and Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
Managing Director, Neuberger, since 2009, and Deputy General Counsel and Assistant Secretary, Neuberger, since 2001; Managing Director, Management, since 2009, and Secretary and General Counsel, Management, since 2004; formerly, Senior Vice President, Neuberger, 2002 to 2009; formerly, Senior Vice President, Management, 2006 to 2009; Executive Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Sheila R. James (1965)	Assistant Secretary since 2002
Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Brian Kerrane (1969)	Vice President since 2008
Senior Vice President, Neuberger, since 2006; formerly, Vice President, Neuberger, 2002 to 2006; Vice President, Management, since 2008 and Employee since 1991; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)

Kevin Lyons (1955)	Assistant Secretary since 2003
Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005 and one since 2006).

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Neil S. Siegel (1967)	Vice President since 2008
Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Chamaine Williams (1971)	Chief Compliance Officer since 2005
Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)
Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Notice to Shareholders

Under most state tax laws, mutual fund dividends which are derived from direct investments in U.S. Government obligations are not taxable, as long as a Fund meets certain requirements. Some states require that a Fund must provide shareholders with a written notice, within 60 days of the close of a Fund's taxable year, designating the portion of the dividends which represents interest which those states consider to have been earned on U.S. Government obligations. The chart below shows the percentage of income derived from such investments for the twelve months ended October 31, 2011. This information should not be used to complete your tax returns.

	U.S. Treasury Obligations	Other Direct U.S. Government Obligations	Other Indirect U.S. Government Obligations	Repurchase Agreements
Core Bond	6.1%	0.0%	11.2%	0.0%
Floating Rate Income	0.0	0.0	0.0	0.0
High Income	0.0	0.0	0.0	0.0
Short Duration	6.9	0.0	16.5	0.0
Strategic Income	1.6	0.0	4.1	0.0

For the fiscal period ended October 31, 2011, the percentages representing the portion of distributions from net investment income, which are exempt from federal tax, other than alternative minimum tax, are as follows:

Municipal Intermediate Bond	99.57%

For the fiscal period ended October 31, 2011, the maximum amount of ordinary income distribution that is designated as qualified interest income, pursuant to the American Jobs Creation Act of 2004, is as follows:

	Ordinary Income	Short-Term Capital Gains
Core Bond	$ 5,802,898	$3,852,362
High Income	80,749,960	—
Strategic Income	19,203,959	5,846,386

In January 2012, you will receive information to be used in filing your 2011 tax returns, which will include a notice of the exact tax status of all dividends paid to you by each Fund during calendar year 2011. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

Core Bond, High Income, Municipal Intermediate Bond and Strategic Income hereby designate $283,730, $7,083,769, $486,576 and $727,415, respectively, as a capital gain distribution.

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on October 13, 2011, the Board, including the Trustees who are not "interested persons" of Management (including its affiliates) or Neuberger Berman Income Funds ("Independent Fund Trustees"), approved the continuance of the Management and Sub-Advisory Agreements ("Agreements") for each of Neuberger Berman Core Bond Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund (each a "Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management and Neuberger Berman Fixed Income LLC ("NBFI") in response to questions submitted by counsel for the Independent Fund Trustees, and met with senior representatives of Management and NBFI regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and NBFI. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and NBFI have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted primarily to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and NBFI; (2) the performance of each Fund compared to a relevant market index and a peer group of investment companies; (3) the costs of the services provided and profits or losses realized by Management and its affiliates from their relationship with the Funds; (4) the extent to which economies of scale might be realized as each Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in each Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to each Fund and whether the Agreements were in the best interests of each Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of each Fund and the experience and staffing of the portfolio management and investment research personnel of Management and NBFI who perform services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and NBFI's policies and practices regarding brokerage and allocation of portfolio transactions by Management. The Board's Portfolio Transactions and Pricing Committee from time to time reviewed the quality of the execution services that Management had provided. In addition, the Board noted the positive compliance history of Management and NBFI, as each firm has been free of significant reported compliance problems.

The Board considered the performance of each Fund relative to its benchmark and the average performance of composite peer groups of investment companies pursuing broadly similar strategies. The Board also reviewed during the period performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers. In the case of those

Funds that had underperformed their peer groups and/or relevant market indices, the Board discussed with Management each Fund's performance and steps that Management had taken, or intended to take, to improve each Fund's performance. The Board also considered Management's resources and responsiveness with respect to the Funds that experienced lagging performance.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for each Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or NBFI or their affiliates from their relationship with each Fund. The Board also considered the profitability of Management and its affiliates from their association with the Funds.

The Board reviewed a comparison of each Fund's management fee and overall expense ratio to a peer group of broadly comparable funds. The Board considered the mean and median of the management fees and expense ratios of each peer group. Where a Fund's management fee was higher than the peer group mean and/or median, the Board considered whether specific portfolio management or administration needs contributed to the management fee. In addition, the Board considered the contractual limit on expenses of certain classes of each Fund and the voluntary waiver of a portion of the management fee by Management for Neuberger Berman Core Bond Fund. The Board noted that Management incurred a loss on Neuberger Berman Core Bond Fund, Neuberger Berman Floating Rate Income Fund and Neuberger Berman Municipal Intermediate Bond Fund.

The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with investment objectives, policies and strategies that were similar to those of any the Funds. The Board compared the fees charged to each Fund to the fees charged to any such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to each Fund and any such funds and/or separate accounts and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to each Fund. The Board considered whether each Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether any such breakpoints are set at appropriate asset levels.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to each Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to each Fund, the Board reviewed specific data as to Management's profit or loss on each Fund for a recent period and the trend in profit or loss over recent years. The Board also carefully examined Management's cost allocation methodology. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Funds and, based on its review, concluded that Management's level of profitability was not excessive.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that Management and NBFI could be expected to provide a high level of service to each Fund; that the performance of each Fund was satisfactory over time, or, in the case of underperforming Funds, that it retained confidence in Management's and NBFI's capabilities to manage the Funds; that each Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Funds were reasonable in comparison with the benefits accruing to each Fund.

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Investment manager: Neuberger Berman Management LLC
Sub-adviser: Neuberger Berman Fixed Income LLC

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
Web site: www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

H0648 12/11

Item 2. Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Income Funds (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-03802 (filed on July 10, 2006).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee.  The Registrant’s audit committee financial experts are Martha Goss, George Morriss and Candace Straight. Ms. Goss, Mr. Morriss and Ms. Straight are independent trustees as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The financial information provided below is that of the Registrant, Neuberger Berman Income Funds.  This N-CSR relates only to Neuberger Berman Core Bond Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund (collectively, the “Funds”).  Tait, Weller & Baker LLP (“Tait Weller”) serves as independent registered public accounting firm to Neuberger Berman Core Bond Fund and Neuberger Berman Floating Rate Income Fund.  Ernst & Young LLP (“E&Y”) serves as independent registered public accounting firm to all other series of the Registrant.

(a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $165,000 and $161,450 for the fiscal years ended 2010 and 2011, respectively.

The aggregate fees billed for professional services rendered by Tait Weller for the audit of the annual financial statements or services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements were $46,900 and $47,650 for the fiscal years ended 2010 and 2011, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2010 and 2011, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2010 and 2011, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2010 and 2011, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2010 and 2011, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed to the Registrant for assurance and related services by Tait Weller that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2010 and 2011, respectively.    The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2010 and 2011, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by Tait Weller that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2010 and 2011, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2010 and 2011, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(c) Tax Fees

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $47,600 and $39,200 for the fiscal years ended 2010 and 2011, respectively.  The nature of the services provided were tax compliance, tax advice, and tax planning. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2010 and 2011, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2010 and 2011, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2010 and 2011, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed to the Registrant for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning were $6,650 and $7,050 for the fiscal years ended 2010 and 2011, respectively.  The nature of the services provided were tax compliance, tax advice and tax planning. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2010 and 2011, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2010 and 2011, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2010 and 2011, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2010 and 2011, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2010 and 2011, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2010 and 2011, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2010 and 2011, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed to the Registrant for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2010 and 2011, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2010 and 2011, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2010 and 2011, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2010 and 2011, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(e) Audit Committee’s Pre-Approval Policies and Procedures

(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons

Not applicable.

(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $47,600 and $39,200 for the fiscal years ended 2010 and 2011, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2010 and 2011, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant were $6,650 and $7,050 for the fiscal years ended 2010 and 2011, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2010 and 2011, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s and Tait Weller’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-03802 (filed July 10, 2006).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEUBERGER BERMAN INCOME FUNDS

By:	/s/ Robert Conti Robert Conti Chief Executive Officer

Date:  December 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti Robert Conti Chief Executive Officer

Date:  December 30, 2011

By:	/s/ John M. McGovern John M. McGovern Treasurer and Principal Financial and Accounting Officer

Date:  December 30, 2011